AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 24, 2020

Registration No. 333-146328

811-06144

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

                      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                                      ☐

                                                                      Pre-Effective Amendment No.                                                                         ☐

                                                                      Post-Effective Amendment No. 26                                                                   ☒

and

                      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                                                                  Amendment No. 50                                                                               ☒

SEPARATE ACCOUNT VA DD

(Exact Name of Registrant)

Transamerica Premier Life Insurance Company

(Name of Depositor)

4333 Edgewood Road N.E.

Cedar Rapids, IA 52499

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: (319) 355-8511

Brian Stallworth, Esquire

Transamerica Premier Life Insurance Company

c/o Office of the General Counsel

4333 Edgewood Road, N.E.

Cedar Rapids, IA 52499

(Name and Address of Agent for Service)

Title of Securities Being Registered:

Flexible Premium Variable Annuity Policies

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	On May 1, 2020 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Vanguard Variable Annuity

Prospectus

May 1, 2020

Issued Through Separate Account VA DD

By Transamerica Premier Life Insurance Company

The Vanguard Variable Annuity (the “Contract”) provides a means of investing on a tax-deferred basis in Funds of Vanguard Variable Insurance Fund

Money Market Fund

Short-Term Investment-Grade Fund

Total Bond Market Index Fund

Global Bond Index Fund

High Yield Bond Fund

Conservative Allocation Fund

Moderate Allocation Fund

Balanced Fund

Equity Income Fund

Diversified Value Fund

Total Stock Market Index Fund

Equity Index Fund

Mid-Cap Index Fund

Growth Fund

Capital Growth Fund

Small Company Growth Fund

International Fund

Total International Stock Market Index Fund

Real Estate Index Fund

The Contract is intended for retirement savings or other long-term investment purposes. You bear all investment risk (including the possible loss of principal), and investment results are not guaranteed. The Contract provides a Free Look Period of at least 10 days (20 days or more in some instances) during which the Contract may be cancelled.

The Vanguard Variable Annuity is no longer available for purchase by new Contract owners.

Why Reading This Prospectus Is Important

This prospectus explains the Vanguard Variable Annuity. Reading the Contract prospectus will help you decide whether the Contract is the right investment for you. The Contract prospectus must be accompanied by a current prospectus for Vanguard Variable Insurance Fund, which discusses in greater depth the objective, risks, and strategies of each Portfolio of Vanguard Variable Insurance Fund. Please read them both carefully before you invest and keep them for future reference. A Statement of Additional Information for the Contract prospectus has been filed with the Securities and Exchange Commission, is incorporated by reference, and is available free by writing to Vanguard Annuity and Insurance Services, 455 Devon Park Drive, Wayne, PA 19087-1815 or by calling (800)522-5555 on business days between 8 a.m. and 8 p.m., Eastern time. The Table of Contents for the Statement of Additional Information is included at the end of the Contract prospectus.

We want to let you know that beginning January 1, 2021, we will no longer mail copies of shareholder reports for funds in your portfolio. This change is permitted by regulations adopted by the Securities and Exchange Commission. Instead, the reports will be made available on our website. We’ll let you know by mail each time a report is posted. The notification will have a URL for accessing the report. If you’ve already elected to receive documents from us electronically, you’re not affected by this change. You’re already receiving an email with a link to the reports so there’s nothing you need to do. You do have the option of continuing to receive paper copies of all future shareholder reports free of charge. If you’d like this option, give us a call at the number on your account statement, Monday through Thursday 8 – 6:30, or Friday 8 – 5:30 ET.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Contract is available in all states except New York.

This prospectus does not constitute an offering in any jurisdiction where it would be unlawful to make an offering like this. No one has been authorized to give any information or make any representations about this offering other than those contained in this prospectus. You should not rely on any other information or representations.

	Contents
1	Cross Reference to Definitions	26	Access to Your Money
2	Summary	27	Performance
5	Fee Table	28	Death Benefit
7	Example	31	Additional Features
8	The Annuity Contract	36	Other Information
9	Annuity Payments	43	Table of Contents of Statement of Additional Information
11	Purchase	44	Appendix A (Condensed Financial Information)
14	Investment Options	48	Appendix B (Death Benefit)
19	Expenses	50	Appendix C (GLWB Rider – Adjusted Partial Withdrawals)
20	Tax Information	52	Appendix D (GLWB Rider – Blended Rider Fee)

CROSS REFERENCE TO DEFINITIONS

We have generally defined the technical terms associated with the Contract where they are used in this prospectus. The following list shows where certain of the more technical and more frequently used terms are defined in this prospectus. In the text you can easily locate the defined word because it will appear in bold type or its definition will be covered in a space on the page set aside specifically for discussion of the term.

Accumulated Value	13
Accumulation Phase	8
Accumulation Unit	13
Accumulation Unit Value	13
Adjusted Partial Withdrawal	29
Annuitant	29
Annuity Payment Options	9
Beneficiary(ies)	30
Business Day	11
Company	2
Contract	8
Contract Date	11
Contract Owner	37
Free Look Period	3
Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Rider	3
Income Date	9
Income Phase	8
Initial Premium Payment	11
Joint Annuitant	30
Net Premium Payment	11
Non-Qualified Contract	8
Portfolios	14
Premium Payment	11
Premium Tax	12
Qualified Contract	11
Separate Account	14
Subaccounts	14
Tax Deferral	21
Vanguard Variable Insurance Fund	2
Valuation Period	13

1

Summary

The sections in this Summary provide you with a concise discussion of the major topics covered in this prospectus. Each section of the Summary is discussed in greater detail in the main body of the prospectus at corresponding section headings. Please read the full prospectus carefully.

THE ANNUITY CONTRACT

The Vanguard Variable Annuity is a flexible-premium variable annuity offered by Transamerica Premier Life Insurance Company (the “Company”). The Contract provides a means of investing on a tax-deferred basis in various Subaccounts that invest in the portfolios of Vanguard Variable Insurance Fund (the “Funds”).

Who Should Invest

The Contract is intended for long-term investors who want tax-deferred accumulations of funds, generally for retirement but also for other long-term purposes.

The Contract provides benefits in two distinct phases: accumulation and income.

The Accumulation Phase

During the Accumulation Phase, you choose to allocate your investment in the Contract among the various Subaccounts that invest in the Vanguard Portfolios available under the Contract. You can contribute additional dollars to the Contract and you can take withdrawals from the Contract during the Accumulation Phase. The value of your investment depends on the investment performance of the Subaccounts you choose. Your earnings are generally not taxed during this phase unless you withdraw them.

The Income Phase

During the Income Phase, you can receive regular annuity payments on a fixed or variable basis and for various periods of time depending on your need for income and the choices available under the Contract. See Annuity Payments, for more information about Annuity Payment Options.

Vanguard Variable Insurance Fund

The Subaccounts available for investment under the Contract invest in Portfolios of Vanguard Variable Insurance Fund (the Funds), an open-end investment company. The Fund is a member of the Vanguard Group (Vanguard), a family of more than 200 funds holding assets of approximately $5.6 trillion Assets Under Management.

ANNUITY PAYMENTS

During the Income Phase, you receive regular annuity payments under a wide range of Annuity Payment Options. The Contract allows you to receive an income guaranteed for as long as you live or until the second of two people dies. You may also choose to receive a guaranteed number of payments over a number of years. Most Annuity Payment Options are available on either a variable basis (where the amount of the payment rises or falls depending on the investment performance of the Subaccount you have chosen) or a fixed basis (where the payment amount is guaranteed).

PURCHASE

You can buy the Contract with a minimum investment of $5,000 under most circumstances. You can add $250 or more at any time during the Accumulation Phase. Totals of all Premium Payments that exceed $5,000,000 may require prior approval from the Company.

INVESTMENT OPTIONS

You can allocate your purchase payments to one of several underlying fund portfolios listed in this prospectus and described in the underlying fund prospectuses. Depending upon their investment performance, you can make or lose money in any of the subaccounts.

We currently allow you to transfer money between any of the investment choices during the accumulation phase. The Company does not charge a fee for exchanges among the subaccounts.

EXPENSES

There are no sales charges or sales loads associated with the Contract.

The Company will deduct a daily charge corresponding to an annual charge of 0.10% of the net asset value of the Separate Account as an Administrative Expense Charge and a daily charge corresponding to an annual charge of 0.20% for the mortality and expense risks assumed by the Company (a lower rate may be assessed for certain periods, please see Fee Table). If you choose the optional death benefit there will be an additional annual charge of 0.20% (0.05% of the accumulated value assessed quarterly). For Contracts valued at less than $25,000 at the time of fee assessment, there is also a $25 Annual Contract Maintenance Fee that is prorated at issue and assessed in full at calendar year-end.

You will also pay Fund Operating Expenses, which currently range from 0.11% to 0.40% annually of the average daily value of the Funds.

2

If you elect the Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Rider, then there is a quarterly rider fee based on an annual rate of the current rider fee of 1.20% (0.95% for the portion of the total withdrawal base attributable to premium payments or transfers into designated investments prior to May 1, 2013) during the accumulation phase (for the single or joint life option) of the total withdrawal base on each rider anniversary.

TAXES

In general, you are not taxed on earnings on your investment in the Contract until you withdraw them or receive Annuity Payments. Earnings are taxed as ordinary income. During the Accumulation Phase, for tax purposes withdrawals are taken from earnings first, then from your investment in the Contract. If you receive money from the Contract before age 59 1/2, you may have to pay a 10% federal penalty tax on the earnings portion received. During the Income Phase, payments come partially from earnings, partially from your investment.

ACCESS TO YOUR MONEY

You can take money out of your Contract at any time during the Accumulation Phase without incurring a withdrawal charge. In the absence of specific directions from the contract owner, all deductions will be made from all funded Subaccounts on a pro rata basis. You may have to pay income tax and a tax penalty on any money you take out. Please refer to minimum withdrawal requirements based on withdrawal type and disbursement method.

PERFORMANCE

The investment performance of the Subaccounts you choose directly affects the value of your Contract. You bear all investment risk (including the possible loss of principal), and investment results are not guaranteed.

From time to time, the Company may advertise the investment performance of the Subaccounts. In doing so, it will use standardized methods prescribed by the Securities and Exchange Commission (“SEC”), as well as certain non-standardized methods.

Past performance does not indicate or predict future performance.

DEATH BENEFIT

If the Annuitant dies during the Accumulation Phase, the Beneficiary will receive the Death Benefit. The Death Benefit is the then-current Accumulated Value of the Contract on the date the Company receives Due Proof of Death and all Company forms, fully completed. However, for an additional charge, there is an optional Death Benefit Rider available that you can select at the time of purchase, the Return of Premium Death Benefit (the “optional Death Benefit”) (see Death Benefit). The optional Death Benefit is the greater of the then-current Accumulated Value of the Contract or the sum of all Premium Payments less any Adjusted Partial Withdrawals and Premium Taxes, if any. The Contract is a variable annuity and if applicable, the Death Benefit is subject to market risk until Beneficiaries have made claim (any optional Death Benefit may also be subject to market risk until Beneficiaries have made claim). The Beneficiary may elect to receive these amounts as a lump sum or as Annuity Payments.

ADDITIONAL FEATURES

GLWB Rider

You may elect to purchase the optional Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Rider (also known as Secure IncomeTM). The rider provides you with a guaranteed lifetime withdrawal benefit (subject to the claims-paying ability of the insurance company) for amounts you have invested in certain designated investments available under the Contract. The rider is available during the accumulation phase, and only the designated investments will be considered in determining the total withdrawal base for the guaranteed lifetime withdrawal benefit provided under the rider. Transfers from designated investments to non-designated investments will be considered withdrawals under the rider. Excess withdrawals may significantly reduce or eliminate the benefit of this rider. The tax rules for qualified contracts may limit the value of this rider. Please consult a qualified financial professional before electing the GLWB Rider for a qualified contract. There is an extra charge for this rider.

OTHER INFORMATION

Free Look Period

The Contract provides for a Free Look Period of at least 10 days after the Contract Owner receives the Contract (20 or more days in some instances as specified in your Contract) plus 5 days for mailing.

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY

Transamerica Premier Life Insurance Company is a life insurance company incorporated under Iowa law. It is principally engaged in offering life insurance and annuity contracts.

3

Separate Account VA DD

The Separate Account VA DD (the “Separate Account”) is a unit investment trust registered with the SEC and operating under Iowa law. The Separate Account has various Subaccounts, each of which invests solely in a corresponding Portfolio of the Fund.

Other topics

Additional information on the topics summarized above and on other topics not summarized here can be found at Other Information.

INQUIRIES AND CONTRACT AND POLICYHOLDER INFORMATION

For more information about the Vanguard Variable Annuity, call (800)522-5555 or write:

Regular Mail:	Overnight or Certified Mail:

Vanguard Annuity and Insurance Services	Vanguard Annuity and Insurance Services
P.O. Box 1105	455 Devon Park Drive
Valley Forge, PA 19482-1105	Wayne, PA 19087-1815

If you have questions about your Contract, please telephone Vanguard Annuity and Insurance Services at (800)462-2391. Personal and/or account specific information may be requested to validate a caller’s identity and authorization prior to the providing of any information. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the Contract. As Contract Owner, you will receive periodic statements confirming any transactions that take place as well as quarterly statements and an annual report.

4

Fee Table

The following Fee Table illustrates all expenses that you would incur as a Contract Owner. The purpose of this Fee Table is to assist you in understanding the various costs and expenses that you would pay directly or indirectly as a purchaser of the Contract. The first table describes the fees and expenses that you will pay at the time you purchase the Contract, surrender the Contract, or transfer cash value between investment options. State premium taxes may also be deducted. For a complete discussion of Contract cost and expenses, see Expenses.

OWNER TRANSACTION EXPENSES

Sales Load Imposed on Purchases	None
Surrender Fees	None
Exchange Fees	None
State Premium Tax (See Premium Tax)	0.00% to 3.50%

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the investment portfolios’ fees and expenses.

SEPARATE ACCOUNT ANNUAL EXPENSES1 (as a percentage of average account value)

Annual Contract Maintenance Fee[2]	$25
Accumulated Value Death Benefit
Mortality and Expense Risk Charge[3,4]	0.20%
Administrative Expense Charge	0.10%

Total Separate Account Annual Expenses	0.30%

OPTIONAL RIDER FEES

Return of Premium Death Benefit[5,6]	0.20%
Return of Premium Death Benefit (No Longer Available for New Issues)[6,7]	0.05%
Annual Step-Up Death Benefit (No Longer Available for New Issues)[6,8]	0.12%
GLWB Rider (annualized rate—% of Total Withdrawal Base attributable to premium payments and transfers into designated investments on or after May 1, 2013)[9]:
Maximum	2.00%
Current	1.20%
GLWB Rider (annualized rate—% of Total Withdrawal Base attributable to premium payments and transfers into designated investments prior to May 1, 2013)[9]:	0.95%

[1]	See Expenses, for more information.
[2]

Applies to Contracts valued at less than $25,000 at the time of initial purchase and any year thereafter if the Accumulated Value is below $25,000. For Contracts valued at less than $25,000 at the time of fee assessment, the $25 Annual Contract Maintenance Fee is prorated at issue and assessed in full at calendar year-end.

[3]	The mortality and expense risk charge will not be greater than 0.20% (as shown in the table); however, the fee may be assessed at a lower rate for certain periods.
[4]	Currently, the daily mortality and expense risk charge will be assessed at a rate corresponding to an annual charge of 0.170%.
[5]	For contract owners who purchased the contract on or after October 19, 2011.
[6]	This additional annual fee is a percentage of the Accumulated Value that is assessed at the beginning of each quarter based on the Contract Anniversary Date.
[7]	For contract owners who purchased the contract on or before October 18, 2011.
[8]	For contract owners who purchased the contract prior to October 30, 2010.
[9]

The GLWB rider fee is a percentage of the total withdrawal base. The total withdrawal base on the date the rider takes effect (“rider date”) is the accumulated value in the designated investments. During any rider year, the total withdrawal base is equal to the total withdrawal base on the rider date or on the most recent rider anniversary, plus subsequent premium payments to or transfers into the designated investments under the rider, less any total withdrawal base adjustments. On the rider anniversary the total withdrawal base can step up to the accumulated value in the designated investments if the accumulated value in the designated investments is greater than the current total withdrawal base.

The annual rider fee percentage is currently 1.20% (for the single or joint life option). If any premium additions or transfers are made into the designated investments under the rider, then a new rider fee percentage may apply to such premium additions or transfers. Thereafter, if a new fee applies the total rider fee will be adjusted to reflect the weighted average of the current rider fee percentage and the rider fee percentage associated with the additional premium and/or transfers to the designated investments under the rider.

5

The next item shows the minimum and maximum total operating expenses charged by the investment Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each investment Fund fees and expenses is contained in the prospectus for the Fund.

TOTAL FUND OPERATING EXPENSES1

	Minimum	Maximum
Expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.11%	0.40%

[1]

The fee table information relating to the underlying fund is for the year ending December 31, 2019 (unless otherwise noted) and was provided to the Company by the underlying fund portfolios, their investment advisors or managers. Actual future expenses of the funds may be greater or less than those shown in the table.

ANNUAL FUND OPERATING EXPENSES during the fiscal year ended December 31, 2019

Subaccount	Management Fees	12b-1 Distribution Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Operating Expenses
Money Market Fund	0.13%	None	0.02%	0.00%	0.15%
Short-Term Investment-Grade Fund	0.12%	None	0.02%	0.00%	0.14%
Total Bond Market Index Fund	0.12%	None	0.02%	0.00%	0.14%
Global Bond Index Fund[4]	0.00%	None	0.00%	0.13%[1]	0.13%
High Yield Bond Fund	0.24%	None	0.02%	0.00%	0.26%
Conservative Allocation Fund	0.00%	None	0.00%	0.13%[1]	0.13%
Moderate Allocation Fund	0.00%	None	0.00%	0.12%[1]	0.12%
Balanced Fund	0.20%	None	0.01%	0.00%	0.21%
Equity Income Fund	0.28%	None	0.02%	0.00%	0.30%
Diversified Value Fund	0.23%	None	0.01%	0.00%	0.24%
Total Stock Market Index Fund	0.00%	None	0.00%	0.13%[1]	0.13%
Equity Index Fund	0.13%	None	0.01%	0.00%	0.14%
Mid-Cap Index Fund	0.16%	None	0.01%	0.00%	0.17%
Growth Fund	0.39%	None	0.01%	0.00%	0.40%
Capital Growth Fund	0.33%	None	0.01%	0.00%	0.34%
Small Company Growth Fund	0.30%	None	0.02%	0.00%	0.32%
International Fund	0.36%	None	0.02%	0.00%	0.38%
Total International Stock Market Index Fund[5]	0.00%	None	0.00%	0.11%[1]	0.11%
Real Estate Index Fund[2]	0.24%	None	0.02%	0.00%	0.26%

[1]

Although the Fund is not expected to incur any net expenses daily, the Fund’s contract owners indirectly bear the expenses of the underlying Vanguard funds in which the Portfolio invests. This figure includes transaction costs (i.e., purchase and redemption fees), if any, imposed on the Fund by the underlying funds. See the Vanguard Variable Insurance Fund Prospectus.

[2]	Effective on or about January 18, 2018 REIT Index Fund was renamed Real Estate Index Fund.

6

Example

The following Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Separate Account annual expenses, and Portfolio fees and expenses.1

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% annual rate of return each year, the highest fees and expenses of any of the Portfolios for the year ended December 31, 2019, and the Contract with the combination of available optional features with the highest fees and expenses, including the GLWB Rider (Joint Life), the Accumulated Value Death Benefit Option and the Return of Premium Death Benefit Option, respectively. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
If the Contract is annuitized or if you surrender the Contract at the end of the applicable time period
• Return of Premium Death Benefit Option	$291	$891	$1517	$3200
• Accumulated Value Death Benefit Option	$271	$831	$1418	$3006

[1]	The Example does not reflect premium tax charges. Different fees and expenses not reflected in the Example may be assessed during the income phase of the Contract.

Please remember that the Example is an illustration and does not represent past or future expenses. Your actual expenses may be lower or higher than those reflected in the Example. Similarly, your rate of return may be more or less than the 5% assumed in the Example.

For information concerning the compensation and expenses paid for the sale of the Contracts, see “Distributor of the Contracts.”

CONDENSED FINANCIAL INFORMATION

Please note that Appendix A contains a history of accumulation unit values in a table labeled “Condensed Financial Information.”

Automated Quotes

The Vanguard Tele-Account Service provides access to Accumulation Unit Values (to six decimal places) and total returns for all Subaccounts, and yield information for the Money Market, Total Bond Market Index, High Yield Bond, and Short-Term Investment-Grade Portfolios of the Fund. Contract Owners may use this service for 24-hour access to Portfolio information. To access the service you may call Tele-Account at (800)662-6273 (ON-BOARD) and follow the step-by-step instructions, or speak with a Vanguard Annuity and Insurance Services associate at (800)522-5555 to request a brochure that explains how to use the service.

Vanguard’s website also has Accumulation Unit Values (to six decimal places) for all Subaccounts. This service can be accessed from vanguard.com.

Accessing Your Contract on the Web

You may access information and manage your annuity on vanguard.com. This convenient service, available 24-hours a day, allows you to check your annuity balances, your Portfolio holdings, and make exchanges between Portfolios at any time. (Note: exchange requests received prior to the close of regular trading on the New York Stock Exchange—usually 4 p.m., Eastern time—will be processed as of the close of business on that same day. Requests received after the close of regular trading will be processed the next Business Day).

In order to access your annuity on the web, you must be a registered user of vanguard.com. You can register at vanguard.com or contact a Vanguard Annuity and Insurance Services associate at (800)522-5555 for assistance.

7

The Annuity Contract

The Vanguard Variable Annuity is a flexible-premium variable annuity offered by Transamerica Premier Life Insurance Company (the “Company”). The Contract provides a means of investing on a tax-deferred basis in Subaccounts that invest in various portfolios (the “Portfolios”) offered by Vanguard Variable Insurance Fund. You may purchase a Contract using after-tax dollars (a Non-Qualified Contract), or you may purchase a Qualified Contract by “rolling over” funds from another individual retirement annuity or from a qualified plan.

Who Should Invest

The Contract is intended for long-term investors who are United States citizens or Resident Aliens who want tax-deferred accumulation of funds, generally for retirement but also for other long-term investment purposes. The tax-deferred feature of the Contract is most attractive to investors in high federal and state marginal tax brackets who have exhausted other avenues of tax deferral, such as pre-tax contributions to employer-sponsored retirement or savings plans. The tax-deferred feature of the Contract is unnecessary when the Contract is purchased to fund a qualified plan.

About the Contract

The Vanguard Variable Annuity is a contract between you, the Contract Owner, and the Company, the issuer of the Contract.

The Contract provides benefits in two distinct phases: accumulation and income.

Accumulation Phase

The Accumulation Phase starts when you purchase your Contract and ends immediately before the Income Date, when the Income Phase starts. During the Accumulation Phase, you choose to allocate your investment in the Contract among the various available Subaccounts. The Contract is a variable annuity because the value of your investment in the Subaccounts can go up or down depending on the investment performance of the Subaccounts you choose. The Contract is a flexible-premium annuity because you can make additional investments of at least $250 until the Income Phase begins. During this phase, you are generally not taxed on earnings from amounts invested unless you withdraw them.

Other benefits available during the Accumulation Phase include the ability to:

•	Make transfers among your Subaccount choices (“exchanges”) at no charge and without current tax consequences. (See Exchanges Among the Subaccounts.)

•	Withdraw all or part of your money with no surrender penalty charged by the Company, although you may incur income taxes and a 10% penalty tax prior to age 59 1⁄2. (See Full and Partial Withdrawals.)

Income Phase

During the Income Phase, you receive regular annuity payments. The amount of these payments is based in part on the amount of money accumulated under your Contract (its Accumulated Value) and the Annuity Payment Option you select. The Annuity Payment Options are explained at Annuity Payments.

At your election, payments can be either variable or fixed. If variable, the payments rise or fall depending on the investment performance of the Subaccounts you choose. If fixed, the payment amounts are guaranteed.

Annuity payments are available in a wide variety of options, including payments over a specified period or for life (for either a single life or joint lives), with or without a guaranteed number of payments.

Please note: all benefits (guaranteed benefit or living benefit riders) under the Contract terminate when annuity payments begin or on the maturity date. The only benefits that remain include guarantees provided under the terms of the annuity option.

The Separate Account

When you purchase a Contract, your money is deposited into the Company’s Separate Account VA DD (the “Separate Account”). The Separate Account contains a number of Subaccounts that invest exclusively in shares of the corresponding Portfolios. The investment performance of each Subaccount is linked directly to the investment performance of one of the Portfolios. Assets in the Separate Account belong to the Company but are accounted for separately from the Company’s other assets and can be used only to satisfy its obligations to Contract Owners.

Vanguard Variable Insurance Fund

The Subaccounts available for investment under the Contract invest in the Funds of Vanguard Variable Insurance Fund, an open-end investment company intended exclusively as an investment vehicle for variable annuity and variable life insurance contracts offered by insurance companies. The Fund is a member of the Vanguard Group (Vanguard), a family of more than 200 mutual funds holding assets of approximately $5.6 trillion Assets Under Management. Vanguard Variable Insurance Fund and the other funds in the group obtain virtually all of their corporate management administrative, shareholder accounting, and distribution services through their jointly owned subsidiary, Vanguard.

8

Annuity Payments

During the Income Phase, you receive regular annuity payments under a wide range of Annuity Payment Options.

Starting the Income Phase

As Contract Owner, you exercise control over when the Income Phase begins. The Income Date is the date on which annuity payments begin and is always the first day of the month. You may also change the Income Date at any time in writing, as long as the Annuitant or Joint Annuitant is living and the Company receives the request at least 30 days before the then-scheduled Income Date. Any Income Date you request must be at least 30 days from the day the Company receives written notice. You can generally change the annuity commencement date by giving us 30 days notice with the new date or age. The latest Income Date generally cannot be after the date specified in your Contract unless a later date is agreed to by us. The earliest Income Date is at least 30 days after you purchase your Contract. The Income Date on Qualified Contracts may also be controlled by the plan or its endorsements. It is important to remember that annuitizing your Contract is an irrevocable decision once Annuity Payments have begun.

Your Contract may not be “partially” annuitized, i.e., you may not apply a portion of your contract value to an Annuity Option while keeping the remainder of your Contract in force.

Please note: all benefits (guaranteed benefit or living benefit riders) under the Contract terminate when annuity payments begin or on the maturity date. The only benefits that remain include guarantees provided under the terms of the annuity option.

Annuity Payment Options

The income you take from the Contract during the Income Phase can take several different forms, depending on your particular needs. Except for the Period Certain Annuity Option listed below, the Annuity Payment Options listed below are available on either a variable basis or a fixed basis. Other Annuity Payment Options may be available. For Qualified Contracts, the Annuity Payment option must satisfy the minimum distribution requirements under the federal tax law.

If available on a variable basis, the Annuity Payment Options provide payments that, after the initial payment, will go up or down depending on the investment performance of the Subaccounts you choose.

If available on a fixed basis, the Annuity Payment Options provide payments in an amount that does not change. If you choose a fixed Annuity Payment Option, the Company will move your investment out of the Subaccounts and into the general account of the Company.

1.

Life Annuity—Monthly Annuity Payments are paid for the life of an Annuitant, ending with the last payment before the Annuitant dies. If the annuitant dies before the due date of the second (third, fourth, etc ) annuity payment, then we will only make one (two, three, etc ) annuity payments.

2.

Joint and Last Survivor Annuity—Monthly Annuity Payments are paid for as long as at least one of two named Annuitants is living, ending with the last payment before the surviving Annuitant dies. This option is also available as a 50% or 75% Last Survivor Annuity. (The payment decreases by 50% or 25%, respectively upon the death of the first annuitant.) If the surviving annuitant dies before the due date of the second (third, fourth, etc ) annuity payments, then we will only make one (two, three, etc ) annuity payments.

3.

Life Annuity With Period Certain—Monthly Annuity Payments are paid for as long as the Annuitant lives, with payments guaranteed to be made for a period of 10,15, 20 or 30 years, as elected. If the Annuitant dies before the period certain ends, the Company will make any remaining payments to the Beneficiary.

4.	Period Certain Annuity—Available only on a fixed basis. Monthly Annuity Payments are paid for a specified period, which may be from 10 to 30 years.

Adjusted Annuitant Age

Annuity Payments under Options 1, 2, and 3 are based on the Adjusted Age of the Annuitant. The Adjusted Age is the Annuitant’s actual age on the Annuitant’s nearest birthday, at the Income Date, adjusted as follows:

Income Date	Adjusted Age
Before 2010	Actual Age
2010-2019	Actual Age minus 1
2020-2026	Actual Age minus 2
2027-2033	Actual Age minus 3
2034-2040	Actual Age minus 4
After 2040	Determined by the Company

Calculating Annuity Payments

Fixed Annuity Payments. Each fixed Annuity Payment is guaranteed to be at least the amount shown in the Contract’s Annuity Tables corresponding to the Annuity Payment Option selected.

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Variable Annuity Payments. To calculate variable Annuity Payments, the Company determines the amount of the first variable Annuity Payment. The first variable Annuity Payment will equal the amount shown in the applicable Annuity Table in the Contract. This amount depends on the Accumulated Value of your Contract on the date your Annuity Payment amount is calculated, the sex and age of the Annuitant (and Joint Annuitant where there is one), the Annuity Payment Option selected, and any applicable Premium Taxes. Subsequent variable Annuity Payments depend on the investment experience of the Subaccounts chosen. If the actual net investment experience of the Subaccounts chosen exactly equals the Assumed Interest Rate (or AIR, which is the annual effective rate used in the calculation of each variable annuity payment), of 4%, then the variable Annuity Payments will not change in amount. If the actual net investment experience of the Subaccounts chosen is greater than the AIR of 4%, then the variable Annuity Payments will increase. On the other hand, they will decrease if the actual experience is lower. The Statement of Additional Information contains a more detailed description of the method of calculating variable Annuity Payments.

Impact of Annuitant’s Age on Annuity Payments. For either fixed or variable Annuity Payments involving life income, the actual ages of the Annuitant and Joint Annuitant will affect the amount of each payment. Since payments based on the lives of older Annuitants and Joint Annuitants are expected to be fewer in number, the amount of each Annuity Payment will be greater.

Impact of Annuitant’s Sex on Annuity Payments. For either fixed or variable Annuity Payments involving life income, the sex of the Annuitant and Joint Annuitant will affect the amount of each payment. Since payments based on the lives of male Annuitants and Joint Annuitants are expected to be fewer in number, in most states the amount of each Annuity Payment will be greater than for female Annuitants and Joint Annuitants.

Impact of Length of Payment Periods on Annuity Payments. The value of all payments, both fixed and variable, will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for single-life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

A FEW THINGS TO KEEP IN MIND REGARDING

Annuity Payments

•	If an Annuity Payment Option is not selected, the Company will assume that you chose the Life Annuity With Period Certain option (with 10 years of payments guaranteed) on a variable basis.

•

The minimum monthly payment is $100 ($20 for Contracts issued to South Carolina, Texas, and Massachusetts residents). If on the Income Date your Accumulated Value is below $5,000 (or $2,000 for Contracts issued to South Carolina, Texas, and Massachusetts residents), the Company reserves the right to pay that amount to you in a lump sum.

•	From time to time, the Company may require proof that the Annuitant, Joint Annuitant, or Contract Owner is living.

•

If someone has assigned ownership of a Contract to you, or if a non-natural person (e.g., a corporation) owns a Contract, you may not start the Income Phase of the Contract without the Company’s consent.

•	At the time the Company calculates your fixed Annuity Payments, the Company may offer more favorable rates than those guaranteed in the Annuity Tables found in the Contract.

•	Once Annuity Payments begin, you may not select a different Annuity Payment Option. Nor may you cancel an Annuity Payment Option after Annuity Payments have begun.

•

If you have selected a variable Annuity Payment Option, you may change the Subaccounts funding the variable Annuity Payments by written request or by calling Vanguard Annuity and Insurance Services at (800)462-2391. However, each Vanguard Variable Annuity portfolio (other than money market portfolios and short-term bond portfolios) generally prohibits an investor’s purchases or exchanges into a portfolio for 30 calendar days after the investor has redeemed or exchanged out of that portfolio.

•

You may select an Annuity Payment Option and allocate a portion of the value of your Contract to a fixed version of that Annuity Payment Option and a portion to a variable version of that Annuity Payment Option (assuming the Annuity Payment Option is available on both a fixed and variable basis). You may not select more than one Annuity Payment Option.

•

If you choose an Annuity Payment Option and the postal or other delivery service is unable to deliver checks to the Payee’s address of record, no interest will accrue on amounts represented by uncashed Annuity Payment checks. It is the Payee’s responsibility to keep the Company informed of the Payee’s most current address of record.

•	If annuity payments are selected as a death distribution option, payments must begin within one year of the date of death.

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Purchase

Application and Issuance of Contracts – The Vanguard Variable Annuity is no longer available for purchase by new Contract owners.

Contract Issuance. To invest in the Vanguard Variable Annuity, you should send a completed Application, Assessment and Disclosure form, and your Initial Premium Payment to Vanguard Annuity and Insurance Services. Depending on the Death Benefit option selected, there may be limitations on the age of the Annuitant (See Death Benefit). If the Contract Owner is an individual, there must be an immediate familial relationship (such as spouse, domestic partner, parent, child, grandparent, grandchild, or sibling) between the Contract Owner and the Annuitant.

If the Application is received in good order, the Company will issue the Contract and will credit the Initial Premium Payment within two Business Days after receipt. A Business Day is any day that the New York Stock Exchange is open for trading.

If the Company cannot credit the Initial Premium Payment because the Application is incomplete, the Company will contact the applicant, explain the reason for the delay, and refund the Initial Premium Payment within five Business Days unless the client consents to the Company’s retaining the Initial Premium Payment and crediting it as soon as the necessary requirements are fulfilled.

In order to prevent lengthy processing delays caused by the clearing of foreign checks, the Company will accept only those foreign checks that are drawn in U.S. dollars and are issued by a foreign bank with a U.S. correspondent bank.

You may purchase a Qualified Contract only in connection with a “rollover” of funds from another qualified plan or individual retirement annuity. Qualified Contracts contain certain other restrictive provisions limiting the timing of payments to and distributions from the Qualified Contract. No additional Premium Payments to your Qualified Contract will be accepted, unless the additional premium payment is funded by another qualified plan. (See QUALIFIED INDIVIDUAL RETIREMENT ANNUITIES.)

DEFINITION

Qualified Contract

When the term “Qualified Contract” is used in this prospectus we generally mean a Contract that qualifies as an individual retirement annuity under Section 408(b) of the Internal Revenue Code; there are other types of qualified annuity contracts defined under different Internal Revenue Code sections.

Premium Payments

A Premium Payment is any amount you use to buy or add to the Contract. A Premium Payment may be reduced by any applicable Premium Tax or an initial Annual Contract Maintenance Fee. In that case, the resulting amount is called a Net Premium Payment.

A FEW THINGS TO KEEP IN MIND REGARDING

Premium Payments

•	The minimum Initial Premium Payment for a Contract is $5,000. You must obtain prior Company approval to purchase a policy with an amount less than the stated minimum.

•	The Company will not accept third-party checks, Travelers checks, or money orders for Premium Payments.

•

You may make additional Premium Payments at any time during the Accumulation Phase and while the Annuitant or Joint Annuitant, if applicable, is living. Additional Premium Payments must be at least $250 unless you have obtained our prior approval to accept a lesser amount.

•

We will credit Additional Premium Payments to your policy as of the business day we receive your premium and required information in good order at our Administrative Office. Additional Premium Payments must be received before the close of the New York Stock Exchange (usually 4 p.m., Eastern time) to get same-day pricing of the additional Premium Payment.

•	The minimum amount that you can allocate to any one Subaccount is $1,000.

•	We reserve the right to reject cumulative premium payments over $5,000,000 (this includes subsequent premium payments) for all Contracts with the same owner or same annuitant.

•	The Company reserves the right to reject any Application or Premium Payment.

The date on which the Initial Premium Payment is credited and the Contract is issued is called the Contract Date.

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DEFINITION

Premium Tax

A Premium Tax is a regulatory tax some states assess on the Premium Payments made into a Contract. If the Company should have to pay any Premium Tax, it may be deducted from each Premium Payment or from the Accumulated Value as the Company incurs the tax.

As of the date of this Prospectus, the following states assess a Premium Tax on all Initial and subsequent Premium Payments, including 1035 exchanges:

	Qualified	Non-Qualified
Maine	0.00%	2.00%
South Dakota	0.00	1.25	*
Wyoming	0.00	1.00

*	The tax of 1.25% is applied to the first $500,000 in premiums (including 1035 exchanges) in a calendar year. Any amount over $500,000 in a calendar year is assessed a 0.8% tax.

As of the date of this Prospectus, the following states assess a Premium Tax against the Accumulated Value if the Contract Owner chooses an Annuity Payment Option instead of receiving a lump sum distribution:

	Qualified	Non-Qualified
California	0.50%	2.35%
Nevada	0.00	3.50
West Virginia	1.00	1.00

Purchasing by Wire
Money should be wired to:	WELLS FARGO
ABA 121000248
DEPOSIT ACCOUNT NUMBER 2014126521732
TRANSAMERICA PREMIER LIFE INSURANCE COMPANY and
THE VANGUARD GROUP, INC.
[YOUR CONTRACT NUMBER]
[YOUR NAME]

Please call (800)462-2391 before wiring.

Please be sure your bank includes your Contract number to assure proper credit to your Contract.

If you would like to wire your Initial Premium Payment, you should complete the Vanguard Variable Annuity Application and the Assessment and Disclosure Form and mail it to Vanguard Annuity and Insurance Services, P.O. Box 1105, Valley Forge, PA 19482-1105, prior to completing wire arrangements. Wires from non-US banks are not accepted.

The Company will accept Federal Funds wire purchase orders only when the New York Stock Exchange and banks are open for business. A purchase payment received before the close of regular trading on the New York Stock Exchange (usually 4 p.m., Eastern time) will have a trade date of the same day, and purchase payments received after that time will have a trade date of the first business day following the date of receipt.

Annuity ExpressTM

The Annuity Express service allows you to make additional Premium Payments by transferring funds automatically from your checking or statement savings account (not passbook savings account) to one or more Subaccounts on a monthly, quarterly, semi-annual, or annual basis. You may add to existing Subaccounts provided you have a minimum balance of $1,000. The minimum automatic purchase is $50; the maximum is $100,000.

Section 1035 Exchanges

Currently, only taking 1035 Exchanges for existing Vanguard Variable Annuity Owners. Under Section 1035 of the Internal Revenue Code, you may exchange the assets of an existing non-qualified annuity contract or life insurance or endowment policy to the Vanguard Variable Annuity without any current tax consequences. To make a “1035 Exchange,” complete a 1035 Exchange form and mail it along with your signed and completed Application and your current contract, to Vanguard Annuity and Insurance Services.

To accommodate owners of Vanguard Variable Annuities, under certain conditions the Company will allow for the consolidation of two or more Vanguard Variable Annuities into the newest Contract. In order to provide Contract Owners with consolidated account reporting, the Company will accept these exchanges on a case-by-case basis. If applicable, you will be responsible for only one Annual Contract Maintenance Fee. Under no circumstances will the Company allow the exchange of an existing Vanguard Variable Annuity for an identical new Vanguard Variable Annuity.

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Because special rules and procedures apply to 1035 Exchanges, particularly if the Contract being exchanged was issued prior to August 14, 1982, you should consult a financial professional before making a 1035 Exchange.

Please note that any outstanding loans you may have on a contract you wish to exchange may create a current tax consequence. For this reason we encourage you to settle any outstanding loans with your current insurance company before initiating a 1035 Exchange into a Vanguard Variable Annuity.

Allocation of Premium Payments

You specify on the Application what portion of your Premium Payments you want to be allocated among which Subaccounts. You may allocate your Premium Payments to one or more Subaccounts. All allocations you make should be in whole-number percentages and a minimum of $1,000. Your Initial Net Premium Payment will be immediately allocated among the Subaccounts in the percentages you specified on your Application without waiting for the Free Look Period to pass.

Should your investment goals change, you may change the allocation percentages for additional Net Premium Payments by contacting Vanguard Annuity and Insurance Services. The change will take effect on the date the Company receives your request. You may establish the telephone privilege by completing the appropriate section of the Application, or by sending a letter authorizing the Company to take instructions by telephone. See Telephone and Online Privilege.

WHAT‘S MY CONTRACT WORTH TODAY?

Accumulated Value

The Accumulated Value of your Contract is the value of all amounts accumulated under the Contract during the Accumulation Phase (similar to the current market value of a mutual fund account). When the Contract is opened, the Accumulated Value is equal to your initial Net Premium Payment. On any Business Day thereafter, the Accumulated Value equals the Accumulated Value from the previous Business Day;

plus:

•	Any additional Net Premium Payments credited.

•	Any increase in the Accumulated Value due to investment results of the Subaccount(s) you selected.

minus:

•	Any decrease in the Accumulated Value due to investment results of the Subaccount(s) you selected.

•	The daily Mortality and Expense Risk Charge.

•	The daily Administrative Expense Charge.

•	The Annual Contract Maintenance Fee, if applicable.

•	Any optional death benefit charge, if applicable.

•	Any withdrawals.

•	Any Premium Taxes that occur during the Valuation Period.

The Valuation Period is any period between two successive Business Days beginning at the close of business of the first Business Day and ending at the close of business of the next Business Day. You should expect the Accumulated Value of your Contract to change from Valuation Period to Valuation Period, reflecting the investment experience of the Subaccounts you have selected as well as the daily deduction of charges.

An Accumulation Unit is a measure of your ownership interest in the Contract during the Accumulation Phase. When you allocate your Net Premium Payments to a selected Subaccount, the Company will credit a certain number of Accumulation Units to your Contract. The Company determines the number of Accumulation Units it credits by dividing the dollar amount you have allocated to a Subaccount by the Accumulation Unit Value for that Subaccount as of the end of the Valuation Period in which the payment is received. Each Subaccount has its own Accumulation Unit Value (similar to the share price (net asset value) of a mutual fund). The Accumulation Unit Value varies each Valuation Period with the net rate of return of the Subaccount. The net rate of return reflects the performance of the Subaccount for the Valuation Period and is net of asset charges to the Subaccount. Per Subaccount, the Accumulated Value equals the number of Accumulation Units multiplied by the Accumulation Unit Value for that Subaccount.

All dividends and capital gains earned will be reinvested and reflected in the Accumulation Unit Value, keeping the earnings tax-deferred.

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Investment Options

When you purchase the Contract, your Premium Payments are deposited into the Separate Account VA DD (the Separate Account). The Separate Account contains a number of subaccounts that invest exclusively in shares of the Funds of the Vanguard Variable Insurance Fund (the Subaccounts). The investment performance of each Subaccount is linked directly to the investment performance of one of the Funds. Assets in the Separate Account belong to the Company, but are accounted for separately from the Company’s other assets and can be used only to satisfy its obligations to the Contract Owners.

You can allocate your Premium Payments to one or more Subaccounts that invest exclusively in shares of the Funds. You are responsible for choosing the subaccounts for your annuity Contract, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. You can make or lose money in any of the Subaccounts that invest in these Funds depending on their investment performance.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Funds that are available to you, including each Fund’s prospectus and statement of additional information as well as the annual and semiannual reports. Other sources such as vanguard.com provide more current information. After you select the Funds for your initial premium allocation, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

Vanguard Variable Insurance Fund

The Vanguard Variable Annuity offers you a means of investing in various Subaccounts that invest in the Funds of Vanguard Variable Insurance Fund. For more detailed information regarding the Funds, you should read the prospectus for Vanguard Variable Insurance Fund that accompanies the Contract prospectus. If you received a summary prospectus for any of the Funds listed below, please follow the instructions on the first page of the summary prospectus to obtain a copy of the full Fund prospectus.

The general public may invest in the Funds of Vanguard Variable Insurance Fund only through certain insurance contracts. The investment objectives and policies of the Funds may be similar to those of publicly available Vanguard funds. You should not expect that the investment results of any publicly available Vanguard funds will be comparable to those of the Funds.

Exchanges Among the Subaccounts

Should your investment goals change, you may exchange assets among the Subaccounts at no cost, subject to the following conditions:

•

You may request exchanges in writing, by telephone, or online at vanguard.com. The Company will process requests it receives prior to the close of regular trading on the New York Stock Exchange (usually 4 p.m., Eastern time) at the close of business that same day. Requests received after the close of the New York Stock Exchange are processed the next Business Day.

•	The minimum amount you may exchange from a Subaccount is $250 (unless the Accumulated Value in a Subaccount is less than $250).

•	The Company does not charge a fee for exchanges among the Subaccounts.

Please note: If you elect the GLWB Rider, then transfers out of the designated investments may reduce or eliminate the benefits of the rider.

LIMITATIONS ON

Exchanges

Because excessive exchanges can disrupt management of the Fund and increase the Fund’s costs for all Contract Owners, each Vanguard Variable Annuity Fund (other than money market portfolios and short-term bond Funds) generally prohibits an investor’s purchases or exchanges into a Fund for 30 calendar days after the investor has redeemed or exchanged out of that Fund.

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PORTFOLIO AND MANAGEMENT	INVESTMENT OBJECTIVE
Money Market Fund Manager: The Vanguard Group, Inc., through its Fixed Income Group	Seeks to provide current income while maintaining liquidity and a stable share price of $1.

Short-Term Investment-Grade Fund Manager: The Vanguard Group, Inc., through its Fixed Income Group	Seeks to provide current income while maintaining limited price volatility.

Total Bond Market Index Fund Manager: The Vanguard Group, Inc., through its Fixed Income Group	Seeks to track the performance of a broad, market-weighted bond index.

Global Bond Index Fund(3) Manager: The Vanguard Group, Inc.	Seeks to track the performance of a benchmark index that measures the investment return of the global, investment-grade, fixed income market.

High Yield Bond Fund Manager: Wellington Management Company, LLP	Seeks to provide a high level of current income.

Conservative Allocation Fund Manager: The Vanguard Group, Inc.(1)	Seeks to provide current income and low to moderate capital appreciation.

Moderate Allocation Fund Manager: The Vanguard Group, Inc.(1)	Seeks to provide capital appreciation and a low to moderate level of current income.

Balanced Fund Manager: Wellington Management Company, LLP	Seeks to provide long-term capital appreciation and reasonable current income.

Equity Income Fund Manager: Wellington Management Company, LLP and The Vanguard Group, Inc., through its Quantitative Equity Group	Seeks to provide an above-average level of current income and reasonable long-term capital appreciation.

Diversified Value Fund Manager: Hotchkis and Wiley Capital Management LLC, and Lazard Asset Management LLC	Seeks to provide long-term capital appreciation and income.

Total Stock Market Index Fund Manager: The Vanguard Group, Inc.(2)	Seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.

Equity Index Fund Manager: The Vanguard Group, Inc., through its Equity Index Group	Seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

Mid-Cap Index Fund Manager: The Vanguard Group, Inc., through its Equity Index Group	Seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.

Growth Fund Manager: Jackson Square Partners, LLC, and Wellington Management Company, LLP	Seeks to provide long-term capital appreciation.

Capital Growth Fund Manager: PRIMECAP Management Company	Seeks to provide long-term capital appreciation.

Small Company Growth Fund Manager: The Vanguard Group, Inc., through its Quantitative Equity Group and ArrowMark Colorado Holdings, LLC	Seeks to provide long-term capital appreciation.

International Fund Manager: Baillie Gifford Overseas Ltd, and Schroder Investment Management North America Inc.	Seeks to provide long-term capital appreciation.

Total International Stock Market Index Fund(4) Manager: The Vanguard Group, Inc.	Seeks to track performance of a benchmark index that measures the investment return of stocks issued by companies located in developed and emerging markets, excluding the United States.

Real Estate Index Fund(5) Manager: The Vanguard Group Inc., through its Equity Index Group	seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs and other real estate-related investments.

[1]	The Portfolio receives advisory services indirectly by investing in underlying funds or portfolios managed by Vanguard.
[2]	Effective on or about January 18, 2018 REIT Index Fund was renamed Real Estate Index Fund.
[3]	Effective on or about September 7, 2017 Global Bond Index Fund with the advisor The Vanguard Group, Inc was made available.
[4]	Effective on or about September 7, 2017 Total International Stock Market Index Fund with the advisor The Vanguard Group, Inc. was made available.
[5]	Effective on or about January 18, 2018 REIT Index Fund was renamed Real Estate Index Fund.

There is no assurance that a Portfolio will achieve its stated objective.

Vanguard Variable Insurance Fund Money Market Fund

Vanguard has designated the Money Market Fund as a “retail money market fund.”

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Retail money market funds are defined as prime or tax-exempt money market funds that have policies and procedures reasonably designed to limit all beneficial owners of such money market funds to natural persons. Retail money market funds will be allowed to continue to maintain a stable NAV through the use of amortized cost accounting. If a retail money market fund’s weekly assets fall below a certain threshold, retail money market funds are subject to fees and gates.

There are two types of liquidity fees: discretionary liquidity fees and default liquidity fees.

Discretionary liquidity fee. The Money Market Fund may impose a liquidity fee of up to 2% on all redemptions in the event that the Fund’s weekly liquid assets fall below 30% of its total assets if the Board determines that it is in the best interest of the Fund. Once the Fund has restored its weekly liquidity asset to 30% of total assets, any liquidity fee must be suspended.

Default liquidity fee. The Money Market Fund is required to impose a liquidity fee of 1% on all redemptions in the event that the Fund’s weekly liquid assets fall below 10% of its total assets unless the Board determines that (1) the fee is not in the best interest of the Fund or (2) a lesser/higher fee (up to 2%) is in the best interest of the Fund.

In addition to, or in lieu of, the liquidity fee, the Money Market Fund is permitted to implement temporarily a redemption gate (i.e., suspend redemptions) if the Fund’s weekly liquid assets fall below 30% of its total assets. The gate could remain in effect for no longer than 10 days in any 90-day period. Once the Fund has restored its weekly liquidity assets to 30% of total assets, the gate must be lifted.

Please refer to the underlying fund prospectus for the Money Market Portfolio for additional information about any other changes to the strategies, fees and expenses and other important information.

Disruptive Trading and Market Timing Statement of Policy

This variable insurance product was not designed for the use of market timers or other investors who make programmed, large, frequent, or short-term exchanges. Such exchanges may be disruptive to the underlying fund portfolios and increase transaction costs.

Market timing and other programmed, large, frequent, or short-term exchanges among the subaccounts can cause risks with adverse effects for other contract owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1)

dilution of the interests of long-term investors in a subaccount if purchases or exchanges into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2)	an adverse effect on portfolio management, such as:

(a)	impeding a portfolio manager’s ability to sustain an investment objective;

(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or exchanges out of the underlying fund portfolio; and

(3)	increased brokerage and administrative expenses.

These costs are borne by all contract owners invested in those subaccounts, not just those making the exchanges.

We have developed policies and procedures with respect to market timing and other exchanges and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. Do not invest with us if you intend to conduct market timing or other potentially disruptive trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from programmed, large, frequent, or short-term exchanges among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine you are engaged in market timing or other disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make exchanges is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other contract owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include a temporary suspension of exchange privileges. We may also restrict the exchange privileges of others acting on your behalf.

We reserve the right to reject any premium payment or exchange request from any person without prior notice, if, in our judgment, (1) the payment or exchange, or series of exchanges, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order, or (3) because of a history of large or frequent exchanges. We may impose other restrictions on exchanges, or even prohibit exchanges for any owner who, in our view, has abused, or appears likely to abuse, the exchange privilege. We may, at any time and without prior notice, discontinue exchange privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of exchanges we permit. Because determining whether to impose any such special restrictions depends on our judgment and discretion, it is possible that some policy owners could engage in disruptive trading that is not permitted for others. We also reserve the right to reverse a potentially harmful exchange if an

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underlying fund portfolio refuses or reverses our order; in such instances some contract owners may be treated differently than others. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected. If you engage a third party investment advisor for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment advisor in providing these services.

In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning exchanges. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the exchange privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do:

•	expressly limit the number of exchanges into and out of the same fund within a 30 day period as described in the Investment Options section under Limitations on Exchanges.

Under our current policies and procedures, we do not:

•	impose redemption fees on exchanges; or

•	provide a certain number of allowable exchanges in a given period.

Redemption fees, exchange limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

Please note that the limits and restrictions described herein are subject to our ability to monitor exchange activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter frequent or harmful exchanges by such contract owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or other disruptive trading may be limited by provisions of the variable insurance product.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other harmful trading that may adversely affect other contract owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in frequent exchange activity among the investment options under the variable insurance product. In addition, we may not honor exchange requests if any variable investment option that would be affected by the exchange is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and other programmed, large, frequent, or short-term exchanges. Contract owners should be aware that we may not have the contractual ability or the operational capacity to monitor contract owners’ exchange requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the exchanges. Accordingly, contract owners and other persons who have material rights under our variable insurance products should assume that the sole protection they may have against potential harm from frequent exchanges is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing or other disruptive trading.

Contract owners should be aware that we are required to provide to an underlying fund portfolio or its designee, promptly upon request, certain information about the trading activity of individual owners, and to restrict or prohibit further purchases or transfers by specific owners identified by an underlying fund portfolio as violating the frequent trading policies for that underlying fund portfolio.

Omnibus Orders. Contract owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by exchange activity relating to the retirement plans or other

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insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent exchange activity. If their policies and procedures fail to successfully discourage harmful exchange activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more exchange requests from owners engaged in market timing and other programmed, large, frequent, or short-term exchanges, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Automatic Asset Rebalancing

During the Accumulation Phase, you can automatically rebalance the amounts invested in the Subaccounts in order to maintain a desired allocation. This rebalancing occurs automatically on a date you select and can take place on a monthly, quarterly, semi-annual or annual basis (provided the $1,000 minimum balance requirement has been met in the Subaccount to which you are moving money). The minimum amount you may exchange is $250. Rebalancing can be started, stopped, or changed at any time. Automatic Asset Rebalancing cannot be used in conjunction with the Automatic Exchange Service. Any additional exchange requests will not cause Automatic Asset Rebalancing to cease (Please note, an Automatic Asset Rebalance will not begin on the 29th, 30th, or 31st of the month. If an Automatic Asset Rebalance would have started on one of these dates, it will start on the 1st business day of the following month). To take advantage of the Automatic Asset Rebalancing service, complete a Vanguard Variable Annuity Automatic Asset Rebalance service form or contact Vanguard Annuity and Insurance Services.

Automatic Exchange Service

During the Accumulation Phase, you can move money automatically among the Subaccounts. You can exchange fixed dollar amounts or percentages of your Subaccount balance into the other Subaccounts offered under the Contract on either a monthly, quarterly, semi-annual, or annual basis (provided the $1,000 minimum balance requirement has been met in the Subaccounts to which you are moving money).The minimum amount you may exchange is $250. While you are participating in this service, if the service date falls on a day that the New York Stock Exchange is closed, the service date will be the next business day. (Please note, an Automatic Exchange Service will not begin on the 29th, 30th, or 31st of the month. If an Automatic Exchange Service would have started on one of these dates, it will start on the 1st business day of the following month.) The Automatic Exchange Service should not be used to circumvent the limits placed on exchanges.

Automatic Exchange Service

Using the Automatic Exchange Service, you can exchange at regular intervals in a plan of investing often referred to as “dollar-cost averaging,” moving money, for example, from the Money Market Portfolio into a stock or bond Portfolio. The main objective of dollar-cost averaging is to shield your investment from short-term price fluctuations. Since the same dollar amount is transferred to other Subaccounts each month, more Accumulation Units are credited to a Subaccount if the value per Accumulation Unit is low, while fewer Accumulation Units are credited if the value per Accumulation Unit is high. Therefore, it is possible to achieve a lower average cost per Accumulation Unit over the long term if the Accumulation Unit Value declines over that period. This plan of investing allows investors to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.

To take advantage of the Automatic Exchange Service, complete a Vanguard Variable Annuity Automatic Exchange Service Form or contact Vanguard Annuity and Insurance Services.

You may change the amount to be exchanged or cancel this service at any time in writing or by telephone if you have telephone authorization on your Contract. This service cannot be used to establish a new Subaccount, and will not go into effect until the Free Look Period has expired. The minimum balance requirements will not apply to the subaccount that money is being automatically moved from.

Telephone and Online Privilege

You may establish the telephone and online privilege on your Contract by completing the appropriate section of the Application. You may request an exchange of assets among the subaccounts through vanguard.com if you are a registered user. The Company, the Fund, and Vanguard shall not be responsible for the authenticity of instructions received by telephone or online. We will take reasonable steps to confirm that instructions communicated are genuine. Personal and/or account specific information may be requested to validate identity and authorization prior to the providing of any information. This information will be verified against the Contract Owner’s records and all transactions performed will be verified with the Contract Owner through a written confirmation statement. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is

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not an individual authorized to act on the Contract. We will record all calls. The Company, the Fund, and Vanguard shall not be liable for any loss, cost, or expense for action on telephone or online instructions believed to be genuine in accordance with these procedures. We will make every effort to maintain the privilege. However, the Company and the Fund reserve the right to revise or terminate its provisions, limit the amount of a transaction, or reject any transaction, as deemed necessary, at any time.

Expenses

A CLOSER LOOK AT

The Costs of Investing in a Variable Annuity

Costs are an important consideration in choosing a variable annuity. That’s because you, as a contract owner, pay the costs of operating the underlying mutual funds, plus any transaction costs incurred when the fund buys and sells securities, as well as the costs associated with the annuity contract itself. These combined costs can have a significant effect on the investment performance of the annuity contract. Even seemingly small differences in mutual fund and annuity contract expenses can, over time, have a dramatic effect on performance.

SUMMARY OF COSTS OF INVESTING

in the Vanguard Variable Annuity

•	No sales load or sales charge

•	No charge to make full or partial withdrawals

•	No fee to exchange money among the Subaccounts

•	$25 Annual Contract Maintenance Fee on Contracts valued at less than $25,000

•	Annual Mortality and Expense Risk Charge: 0.20%

•	Annual Administrative Expense Charge: 0.10%

•	Current Return of Premium death benefit fee: 0.20%

•	Current GLWB Rider Fee: 1.20% (Single or Joint Life Option).

•	Fees and expenses paid by the Portfolios which ranged from 0.11% to 0.40% in the fiscal year ended December 31, 2019

Mortality and Expense Risk Charge

The Company charges a fee as compensation for bearing certain mortality and expense risks under the Contract. The Company will deduct a daily charge corresponding to an annual charge of 0.20% for the mortality and expense risks assumed by the Company (a lower rate may be assessed for certain periods, please see Fee Table).

The mortality and expense risk charge described above cannot be increased. If the charge is more than sufficient to cover actual costs or assumed risks, any excess will be added to the Company’s surplus. If the charges collected under the Contract are not enough to cover actual costs or assumed risks, then the Company will bear the loss.

The mortality and expense risk charge may be assessed at a lower rate for certain periods at our discretion. Currently, the daily mortality and expense risk charge will be assessed at a rate reduced by an amount corresponding to an annual amount of 0.010%. Accordingly, an aggregate annual charge of 0.170% will be assessed.

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A CLOSER LOOK AT

The Mortality and Expense Risk Charge

The Company assumes mortality risk in two ways. First, where Contract Owners elect an Annuity Payment Option under which the Company guarantees a number of payments over a life or joint lives, the Company assumes the risk of making monthly annuity payments regardless of how long all Annuitants may live. Second, the Company assumes mortality risk in providing a Death Benefit in the event the Annuitant dies during the Accumulation Phase.

The expense risk the Company assumes is that the charges for administrative expenses, which are guaranteed not to increase beyond the rates shown for the life of the Contract, may not be great enough to cover the actual costs of issuing and administering the Contract.

Administrative Expense Charge

The Company assesses each Contract an annual Administrative Expense Charge to cover the cost of issuing and administering each Contract and of maintaining the Separate Account. The Administrative Expense Charge is assessed daily at a rate equal to 0.10% annually of the net asset value of the Separate Account.

Annual Contract Maintenance Fee

In certain situations, the Company charges an Annual Contract Maintenance Fee of $25. The fee is to reimburse the Company for the costs it expects over the life of the Contract for maintaining each Contract and the Separate Account.

The Company charges the fee if:

•	Your Initial Premium Payment is less than $25,000; and

•	in any subsequent year the Accumulated Value is below $25,000.

For Contracts valued at less than $25,000 at the time of fee assessment, the $25 Annual Contract Maintenance Fee is prorated at issue and assessed in full at calendar year-end. The fee will be assessed on the last Friday of the calendar year, based on the Accumulated Value of the Contract on that day. If that day is not a business day, it will be assessed on the preceding business day. If that Friday is the last business day of the calendar year, the fee will be assessed on the preceding Friday.

GLWB Rider

If you elect this rider, a rider fee will be deducted on the rider date, and on each rider quarter thereafter, before annuitization. Each rider quarter, one-fourth of the current annual charge of 1.20% (0.95% for the portion of the Total Withdrawal Base attributable to premium payments and transfers into designated investments prior to May 1, 2013) for the single or joint life option of the total withdrawal base is deducted. Rider fees are deducted from each of the designated investments in proportion to the amount of Accumulated Value in each designated investment.

Fund Operating Expenses

The value of the assets in the Separate Account will reflect the fees and expenses paid by Vanguard Variable Insurance Fund. A complete description of these expenses is found in the “Fee Table” section of this prospectus, the Fees and Expenses section of the Fund’s prospectus, and in the “Management of the Fund” section of the Fund’s Statement of Additional Information.

Tax Information

INTRODUCTION

The following discussion of annuity taxation is general in nature and is based on the Company’s understanding of the treatment of annuity contracts under current federal income tax law, particularly the Internal Revenue Code and various Treasury Regulations and Internal Revenue Service interpretations. The discussion does not touch upon applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt distributions under a Contract. It is not tax advice. You may want to consult with a qualified financial professional about your particular situation to ensure that your purchase of a Contract results in the tax treatment you desire.

TAXATION OF THE COMPANY

The Company at present is taxed as a life insurance company under part I of Subchapter L of the Code. The Separate Account is treated as a part of the Company and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. The Company does not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the Separate Account retained as part of the reserves under the contract. Based on this expectation, it is anticipated that no charges will be made against the

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Separate Account for federal income taxes. If in future years, any federal income taxes are incurred by the Company with respect to the Separate Account, the Company may make a charge to that account. The Company may benefit from any dividends received or foreign tax credits attributable to taxes paid by certain underlying fund portfolios to foreign jurisdictions to the extent permitted under federal tax law.

TAXATION OF ANNUITIES IN GENERAL

Tax Deferral

Special rules in the Internal Revenue Code for annuity taxation exist today. In general, those rules provide that you are not currently taxed on increases in value under a Contract until you take some form of withdrawal or distribution from it. However, it is important to note that, under certain circumstances, you might not get the advantage of tax deferral, meaning that the increase in value would be subject to current federal income tax. (See ANNUITY CONTRACTS OWNED BY NON-NATURAL PERSONS and DIVERSIFICATION STANDARDS.)

A CLOSER LOOK AT

Tax Deferral

Tax deferral means no current tax is due on earnings in your Contract. The amount you would have paid in income taxes can be left in the Contract and earn money for you.

One tradeoff of tax deferral is that there are certain restrictions on your ability to access your money, including penalty taxes for early withdrawals. This is one reason why a variable annuity is intended as a long-term investment.

Another tradeoff is that, when funds are withdrawn, they are taxed at ordinary income rates instead of capital gains rates, which apply to certain other sorts of investments.

We may occasionally enter into settlements with owners and beneficiaries to resolve issues relating to the contract. Such settlements will be reported on the applicable tax form (e.g., Form 1099) provided to the taxpayer and the taxing authorities.

Taxation of Full and Partial Withdrawals

If you make a full or partial withdrawal (including a Systematic Withdrawal) from a Non-Qualified Contract during the Accumulation Phase, you as the Contract Owner will be taxed at ordinary income rates on earnings you withdraw at that time. For purposes of this rule, withdrawals are taken first from earnings on the Contract and then from the money you invested in the Contract. This “investment in the contract” can generally be described as the cost of the Contract, or cost basis, and it generally includes all Premium Payments minus any amounts you have already received under the Contract that represented the return of invested money. (Special rules apply if any Premium Payments are made by a Section 1035 Exchange.) Also for purposes of this rule, a pledge or assignment of a Contract is treated as a partial withdrawal from a Contract. (If you are contemplating using your Contract as collateral for a loan, you may be asked to pledge or assign it.) You may also be subject to current taxation if you make a gift of a Non-Qualified Contract without valuable consideration. In the case of a full surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the contract.

Taxation of Annuity Payments

When you take Annuity Payments in the Income Phase of a Non-Qualified Contract, for tax purposes each payment is deemed to return to you a portion of your investment in the Contract. Since with a Non-Qualified Contract you have already paid taxes on those amounts (the Contract was funded with after-tax dollars), you will not be taxed again on your investment—only on your earnings.

For fixed Annuity Payments from a Non-Qualified Contract, in general, the Company calculates the taxable portion of each payment using a formula known as the “exclusion ratio.” This formula establishes the ratio that the investment in the Contract bears to the total expected amount of Annuity Payments for the term of the Contract. The Company then applies that ratio to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxable at ordinary income tax rates.

For variable Annuity Payments from a Non-Qualified Contract, in general, the Company calculates the taxable portion of each payment using a formula that establishes a specific dollar amount of each payment that is not taxed. To find the dollar amount, the Company divides the investment in the Contract by the total number of expected periodic payments. The remaining portion of each payment is taxable at ordinary income tax rates.

Once your investment in the Contract has been returned, the balance of the Annuity Payments represent earnings only and therefore are fully taxable.

Taxation of Death Benefit Proceeds

Amounts may be distributed from a Contract because of your death or the death of an Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract, (ii) if distributed via partial withdrawals, these amounts are taxed in the same manner as partial surrenders, or (iii) if distributed under an Annuity Payment Option, they are taxed in the same way as Annuity Payments.

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Taxation of Withdrawals and Distributions From Qualified Contracts

Generally, the entire amount distributed from a Qualified Contract is taxable to the Contract Owner. In the case of Qualified Contracts with after-tax contributions, you may exclude the portion of each withdrawal or Annuity Payment constituting a return of after-tax contributions. Special rules must be used to determine the excludable portion. Once all of your after-tax contributions have been returned to you on a non-taxable basis, subsequent withdrawals or annuity payments are fully taxable as ordinary income. Since the Company has no knowledge of the amount of after-tax contributions you have made, you will need to make this computation in the preparation of your federal income tax return.

Tax Withholding

Federal tax law requires that the Company withhold federal income taxes on all distributions unless the Contract Owner or payee, if applicable, elects not to have any amounts withheld and properly notifies the Company of that election. The amount of withholding varies according to the type of distribution. The withholding rates applicable to the taxable portion of periodic payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. A 10% minimum withholding rate applies to the taxable portion of non-periodic payments unless you elect to not have withholding. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. In certain situations, the Company will withhold taxes on distributions to non-resident aliens at a flat 30% rate unless a lower treaty rate or exemption from withholding applies under an applicable tax treaty and the Company has received the appropriate Form W-8 certifying the U.S. taxpayer identification number. Some states may require State Tax Withholding.

Penalty Taxes on Certain Early Withdrawals

The Internal Revenue Code provides for a penalty tax in connection with certain withdrawals or distributions that are includible in income. The penalty amount is 10% of the amount includible in income that is received under an annuity. However, there are exceptions to the penalty tax. For instance, it does not apply to withdrawals: (1) made after the Contract Owner reaches age 59 1⁄2; (2) made on or after the death of the Contract Owner or, where the Contract Owner is not an individual, on or after the death of the primary Annuitant (who is defined as the individual the events in whose life are of primary importance in affecting the timing and payment under the Contracts); (3) attributable to the disability of the Contract Owner which occurred after the purchase of the Contract (as defined in the Internal Revenue Code); (4) that are part of a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the Contract Owner, or joint lives (or joint life expectancies) of the Contract Owner and his or her beneficiary; (5) under an immediate annuity contract (as defined in the Internal Revenue Code); (6) that can be traced to an investment in the Contract prior to August 14, 1982; or (7) under a Contract that an employer purchases on termination of certain types of qualified plans and that the employer holds until the employee’s severance from employment. Regarding the disability exception, because the Company cannot verify that the owner is disabled, the Company will report such withdrawals to the Internal Revenue Service as early withdrawals with no known exception.

If the penalty tax does not apply to a withdrawal as a result of the application of item (4) above, and the series of payments is subsequently modified (for some reason other than death or disability), the tax for the year in which the modification occurs will be increased by an amount (as determined under Treasury Regulations) equal to the penalty tax that would have been imposed but for item (4) above, plus interest for the deferral period. The foregoing rule applies if the modification takes place (a) before the close of the period that is five years from the date of the first payment and after the taxpayer attains age 59 1⁄2, or (b) before the taxpayer reaches age 59 1⁄2. Certain exceptions to the modification rule may apply. Consult a financial professional for more information regarding the application of these exceptions to your circumstances.

Distributions from Qualified Contracts are also subject to a 10% penalty tax. Many of the same exceptions to the early withdrawal or distribution apply to Qualified Contracts.

The penalty tax may not apply to distributions from Qualified Contracts issued under Section 408(b) of the Internal Revenue Code that you use to pay qualified higher education expenses, the acquisition costs (up to $10,000) involved in the purchase of a principal residence by a first-time homebuyer, or a distribution made on account of an Internal Revenue Service levy. Because the Company cannot verify that such an early withdrawal is for qualified higher education expenses or a first home purchase, the Company will report such withdrawals to the Internal Revenue Service as early withdrawals with no known exception.

Other exemptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. For Qualified Contracts, other tax penalties may apply to certain distributions as well as to certain contributions and other transactions. You should consult with your personal financial professional if you have any questions regarding the exceptions to the early withdrawal or distribution penalties.

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ANNUITY CONTRACTS OWNED BY NON-NATURAL PERSONS

Where a non-natural person (for example, a corporation) holds a Non-Qualified Contract, that Contract is generally not treated as an annuity contract for federal income tax purposes, and the income on that Contract (generally the increase in the net Accumulated Value less the payments) is considered taxable income each year. This rule does not apply where the non-natural person is only a nominal owner such as a trust or other entity acting as an agent for a natural person. The rule also does not apply where the estate of a decedent acquires a Contract, where an employer purchases a Contract on behalf of an employee upon termination of a qualified plan, or to an immediate annuity (as defined in the Internal Revenue Code). A Contract owned by a trust using the grantor’s social security number as its taxpayer identification number will be treated as owned by the grantor (natural person) for the purposes of our application of Section 72 of the Code. Consult a financial professional for more information on how this may impact your contract.

The Money Market Portfolio is a retail money market fund which is defined as prime or tax-exempt money market fund that has policies and procedures reasonably designed to limit all beneficial owners of such money market funds to natural persons. This may impact a Contract Owners’ ability to invest in the Money Market Portfolio (See Regulatory Reform Affecting the Money Market Portfolio).

MULTIPLE-CONTRACTS RULE

All nonqualified deferred annuity contracts that are issued by us to the same owner (contract holder) during any calendar year are treated as one annuity for purposes of determining the amount includable in the owner’s income when a taxable distribution (other than annuity payments) occurs. If you are considering purchasing multiple contracts from us during the same calendar year, you may wish to consult with your financial professional regarding how aggregation will apply to your contracts.

OWNERSHIP TRANSFERS OF ANNUITY CONTRACTS

Any transfer of a Non-Qualified Contract during the Accumulation Phase for less than full and adequate consideration will generally trigger income tax (and possibly the 10% federal penalty tax) on the gain in the Contract to the Contract Owner at the time of such transfer. The transferee’s investment in the Contract will be increased by any amount included in the Contract Owner’s income. This provision, however, does not apply to transfers between spouses or former spouses incident to a divorce that are governed by Internal Revenue Code Section 1041(a).

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF ANNUITY CONTRACTS

A transfer of ownership in a Contract, a collateral assignment, the exchange of a Contract, or the designation of an Annuitant or other beneficiary who is not also the Contract Owner may result in tax consequences to the Contract Owner, Annuitant, or beneficiary that this prospectus does not discuss. A Contract Owner considering such transaction or designation should contact a financial professional about the potential tax effects of such a transaction.

DIFFERENT INDIVIDUAL OWNER AND ANNUITANT

If the owner and annuitant on the Contract are different individuals, there may be negative tax consequences to the Contract Owner and/or beneficiaries under the contract if the Annuitant predeceases the owner including, but not limited, to the assessment of penalty tax and the loss of certain death benefit distribution options. You may wish to consult your legal counsel or financial professional if you are considering designating a different individual as the Annuitant on your contract to determine the potential tax ramifications of such a designation.

ANNUITY STARTING DATE

This section makes reference to the annuity starting date as defined in Section 72 of the Code and the applicable regulations. Generally, the definition of annuity starting date will correspond with the definition of annuity commencement date used in your Contract and the dates will be the same. However, in certain circumstances, your annuity starting date and annuity commencement date will not be the same date. If there is a conflict between the definitions, we will interpret and apply the definitions in order to ensure your contract maintains its status as an annuity contract for federal income tax purposes. You may wish to consult a financial professional for more information on when this issue may arise.

It is possible that at certain advanced ages a policy might no longer be treated as an annuity contract if the policy has not been annuitized before that age or have other tax consequences. You should consult with a financial professional about the tax consequences in such circumstances.

MEDICARE TAX

Distributions from nonqualified annuity contracts will be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. The Company is required to report distributions made from Non-Qualified Contracts as being potentially subject to this tax. While distributions from Qualified Contracts are not subject to the tax, such distributions may be includable in income for purposes of determining whether certain Medicare Tax thresholds have been met. As such, distributions from your Qualified Contract could cause your other investment income to be subject to the tax. Please consult a financial professional for more information.

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TAX-FREE EXCHANGES

We may issue the Non-Qualified Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional premium payment made as part of the exchange. Your contract value immediately after the exchange may exceed your investment in the contract. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the contract (e.g., as partial withdrawal, surrender, annuity payment, or death benefit).

If you exchange part of an existing contract for the Non-Qualified Contract, and within 180 days of the exchange you receive a payment other than certain annuity payments (e.g., you make a partial withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the Non-Qualified Contract could be includible in your income and subject to a 10% penalty tax.

You should consult your financial professional in connection with an exchange of all or part of an annuity contract for the Non-Qualified Contract, especially if you may make a withdrawal from either contract within 180 days after the exchange.

DIVERSIFICATION STANDARDS

To comply with certain regulations under Internal Revenue Code Section 817(h), after a start-up period, each Subaccount of the Separate Account is required to diversify its investments in accordance with certain diversification standards. If the diversification requirements are not satisfied, a Non-Qualified Contract will not be treated as an annuity contract for federal income tax purposes. We intend to comply with the diversification regulations.

OWNER CONTROL

In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of the Contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been clearly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract.

REQUIRED DISTRIBUTIONS

In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Internal Revenue Code requires any Non-Qualified Contract to contain certain provisions specifying how an owner’s interest in the Contract will be distributed in the event of the death of an owner of the Contract. Specifically, section 72(s) requires that (a) if any owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner’s death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner’s death. These requirements will be considered satisfied as to any portion of an owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner’s death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner. Where the owner is not a natural person (for example, is a corporation), the death of the “primary annuitant” is treated as the death of the owner for purposes of federal tax law. (The Internal Revenue Code defines a “primary annuitant” as the individual who is of primary importance in affecting the timing or the amount of payout under the contract.) In addition, where the owner is not a natural person, a change in the identity of the “primary annuitant” is also treated as the death of the owner for purposes of federal tax law.

The Non-Qualified Contracts contain provisions that are intended to comply with these Internal Revenue Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other after-death distribution rules apply to Qualified Contracts under Section 401(a)(9) of the Internal Revenue Code.

SAME SEX RELATIONSHIPS

Same sex couples have the right to marry in all states. The parties to each marriage that is valid under the law of any state will each be treated as a spouse as defined in this contact. Until further guidance from the IRS, individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are not recognized as marriage under the relevant state law, will not be treated as married or as spouses as defined in this contract. Therefore, exercise of the spousal continuation provisions of this contract or any riders by individuals who do not meet the definition of “spouse” may have adverse tax consequences and/or may not be permissible. Please consult a financial professional for more information on this subject.

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FEDERAL ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES

The estate and gift tax unified credit basic exclusion amount is $10,000,000, subject to inflation adjustments (using the C-CPI-U), for taxable years beginning after December 31, 2017, and before January 1, 2026. For 2020, the estate and gift tax exemption is $11.58 million. The maximum rate is 40%.

There is no guarantee that the transfer tax exemptions and maximum rates will remain the same in the future. The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

FEDERAL ESTATE TAXES

While no attempt is being made to discuss the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

GENERATION-SKIPPING TRANSFER TAX

Under certain circumstances, the Internal Revenue Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the Internal Revenue Service.

FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

FOREIGN ACCOUNT TAX COMPLIANCE ACT (“FATCA”)

If the payee of a distribution from the Contract is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the Contract or the distribution.

The rules relating to FATCA are complex, and a financial professional should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Contract.

QUALIFIED INDIVIDUAL RETIREMENT ANNUITIES

Generally, you may purchase Qualified Contracts only in connection with a “rollover” of funds from another individual retirement annuity (IRA) or qualified plan. Qualified Contracts must contain special provisions and are subject to limitations on contributions and the timing of when distributions can and must be made pursuant to Section 401(a)(9) of the Internal Revenue Code. For the Qualified Contracts the Code requires that distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the owner reaches age 72 (70 1⁄2 if the owner attained age 70 1⁄2 before 1/1/2020). The actuarial present value of death and/or living benefit options and riders elected need to be taken into account in calculating minimum required distributions. Consult a competent financial professional before purchasing an optional living or death benefit.

Tax penalties may apply to contributions greater than specified limits, loans, reassignments, distributions that do not meet specified requirements, or in other circumstances. No additional Premium Payments to your Qualified Contract will be accepted unless the additional premium is funded by another qualified plan. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

The Internal Revenue Service has not reviewed the Contract for qualification as an IRA and has not addressed in a ruling of general applicability whether any death benefit provision in the Contract comports with IRA qualification requirements.

Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with law. Anyone desiring to purchase a Qualified Contract should consult a personal financial professional.

For Contracts with a guaranteed lifetime withdrawal benefit the application of certain tax rules, particularly those rules relating to distributions from your Contract are not entirely clear. The tax rules for qualified contracts may impact the value of the guaranteed lifetime withdrawal benefits. Additionally, certain actions may cause the owner to lose the benefit of the guaranteed lifetime withdrawal benefit. In view of this uncertainty, you should consult a financial professional before purchasing this contract as a qualified contract.

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POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation, regulation or otherwise. You should consult a financial professional with respect to legal or regulatory developments and their effect on the Contract.

We have the right to modify the Contract to meet the requirements of any applicable laws or regulations, including legislative or regulatory changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive.

Access To Your Money

The value of your Contract can be accessed during the Accumulation Phase:

•	By making a full or partial withdrawal.

•	By electing an Annuity Payment Option.

•	By your Beneficiary in the form of a Death Benefit.

Full and Partial Withdrawals

You may withdraw all or part of your money at any time during the Accumulation Phase of your Contract without a Company charge, provided the Annuitant or Joint Annuitant is still living. All partial withdrawals must be for at least $250.

On the date the Company receives your request for a full withdrawal, the amount payable is the Accumulated Value.

On the date the Company receives your request for a partial withdrawal, the Accumulated Value will be reduced by the amount of the partial withdrawal.

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Because you assume the investment risk under the Contract, the total amount paid upon a full withdrawal of the Contract may be more or less than the total Premium Payments made (taking prior withdrawals into account).

You can make a withdrawal request in writing or by telephone. To make a telephone withdrawal, you may establish the telephone privilege by completing the appropriate section of the Application. See Telephone and Online Privilege. You may send a written request authorized by all required Contract Owners to Vanguard Annuity & Insurance Services. Withdrawals are not currently permitted to be requested online.

Systematic Withdrawals

You may elect to have a specified dollar amount or a percentage of the balance withdrawn from your Contract’s Accumulated Value on a monthly, quarterly, semi-annual, or annual basis. The Company requires a Subaccount balance of at least $1,000 in order to establish the systematic withdrawal program for your Contract. (See the Minimum Balance Requirements section below for additional information.) Withdrawals may be requested via check or electronic funds transfer. All check withdrawals must be for at least $250; a Systematic Withdrawal may be established via electronic fund transfer for at least $50. In the absence of specific directions from the Contract Owner, all deductions will be made from all funded Subaccounts on a pro rata basis.

You may elect this option by completing a Variable Annuity Automatic Transfer Form.

The Company must receive your Form at least 30 days before the date you want systematic withdrawals to begin. The Company will process each Systematic Withdrawal on the date and at the frequency you specified on the Variable Annuity Automatic Transfer Form.

You may change the amount to be withdrawn and the percentage, the frequency of distributions, or cancel this option by telephone. Any other changes you make, including a change in the destination of the check must be made in writing, and should include signatures of all Contract Owners.

Minimum Balance Requirements

The required minimum balance in any Subaccount is $1,000. If an exchange or withdrawal (but not solely negative investment performance) would reduce the balance in a Subaccount to less than $1,000, the Company will transfer the remaining balance to the other Subaccounts under the Contract on a pro rata basis. If the entire value of the Contract falls below $1,000, the Company may notify you that the Accumulated Value of your Contract is below the minimum balance requirement. In that case, you will be given 60 days to make an additional Premium Payment before your Contract is liquidated. The Company would then promptly pay proceeds to the Contract Owner. The proceeds would be taxed as a withdrawal from the Contract. Full withdrawal will result in an automatic termination of the Contract. Federal tax law may impose restrictions on our right to terminate certain qualified contracts.

Payment of Full or Partial Withdrawal Proceeds

The Company will pay cash withdrawals within seven days after receipt of your telephone or written request except in one of the following situations, in which the Company may delay the payment beyond seven days:

•	The New York Stock Exchange is closed on a day that is not a weekend or a holiday, or trading on the New York Stock Exchange is otherwise restricted.

•	An emergency exists as defined by the SEC, or the SEC requires that trading be restricted.

•	The SEC permits a delay for your protection as a Contract Owner.

•	The payment is derived from premiums paid by check, in which case the Company may delay payment until the check has cleared your bank, which may take up to ten calendar days.

TAXATION OF

Withdrawals

For important information on the tax consequences of withdrawals, see Taxation of Full and Partial Withdrawals and Penalty Taxes on Certain Early Withdrawals.

Tax Withholding on Withdrawals

If you do not provide the Company with a telephone or written request not to have federal income taxes withheld when you request a full, partial or systematic withdrawal, federal tax law requires the Company to withhold federal income taxes from the taxable portion of any withdrawal and send that amount to the federal government. In that case, we will withhold at a rate of 10%. State income tax withholding may also be required.

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Performance

Standardized Performance

From time to time, the Company may advertise the yield and total return investment performance of a Subaccount for various periods, including quarter-to-date, year-to-date, one-year, five-year, and since inception. The Company will calculate advertised yields and total returns according to standardized methods prescribed by the SEC, so that all charges and expenses attributable to the Contract will be included. Including these fees has the effect of decreasing the advertised performance of a Subaccount, so that a Subaccount’s investment performance will not be directly comparable to that of an ordinary mutual fund.

Non-Standardized Performance

The Company may also advertise total return or other performance data in non-standardized formats that do not reflect the Annual Contract Maintenance Fee.

Not Indications of Future Performance

The performance measures discussed above are not intended to indicate or predict future performance.

Statement of Additional Information

Please refer to the Statement of Additional Information for a description of the method used to calculate a Subaccount’s yield and total return and a list of the indices and other benchmarks used in evaluating a Subaccount’s performance.

Death Benefit

In General

If the Annuitant dies during the Accumulation Phase, the Beneficiary will receive the Death Benefit. The Death Benefit is the then-current Accumulated Value of the Contract on the date the Company receives Due Proof of Death and all Company forms, fully completed. However, for an additional charge, there is an optional Death Benefit Rider that can be selected by the Owner at the time of purchase. Please note, we may be required to remit the death benefit proceeds to a state prior to receiving Due Proof of Death (See Abandoned or Unclaimed Property).

For contract owners who purchased the contract on or after October 19, 2011:

Return of Premium Death Benefit Rider—This option is only available to Annuitants age 75 or younger at the time of Contract purchase. There is an additional annual charge of 0.20% (to be assessed 0.05% per quarter). With this option, the Death Benefit will be the greater of:

•	The Accumulated Value of the Contract as of the date the Company receives Due Proof of Death and all Company forms, fully completed; or

•	The sum of all Premium Payments; less any Adjusted Partial Withdrawals and Premium Taxes, if any (see Adjusted Partial Withdrawal).

For contract owners who purchased the contract between October 30, 2010 and October 18, 2011:

Return of Premium Death Benefit Rider—This option is only available to Annuitants age 75 or younger at the time of Contract purchase. There is an additional annual charge of 0.05% (to be assessed 0.0125% per quarter). The additional annual charge will only be assessed for a period of 10 years from the Contract Date. With this option, the Death Benefit will be the greater of:

•	The Accumulated Value of the Contract as of the date the Company receives Due Proof of Death and all Company forms, fully completed; or

•	The sum of all Premium Payments; less any Adjusted Partial Withdrawals and Premium Taxes, if any.

For contract owners who purchased the contract prior to October 30, 2010:

1) Return of Premium Death Benefit Rider—This option was only available to Annuitants age 75 or younger at the time of Contract purchase. There is an additional annual charge of 0.05% (to be assessed 0.0125% per quarter). The additional annual charge will only be assessed for a period of 10 years from the Contract Date. With this option, the Death Benefit will be the greater of:

•	The Accumulated Value of the Contract as of the date the Company receives Due Proof of Death and all Company forms, fully completed; or

•	the sum of all Premium Payments; less any Adjusted Partial Withdrawals and Premium Taxes, if any.

2) Annual Step-Up Death Benefit Rider—This option was only available to Annuitants age 69 or younger at the time of Contract purchase. There is an additional annual charge of 0.12% (to be assessed 0.03% per quarter). The additional annual charge will only be assessed until the Annuitant’s 80th birthday. With this option, the Death Benefit will be the greatest of:

•	The Accumulated Value of the Contract as of the date the Company receives Due Proof of Death and all Company forms, fully completed.

•	the sum of all Premium Payments, less any Adjusted Partial Withdrawals and Premium Taxes, if any; or

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•

the highest Accumulated Value on any Contract Anniversary Date on or after the date the Rider is added to the Contract and until the Annuitant reaches age 80, plus any subsequent Premium Payment received by the Company after such Contract Anniversary Date less any Adjusted Partial Withdrawals and Premium Taxes, if any.

If you elect the Return of Premium Death Benefit Rider you may cancel this rider by contacting Vanguard Annuity and Insurance Services. Please note that if you cancel the rider, you will not be allowed to elect the additional death benefit rider in the future. Once the rider is cancelled, the Beneficiary will receive the Death Benefit upon the death of the annuitant. The Death Benefit is the then-current Accumulated Value of the Contract on the date the Company receives Due Proof of Death and all Company forms, fully completed.

Federal tax law generally requires that if a Contract Owner is a natural person and dies before the Income Date, then the entire value of the Contract must be distributed within five years of the date of death of the Contract Owner. If the Contract Owner is not a natural person, the death of the primary Annuitant triggers the same distribution requirement. Special rules may apply to a surviving spouse.

A WORD ABOUT

Adjusted Partial Withdrawal

When a Partial Withdrawal is taken from a Contract with the Death Benefit Rider, the Death Benefit will be reduced by an amount called the Adjusted Partial Withdrawal. It is equal to the Partial Withdrawal amount multiplied by an adjustment factor. The adjustment factor is equal to the amount of the Death Benefit prior to the Partial Withdrawal divided by the Accumulated Value prior to the Partial Withdrawal. Under certain circumstances, the Adjusted Partial Withdrawal amount deducted from the Death Benefit may be more than the dollar amount of the Partial Withdrawal. This will generally be the case if the Death Benefit amount exceeds the Accumulated Value at the time of the Partial Withdrawal.

The formula for the adjusted partial withdrawal is equal to (1) multiplied by (2) divided by (3), where:

(1)	is the amount of the partial withdrawal

(2)	is the value of the current guaranteed minimum death benefit immediately prior to the gross partial surrender;

(3)	is the accumulated value immediately prior to the partial withdrawal.

Appendix B contains a more detailed description of the Adjusted Partial Withdrawal and provides examples of how it is calculated.

Death of the Annuitant During the Accumulation Phase

If the Annuitant dies during the Accumulation Phase, the Beneficiary will be entitled to the Death Benefit. The Death Benefit will be calculated on the date the Company receives Due Proof of Death and all Company forms, fully completed. For contracts with multiple beneficiaries, we will process the first beneficiary to provide us with due proof of their share of the death proceeds. We will not process any remaining beneficiary their share until we receive all Company forms in good order from that beneficiary. Each Beneficiary can choose to receive the amount payable in a lump-sum cash benefit or under one of the Annuity Payment Options.

If the Beneficiary is the surviving spouse, he or she may receive the Death Benefit; elect any available Annuity Payment Option; or continue the Contract at the Accumulated Value as the new Contract Owner and Annuitant and name a new Beneficiary.

Death of the Annuitant During the Income Phase

The Death Benefit, if any, payable if the Annuitant dies during the Income Phase depends on the Annuity Payment Option selected. Upon the Annuitant’s death, the Company will pay the Death Benefit, if any, to the Beneficiary under the Annuity Payment Option in effect. For instance, if the Life Annuity With Period Certain option has been elected, and if the Annuitant dies during the Income Phase, then any unpaid payments certain will be paid to the Beneficiary.

DEFINITION

Due Proof of Death

When the term “Due Proof of Death” is used in this prospectus we mean any of the following:

•  A certified death certificate showing the manner of death

•  A certified decree of a court of competent jurisdiction as to the finding of death

•  A written notarized statement by a medical doctor who attended the deceased

•  Any other proof satisfactory to the Company

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A WORD ABOUT

Joint Annuitants

The Contract permits you as Contract Owner to name a Joint Annuitant. This can have different effects depending on whether the Contract is in the Accumulation Phase or the Income Phase.

During the Accumulation Phase, the Death Benefit is payable only after the death of both the Annuitant and the Joint Annuitant, subject to any limitations imposed by federal tax law.

During the Income Phase, it will not matter that you have named a Joint Annuitant unless you have chosen an Annuity Payment Option, such as the Joint and Last Survivor Annuity option, that pays over the life of more than one person.

Designation of a Beneficiary

The Contract Owner may select one or more Beneficiaries for the Annuitant and name them on the Application. Thereafter, while the Annuitant or Joint Annuitant is living, the Contract Owner may change the Beneficiary by written notice. The change will take effect as of the date the Contract Owner signs the notice, but it will not affect any payment made or any other action taken before the Company acknowledges the notice. The Contract Owner may also make the designation of Beneficiary irrevocable by sending written notice to the Company and obtaining approval from the Company. Changes in the Beneficiary may then be made only with the consent of the designated irrevocable Beneficiary. In the event the Contract Owner and the Annuitant are different, the Contract Owner may also name an Owner’s Designated Beneficiary. The Owner’s Designated Beneficiary may assume ownership of the Contract upon the Contract Owner’s death subject to any restrictions required under federal tax law. See Death of Contract Owner During the Accumulation Phase. The Owner’s Designated Beneficiary may be added or changed only in writing.

If the Annuitant dies during the Accumulation Period, the following will apply unless the Contract Owner has made other provisions:

•	If there is more than one Beneficiary, each will share in the Death Benefit equally.

•	If one or more Beneficiaries have already died, the Company will pay that share of the Death Benefit equally to the survivor(s).

•	If no Beneficiary is living, the Company will pay the proceeds to the Contract Owner.

•	If no Beneficiary is named, the Company will pay the proceeds to the estate.

•

If a Beneficiary dies at the same time as the Annuitant, the Company will pay the proceeds as though the Beneficiary had died first. If a Beneficiary dies within 15 days after the Annuitant’s death and before the Company receives due proof of the Annuitant’s death, the Company will pay proceeds as though the Beneficiary had died first.

If a Beneficiary who is receiving Annuity Payments dies, the Company will pay any remaining Payments Certain to that Beneficiary’s named Beneficiary(ies) when due. If no Beneficiary survives the Annuitant, the right to any amount payable will pass to the Contract Owner. If the Contract Owner is not living at this time, this right will pass to his or her estate.

Death of the Contract Owner

Death of the Contract Owner During the Accumulation Phase. With two exceptions, federal tax law requires that when either the Contract Owner or the Joint Owner (if any) dies during the Accumulation Phase, the Company must pay out the entire value of the Contract within five years of the date of death. Since the death of a Contract Owner who is not the Annuitant does not trigger the payment of the Death Benefit, the value of the Contract in this instance will be the Accumulated Value only. First exception: If the entire value is to be distributed to the Owner’s Designated Beneficiary, he or she may elect to have it paid under an Annuity Payment Option over his or her life or over a period certain no longer than his or her life expectancy as long as the payments begin within one year of the Contract Owner’s death. In certain instances an Owner’s Designated Beneficiary may be permitted to elect a “stretch” withdrawal option as a means of disbursing death proceeds from a non-qualified annuity. The only method the Company uses for making distribution payments from a non-qualified “stretch” withdrawal option is the required minimum distribution method as set forth in Revenue Ruling 2002-62. The applicable payments are calculated using the Single Life Expectancy Table set forth in Treasury Regulation § 1.401(a)(9)-9, A-1. Second exception: If the Owner’s Designated Beneficiary is the spouse of the Contract Owner (or Joint Owner), the spouse may elect to continue the Contract in his or her name as Contract Owner indefinitely and to continue deferring tax on the accrued and future income under the Contract. (“Owner’s Designated Beneficiary” means the natural person whom the Contract Owner names as a beneficiary and who becomes the Contract Owner upon the Contract Owner’s death.) If the Contract Owner and the Annuitant are the same person, then upon that person’s death the Beneficiary is entitled to the Death Benefit under the distribution options described in this paragraph.

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Death of the Contract Owner During the Income Phase. Federal tax law requires that when either the Contract Owner or the Joint Owner (if any) dies during the Income Phase, the Company must pay the remaining portions of the value of the Contract at least as rapidly as under the method of distribution being used on the date of death.

Non-Natural Person as Contract Owner. Where the Contract Owner is not a natural person (for example, is a corporation), the death of the “primary Annuitant” is treated as the death of the Contract Owner for purposes of federal tax law. (The Internal Revenue Code defines a “primary Annuitant” as the individual who is of primary importance in affecting the timing or the amount of payout under the Contract.) In addition, where the Contract Owner is not a natural person, a change in the identity of the “primary Annuitant” is also treated as the death of the Contract Owner for purposes of federal tax law.

Payment of Lump-Sum Death Benefits

The Company will pay lump-sum Death Benefits within seven days after the election to take a lump sum becomes effective except in one of the following situations, in which the Company may delay the payment beyond seven days:

•	The New York Stock Exchange is closed on a day that is not a weekend or a holiday, or trading on the New York Stock Exchange is otherwise restricted.

•	An emergency exists as defined by the SEC, or the SEC requires that trading be restricted.

•	The SEC permits a delay for your protection as a Contract Owner.

•	The payment is derived from premiums paid by check, in which case the Company may delay payment until the check has cleared your bank, which may take up to ten calendar days.

•

In certain instances a designated beneficiary may be permitted to elect a “stretch” payment option as a means of disbursing death proceeds from a nonqualified annuity. The only method we use for making distribution payments from a nonqualified “stretch” payment option is the required minimum distribution method a set forth in Revenue Ruling 2002-62. The applicable payments are calculated using the Single Life Expectancy Table set forth in Treasury Regulation §1.401(a)(9)-9, A-1.

Please note, the death benefit terminates upon annuitization and there is a maximum annuity commencement date.

Additional Features

GLWB Rider

You may elect the following optional rider under the Contract that offers a guaranteed lifetime withdrawal benefit. This rider is available during the accumulation phase, and the benefit under the rider only applies to Accumulated Value invested in certain designated investments. The tax rules for qualified contracts may limit the value of this rider. You should consult with a qualified tax professional before electing the GLWB Rider for a qualified Contract. Please Note: This Rider may not be issued or added to Inherited IRA (sometime also referred to as beneficiary IRAs) or a non-qualified annuity under which death benefits are being distributed under a “stretch” withdrawal option. You can elect to add this rider after your Contract has been issued (the spouse may elect the rider upon spousal continuation of the Contract). Your rider will take effect on the Contract’s next “quarterversary”. The guaranteed lifetime withdrawal benefit is based on our claims-paying ability.

GLWB Rider–Base Benefit

Under this rider, you can receive up to the maximum annual withdrawal amount each rider year (first as withdrawals from your Accumulated Value and later, if necessary, as payments from the Company), starting with the rider year immediately following the annuitant’s 59th birthday and lasting until the annuitant’s death (unless your total withdrawal base is reduced to zero because of “excess withdrawals”; see Total Withdrawal Base Adjustments). A rider year begins on the rider date (the date the rider becomes effective) and on each anniversary thereafter. All withdrawals before the annuitant is age 59 are excess withdrawals. If the joint life option is elected, then for all purposes under the rider, age is determined by the age of the younger of the annuitant and the annuitant’s spouse. A penalty tax may be assessed on amounts withdrawn from the contract before the owner reaches age 59 1⁄2.

Please note:

•

You will begin paying the rider fee as of the date the rider takes effect (“rider date”), even if you do not begin taking withdrawals for many years, or ever. (The rider fee may change over time. Any change in the rider fee will apply to new premium payments and transfers to the designated investments.) The Company will not refund the charges you have paid under the rider if you never choose to take withdrawals and/or if you never receive any payments under the rider.

•

This rider has been designed for you to take withdrawals from the designated investments each rider year that are less than or equal to the maximum annual withdrawal amount. You should not purchase this rider if you plan to take withdrawals from the designated investments in excess of the maximum annual withdrawal amount, because such excess withdrawals may significantly reduce or eliminate the benefit provided by the rider.

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•

The longer you wait to start making withdrawals under the rider, the less time you have to benefit from the guarantee because of decreasing life expectancy as you age. On the other hand, the longer you wait to begin making withdrawals, the higher your withdrawal percentage may be (within limits) and the more opportunities you will have to lock in a higher total withdrawal base. You should carefully consider when to begin making withdrawals. There is a risk that you will not begin making withdrawals at the most financially beneficial time for you.

•

Because the guaranteed lifetime withdrawal benefit under this rider is accessed through regular withdrawals that do not exceed the maximum annual withdrawal amount, the rider may not be appropriate for you if you do not foresee a need for liquidity and your primary objective is to take maximum advantage of the tax deferral aspect of the contract.

•

Only Accumulated Value allocated to a limited number of specified funds (see Designated Investments) will be covered by this rider. You should determine whether these limitations are suited for your financial needs and risk tolerance.

•

Cumulative withdrawals from the designated investments in any rider year that are in excess of the maximum annual withdrawal amount are excess withdrawals. Any withdrawals before age 59 are excess withdrawals.

•	An excess withdrawal may reduce the maximum annual withdrawal amount and the total withdrawal base on greater than a dollar-for-dollar basis.

•	Transfers (exchanges) from designated investments to non-designated investments are considered withdrawals under the rider.

•

Upon the death of the annuitant, this rider terminates and there are no more additional guaranteed withdrawals. If the rider joint life option is elected, however, then this rider terminates and there are no further guaranteed withdrawals upon the death of the surviving spouse. Under the joint life option, the benefit applies only to the person who is the annuitant’s spouse on the rider date; this benefit does not apply to a person who becomes the annuitant’s spouse after the rider date. Under both the single life and joint life options available under this rider, the rider will terminate on the death of the owner if the owner is not an annuitant.

Like all withdrawals, withdrawals under this benefit also:

•	reduce your Accumulated Value;

•	reduce your death benefit and other benefits; and

•	may be subject to income taxes and federal tax penalties.

Maximum Annual Withdrawal Amount. You can withdraw from the designated investments up to the maximum annual withdrawal amount (after age 59) in any rider year without causing an excess withdrawal. (See Total Withdrawal Base Adjustments.)

The maximum annual withdrawal amount is zero if the annuitant (or youngest annuitant for a joint life rider) is not 59 years old on the rider date and remains zero until the first day of the rider year after the youngest annuitant’s 59th birthday. If the youngest annuitant is at least 59 years old on the rider date, then the maximum annual withdrawal amount is equal to the total withdrawal base multiplied by the withdrawal percentage.

For qualified contracts: The maximum annual withdrawal amount is equal to the greater of:

(1)	the maximum annual withdrawal amount described above; or

(2)

after the first rider anniversary, an amount equal to a required minimum distribution amount attributable to the Accumulated Value in the designated investments using the annuitant’s age. The required minimum distribution may be used only if all of the following are true:

•	the Contract to which the rider is attached is a tax-qualified contract for which IRS required minimum distributions are required,

•	the required minimum distributions do not start before the annuitant’s attained age 72 (age 70 1⁄2 if the annuitant attained age 70 1⁄2 before 1/1/2020),

•	the required minimum distributions are based on either the Uniform Lifetime table or the Joint Life and Last Survivor Expectancy table,

•

the required minimum distributions are based on the age of the living annuitant (or the annuitant’s spouse, if the joint life option is elected and the annuitant is deceased). The required minimum distributions cannot be based on the age of someone who is deceased,

•	the required minimum distributions are based only on the contract to which this rider is attached, and

•	the required minimum distributions are only for the current calendar year. Amounts carried over from past calendar years are not considered.

If any of the above are not true, then (2) above is equal to zero and the required minimum distribution is not available as a maximum annual withdrawal amount. An amount in addition to the amount described in (2) above may need to be taken to satisfy required minimum distributions if your required minimum distribution is calculated differently. Please consult with your financial professional before electing this rider for a qualified contract. Such additional withdrawal amount will be considered an excess withdrawal (as described under “Total Withdrawal Base Adjustments”, below).

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Once your Accumulated Value in the designated investments reaches zero, you will be eligible to receive benefit payments. Furthermore, any subsequent premium payments or transfers to the designated investments will not be considered for purposes of GLWB rider benefits. To receive withdrawals guaranteed by this rider after the Accumulated Value of your designated investments reaches zero (i.e., benefit payments), you must select the frequency of benefit payments. Once selected, the amount and frequency of benefit payments after your Accumulated Value reaches zero cannot be changed. Benefit payments after the Accumulated Value reaches zero are subject to the Company’s claims paying ability.

Please note:

•

If the rider is added before the youngest annuitant’s 59th birthday, then you will be charged a rider fee even though the maximum annual withdrawal amount is zero until the beginning of the rider year after the youngest annuitant’s 59th birthday.

•

You cannot carry over any portion of your maximum annual withdrawal amount that is not withdrawn during a rider year for withdrawal in a future rider year. This means that if you do not take the full maximum annual withdrawal amount during a rider year, you cannot take more than the maximum annual withdrawal amount in the next rider year and maintain the rider’s guarantees.

•	Excess withdrawals may cause you to lose the benefit of the rider.

Withdrawal Percentage for contract owners who purchased the GLWB Rider on or after May 1, 2013.

A withdrawal percentage is used to calculate the maximum annual withdrawal amount. The withdrawal percentage is determined by the age of the annuitant (or the annuitant’s spouse if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the rider anniversary immediately following the 59th birthday of the annuitant (or the annuitant’s spouse if younger and the joint life option is elected). The following withdrawal percentages currently apply under the single life and the joint life options of the rider:

Attained Age at Time of First Withdrawal	Withdrawal Percentage
	Single Life	Joint Life
0-58	0.0%	0.0%
59-64	4.0%	3.5%
65-69	5.0%	4.5%
70-79	5.0%	4.5%
80+	6.0%	5.5%

Withdrawal Percentage for contract owners who purchased the GLWB Rider prior to May 1, 2013.

A withdrawal percentage is used to calculate the maximum annual withdrawal amount. The withdrawal percentage is determined by the age of the annuitant (or the annuitant’s spouse if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the rider anniversary immediately following the 59th birthday of the annuitant (or the annuitant’s spouse if younger and the joint life option is elected). The following withdrawal percentages currently apply under the single life and the joint life options of the rider:

Attained Age at Time of First Withdrawal	Withdrawal Percentage
	Single Life	Joint Life
0-58	0.0%	0.0%
59-64	4.5%	4.0%
65-69	5.0%	4.5%
70-79	5.5%	5.0%
80+	6.5%	6.0%

Please note:

Once established, the withdrawal percentage will not increase even though the annuitant’s age increases.

Total Withdrawal Base. A total withdrawal base is used to calculate the maximum annual withdrawal amount and rider fee. The total withdrawal base on the rider date is the Accumulated Value in the designated investments. During any rider year, the total withdrawal base is equal to the total withdrawal base on the rider date or most recent rider anniversary, plus

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subsequent premium payments allocated to (and transfers from non-designated investments into) designated investments (up to a maximum of $2.5 million in total premium payments and transfers into designated investments), less subsequent total withdrawal base adjustments. On each rider anniversary, the total withdrawal base will be set to the greater of:

•	the current total withdrawal base; or

•	the accumulated value in the designated investments on the rider anniversary.

Please note:

•

The total withdrawal base is determined solely to calculate the maximum annual withdrawal amount. Your total withdrawal base is not an Accumulated Value, a surrender value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any subaccount, and it is not a guarantee of Accumulated Value.

•

Because the total withdrawal base is generally equal to the Accumulated Value in the designated investments on the rider date, the maximum annual withdrawal amount may be lower if you delay electing the rider and the Accumulated Value in the designated investments decreases before you elect the rider.

Total Withdrawal Base Adjustments. Cumulative gross partial withdrawals up to the maximum annual withdrawal amount from one or more designated investments in any rider year will not reduce the total withdrawal base. Cumulative gross partial withdrawals in excess of the maximum annual withdrawal amount (“excess withdrawals”) from one or more designated investments in any rider year, and transfers from a designated investment to a non-designated investment, will reduce the total withdrawal base, however, by the greater of the dollar amount of the excess withdrawal or a pro rata amount (that is in proportion to the reduction in the Accumulated Value in the designated investments), possibly to zero. Total withdrawal base adjustments occur immediately following excess withdrawals. See Appendix C—Vanguard GLWB Rider—Adjusted Partial Withdrawals for examples showing the effect of hypothetical withdrawals in more detail, including an excess withdrawal that reduces the total withdrawal base by a pro rata amount (i.e., by more than the amount withdrawn). Excess withdrawals may eliminate the benefit provided by this rider. The effect of an excess withdrawal is amplified if the Accumulated Value in the designated investments is less than the total withdrawal base.

Example. Assume you are the owner and annuitant and you make a single premium payment of $100,000 into the designated investments when you are 56 years old. Further assume that you do not make any additional withdrawals or premium payments, no step-ups occurred, but that after ten years your Accumulated Value in the designated investments has declined to $90,000 solely because of negative investment performance. You could withdraw from the designated investments up to $5,000, which is the applicable current withdrawal percentage of 5% multiplied by the total withdrawal base of $100,000, each rider year for the rest of your life (assuming that you take your first withdrawal when you are age 66, that you do not withdraw more than the maximum annual withdrawal amount from the designated investments in any one year and your total withdrawal base doesn’t increase in the future).

Of course, you can always withdraw, at your discretion, an amount up to your Accumulated Value pursuant to your rights under the contract.

Example continued. Assume the same facts as above, but you withdraw $7,000 when you are 66 years old. That excess withdrawal will reduce your total withdrawal base and, consequently, reduce your future maximum annual withdrawal amount from $5,000 to $4,882.35.

See Appendix C—GLWB Rider—Adjusted Partial Withdrawals for examples showing the effect of hypothetical withdrawals in more detail.

Designated Investments. The rider benefit applies ONLY to Accumulated Value in the following designated investments:

•	the Conservative Allocation Fund

•	the Moderate Allocation Fund

•	the Balanced Fund

Please note:

•

You may transfer (exchange) amounts among the designated and non-designated investments (subject to the terms and conditions of the Contract and this rider). Transfers from designated to non-designated investments are considered withdrawals for purposes of this rider. We reserve the right to restrict new premium payments and transfers into the designated investments.

•

A designated investment may be un-designated at any time. If a designated investment is un-designated, then a Contract owner will be given the option to reallocate the value in the un-designated investment to a designated investment. Any amount not so reallocated will be treated as a withdrawal under this rider.

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•

The rider benefit only applies to the Accumulated Value in the designated investments. The designated investments are designed to help manage the Company’s risk and support the guarantees under the rider (through, in part, a decrease in equity exposure and volatility) which may lessen the likelihood that the Company might have to make payments.

GLWB Rider–Joint Life Option

If you elect this rider, you can also elect to continue the benefits of the rider until the later of the death of the annuitant or the annuitant’s spouse. This allows the maximum annual withdrawal amount to be withdrawn until the later of the death of the annuitant or, if the annuitant’s spouse continues the contract, the annuitant’s spouse.

Please note that under this option:

•	The annuitant’s spouse (i.e., a married man or woman as of the rider date) must be the joint annuitant.

•

In the case of spousal joint owners, upon the death of the first annuitant, the surviving spouse may elect to continue the contract and rider. The rider continues until the death of the surviving spouse.

•

If, at the time of the annuitant’s death, the spouse cannot continue to keep the contract in effect under the tax code (e.g. because of a change in marital status), then the rider will terminate and no additional withdrawals under the rider are permitted.

•	The annuitant’s spouse for purposes of this rider cannot be changed.

•	The rider withdrawal percentage is based on the age of the younger of the annuitant and annuitant’s spouse.

GLWB Rider Fee

If you elect this rider, a rider fee will be deducted on the rider date, and on each rider quarter thereafter, before annuitization. The currently deducted rider fee corresponds to an annual rate of the current rider fee of 1.20% (0.95% for the portion of the Total Withdrawal Base attributable to premium payments and transfers into designated investments prior to May 1, 2013) for the single or joint life option of the total withdrawal base for contract owners who purchase the rider on or after May 1, 2013. Rider fees are deducted from each designated investment in proportion to the amount of Accumulated Value in each designated investment and do not impact your maximum annual withdrawal amount.

The rider fee percentage applicable to your rider will not change unless an additional premium payment is allocated to (or a transfer is made into) the designated investments and the rider fee percentage has changed since your rider was issued. Only the proportional increase in the total withdrawal base attributable to such additional premiums (or transfers) will be subject to the new rider fee percentage. Thereafter, the rider fee percentage will be adjusted to reflect the weighted average of the rider fee percentage and the rider fee percentage associated with any additional premium payments allocated to (and/or transfers into) the designated investments.

The adjusted (or “blended”) rider fee percentage will equal the sum of A and B, with the result divided by C, where:

A = the current total withdrawal base before the premium addition multiplied by your rider’s rider fee percentage;

B = the amount of additional premium paid multiplied by the rider fee percentage for new premium additions; and

C = the total withdrawal base after adding the additional premium.

Example. Assume that you elect the joint life option under the rider and you make an initial premium payment of $100,000 on July 1. The rider fee on the initial premium is 1.20% of the total withdrawal base. Further assume that on October 1 of that same year, (i) the total withdrawal base (after step-ups) equals $150,000, (ii) you make an additional premium payment of $60,000, and (iii) the rider fee percentage on the additional premium is 1.30%. A new blended rider fee is calculated when the additional premium is paid. Your blended rider fee is 1.23% = [(150,000 x 1.20%) + (60,000 x 1.30%)] divided by (150,000 + 60,000). See Appendix D—GLWB Rider—Blended Rider Fee.

Please Note:

Because the rider fee is a percentage of your total withdrawal base on each rider quarter, the rider fee can be substantially more than that (same) percentage of your Accumulated Value in the designated investments if your total withdrawal base is higher than your Accumulated Value in the designated investments.

GLWB Rider Issue Requirements

The Company will issue the GLWB Rider if:

•	the annuitant is not yet age 91 (or younger if required by state law);

•	the annuitant is also an owner (except in the case of non-natural owners);

•	there are no more than two owners; and

•	if the joint life option is elected, the annuitant’s spouse is the joint annuitant, and has not attained age 91 (or younger if required by state law).

•

prior company approval is required prior to issuance of the GLWB Rider, if, upon election, the accumulated value in the GLWB designated portfolios is greater than $2.5M, or an exchange is requested that would increase the value in the Designated Portfolios to greater than $2.5M.

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Termination

The GLWB Rider will terminate upon the earliest of the following:

•

the beginning of the next rider quarter (i.e., each three-month period following the rider date) following the date Vanguard Annuity and Insurance Services receives written notice from you requesting termination of the GLWB Rider;

•	the death of the annuitant (or the death of the annuitant’s spouse, if the joint life option was elected and that spouse continued the contract as the surviving spouse);

•	the death of the owner if the owner is not an annuitant;

•	assignment of your contract;

•	a change in the owner of the contract without the Company’s approval;

•	a change to an annuitant (other than death); or

•	termination of your Contract.

Please note:

•

You must begin to receive guaranteed lifetime withdrawal benefit payments from your designated investments no later than the latest Income Date. If you do not elect to receive guaranteed lifetime withdrawal benefit payments from your designated investments before the latest Income Date, we will begin making monthly payments to you, based on your maximum annual withdrawal amount.

•	If this rider is terminated at your request, then you can elect any available guaranteed lifetime withdrawal benefit rider one year following that termination date.

The GLWB Rider may vary for certain contracts, may not be available for all contracts, and may not be available in all states. This disclosure explains the material features of the GLWB Rider. The application and operation of the rider are governed by the terms and conditions of the rider itself.

Other Information

Transamerica Premier Life Insurance Company (the “Company,” “We,” “Us,” “Our”)

Transamerica Premier Life Insurance Company was incorporated under the laws of the State of Maryland on March 5, 1858. It was redomesticated to the State of Iowa on April 1, 2007. It is engaged in the sale of life and health insurance and annuity policies. The Company is a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon N.V. of The Netherlands, the securities of which are publicly traded. Aegon N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. The Company is licensed in the District of Columbia, Guam, Puerto Rico and all states except New York.

All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of the Company. Accordingly no financial institution, brokerage firm or insurance agency is responsible for the financial obligations of the Company arising under the policies.

Financial Condition of the Company

Many financial services companies, including insurance companies, have been facing challenges in this unprecedented economic and market environment, and we are not immune to those challenges. It is important for you to understand the impact these events may have, not only on your Accumulated Value, but also on our ability to meet the guarantees under your Contract.

Assets in the Separate Account. You assume all of the investment risk for your Accumulated Value that is allocated to the Subaccounts of the Separate Account. Your Accumulated Value in those Subaccounts constitutes a portion of the assets of the Separate Account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct.

Assets in the General Account. Any guarantees under a Contract that exceed Accumulated value, such as those associated with any optional death benefits, are paid from our general account (and not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Accumulated Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our general account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Contracts supported by it.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

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Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. In addition, we hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer to allocate premium payments and Accumulated Value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our Contract owners or to provide the collateral necessary to finance our business operations.

How to Obtain More Information. We encourage both existing and prospective Contract Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Insurance – as well as the financial statements of the separate account – are located in the Statement of Additional Information (SAI). For a copy of the SAI, simply call or write us at the phone number or address of our Administrative and Service Office referenced in this prospectus. In addition, the SAI is available on the SEC’s website at www.sec.gov. Our financial strength ratings which reflect the opinions of leading independent rating agencies of our ability to meet our obligations to our Contract owners, are available on our website (www.transamerica.com/individual/what-we-do/about-us/financial-strength/), and the websites of these nationally recognized statistical ratings organizations—A.M. Best Company (www.ambest.com), Moody’s Investors Service (www.moodys.com), Standard & Poor’s Rating Services (www.standardandpoors.com) and Fitch, Inc. (www.fitchratinings.com).

Separate Account VA DD

Established by the Company on July 16, 1990, the Separate Account operates under Iowa law.

The Separate Account is a unit investment trust registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”). Such registration does not signify that the SEC supervises the management or the investment practices or policies of the Separate Account.

The Company owns the assets of the Separate Account, and the obligations under the Contract are obligations of the Company. These assets are held separately from the other assets of the Company and are not chargeable with liabilities incurred in any other business operation of the Company (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). The Company will always keep assets in the Separate Account with a value at least equal to the total Accumulated Value under the Contracts. Income, gains, and losses incurred on the assets in the Separate Account, whether or not realized, are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of the Company’s general account assets or any other separate account the Company maintains.

The Separate Account has various Subaccounts, each of which invests solely in a corresponding Portfolio of the Fund. Additional Subaccounts may be established at the Company’s discretion. The Separate Account meets the definition of a “separate account” under Rule 0-1(e)(1) of the 1940 Act.

Contract Owner (“You,” “Your”)

The Contract Owner is the person or persons designated as the Contract Owner in the Application to participate in the Contract. The term shall also include any person named as Joint Owner. A Joint Owner shares ownership in all respects with the Owner. The Owner has the right to assign ownership to a person or party other than himself.

Payee

The Payee is the Contract Owner, Annuitant, Beneficiary, or any other person, estate, or legal entity to whom benefits are to be paid.

Free Look Period

Currently, free look period doesn’t apply due to not offering new contracts. The Contract provides for a Free Look Period of at least 10 days after the Contract Owner receives the Contract (20 or more days in some instances as specified in your Contract) plus 5 days for mailing. The Contract Owner may cancel the Contract during the Free Look Period by returning it to Vanguard Annuity and Insurance Services, P.O. Box 1105, Valley Forge, PA 19482-1105. Upon cancellation, the Contract is treated as void from the Contract Date.

Withdrawals are currently permitted during the Free Look Period.

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Administrative Services

Vanguard, Vanguard Annuity and Insurance Services, 455 Devon Park Drive, Wayne, PA 19087-1815, serves as Third Party Administrator of the contracts under an Administrative Services agreement with the Company.

Distributor of the Contracts

We have entered into a distribution arrangement with Vanguard, through its wholly owned subsidiary, Vanguard Marketing Corporation, which is the principal distributor of the Contract. In addition we and/or our affiliates paid Vanguard approximately $541,659 in 2019 to assist with marketing expenses.

A complete description of the services provided by Vanguard Marketing Corporation is found in the “Management of the Fund” section in the fund’s Statement of Additional Information. The principal business address for Vanguard is 455 Devon Park Drive, Wayne, PA 19087-1815.

Mixed and Shared Funding

The underlying fund portfolios may serve as investment vehicles for variable life insurance contracts, variable annuity contracts and retirement plans (“mixed funding”) and shares of the underlying fund portfolios also may be sold to separate accounts of other insurance companies (“shared funding”). While the Company currently does not foresee any disadvantages to owners and participants arising from either mixed or shared funding, it is possible that the interests of owners of various contracts and/or participants in various plans for which the underlying fund portfolios serve as investments might at some time be in conflict. The Company and each underlying fund portfolio’s Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take. Such action could include the sale of underlying fund portfolio shares by one or more of the separate accounts, which could have adverse consequences. Such action could also include a decision that separate funds should be established for variable life and variable annuity separate accounts. In such an event, the Company would bear the attendant expenses, but owners and plan participants would no longer have the economies of scale resulting from a larger combined fund. Please read the prospectuses for the underlying fund portfolios, which discuss the underlying fund portfolios’ risks regarding mixed and shared funding, as applicable.

Voting Rights

The Fund does not hold regular meetings of shareholders. The trustees of the Fund may call special meetings of shareholders as the 1940 Act or other applicable law may require. To the extent required by law, the Company will vote the Portfolio shares held in the Separate Account at shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Portfolio. The Company will vote Fund shares as to which no timely instructions are received and those shares held by the Company as to which Contract Owners have no beneficial interest in proportion to the voting instructions that are received with respect to all Contracts participating in that Portfolio. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Prior to the Income Date, the Contract Owner holds a voting interest in each Portfolio to which the Accumulated Value is allocated. The number of votes which are available to a Contract Owner will be determined by dividing the Accumulated Value attributable to a Portfolio by the net asset value per share of the applicable Portfolio. After the Income Date, the person receiving Annuity Payments under any variable Annuity Payment Option has the voting interest. The number of votes after the Income Date will be determined by dividing the reserve for such Contract allocated to the Portfolio by the net asset value per share of the corresponding Portfolio. After the Income Date, the votes attributable to a Contract decrease as the reserves allocated to the Portfolio decrease. In determining the number of votes, fractional shares will be recognized.

The number of votes of the Portfolio that are available will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund. When we receive those instructions, we will vote all of the shares in proportion to those instructions. Accordingly, it is possible for a small number of Contract owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large Accumulated Values.

Additions, Deletions, or Substitutions of Investments

The Company retains the right, subject to any applicable law, to make certain changes. The Company reserves the right to eliminate the shares of any of the Portfolios and to substitute shares of another Portfolio of the Fund or of another registered open-end management investment company, if the shares of the Portfolios are no longer available for investment or if, in the Company’s judgment, investment in any Portfolio would be inappropriate in view of the purposes of the Separate Account. To the extent the 1940 Act requires, substitutions of shares attributable to a Contract Owner’s interest in a Portfolio will not be made until SEC approval has been obtained and the Contract Owner has been notified of the change.

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The Company may establish new Portfolios when marketing, tax, investment, or other conditions so warrant. The Company will make any new Portfolios available to existing Contract Owners on a basis the Company will determine. The Company may also eliminate one or more Portfolios if marketing, tax, investment, or other conditions so warrant.

In the event of any such substitution or change, the Company may, by appropriate endorsement, make whatever changes in the Contracts may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the Contracts, the Company may operate the Separate Account as a management company under the 1940 Act or any other form permitted by law, may deregister the Separate Account under the 1940 Act in the event such registration is no longer required, or may combine the Separate Account with one or more other separate accounts.

Regulatory Modifications to Policy

We reserve the right to amend the policy or any riders attached thereto as necessary to comply with specific direction provided by state and federal regulators, through change of law, rule, regulation, bulletin, regulatory directives or agreements.

Certain Offers

From time to time, we may offer you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits.

When we makes an offer, we may vary the offer amount, up or down, among the same group of Contract owners based on certain criteria such as cash value and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis depending on the amount of withdrawals taken, we may consider whether you have taken any withdrawal that has caused a pro rata reduction in your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of Contract owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining Contract owners in the same group.

If you accept an offer an offer that requires to terminate a guaranteed benefit and you retain your Contract, we will no longer charge you for it, and you will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.

We will notify you of the terms of any such offer.

Financial Statements

The audited statutory-basis financial statements and schedules of the Company and the audited financial statements of the subaccounts of the Separate Account which are available for investment by Vanguard Variable Annuity Contract Owners (as well as the Report of Independent Registered Public Accounting Firm on them) are contained in the Statement of Additional Information.

Abandoned or Unclaimed Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account or on our ability to meet our obligations under the policy.

Business Continuity

Our business operations maybe adversely affected by volatile natural and man-made disasters, including (but not limited to) hurricanes, earthquakes, terrorism, civil unrest, military action, fires and explosions, pandemic diseases, and other catastrophes (“Catastrophic Events”). Over the past several years, changing weather patterns and climatic conditions

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have added to the unpredictability and frequency of natural disasters in certain parts of the world. Such uncertainty as to future trends and exposure may lead to financial losses to our businesses. Furthermore, Catastrophic Events may disrupt our operations and result in the loss of, or restricted access to, property and information about Transamerica and its clients. Such events may also impact the availability and capacity of our key personnel. If our business continuity plans have not included effective contingencies for Catastrophic Events, we may experience business disruption, damage to corporate reputation, and damage to financial condition for a prolonged period of time.

Cyber Security

Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of our information technology or communications systems may result in a material adverse effect on our results of operations and corporate reputation.

Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data and breaches of regulation may lead to a materially adverse effect on our results of operations and corporate reputation. In addition, we must commit significant resources to maintain and enhance its existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If we fail to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. In addition, we cannot assure investors or consumers that interruptions, failures or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. The occurrence of any of these events may have a materially adverse effect on our businesses, results of operations and financial condition.

A computer system failure or security breach may disrupt our business, damage our reputation and adversely affect our results of operations, financial condition and cash flows.

We rely heavily on computer and information systems and internet and network connectivity to conduct a large portion of our business operations. This includes the need to securely store, process, transmit and dispose of confidential information, including personal information, through a number of complex systems. In many cases this also includes transmission and processing to or through commercial customers, business partners and third-party service providers. The introduction of new technologies, computer system failures, cyber-crime attacks or security or data privacy breaches may materially disrupt our business operations, damage our reputation, result in regulatory and litigation exposure, investigation and remediation costs, and materially and adversely affect our results of operations, financial condition and cash flows.

The information security risk that we face includes the risk of malicious outside forces using public networks and other methods, including social engineering and the exploitation of targeted offline processes, to attack our systems and information. It also includes inside threats, both malicious and accidental. For example, human error, unauthorized user activity and lack of sufficiently automated processing can result in improper information exposure or use. We also face risk in this area due to its reliance in many cases on third-party systems, all of which may face cyber and information security risks of their own. Third-party administrators or distribution partners used by us or our affiliates may not adequately secure their own information systems and networks, or may not adequately keep pace with the dynamic changes in this area. Potential bad actors that target us and our applicable third parties may include, but are not limited to, criminal organizations, foreign government bodies, political factions, and others.

In recent years information security risk has increased sharply due to a number of developments in how information systems are used by companies such as us, but also by society in general. Threats have increased as criminals and other bad actors become more organized and employ more sophisticated techniques. At the same time companies increasingly make information systems and data available through the internet, mobile devices or other network connections to customers, employees and business partners, thereby expanding the attack surface that bad actors can exploit.

Large, global financial institutions such as us have been, and will continue to be subject to information security attacks for the foreseeable future. The nature of these attacks will also continue to be unpredictable, and in many cases may arise from circumstances that are beyond our control. If we fail to adequately invest in defensive infrastructure, timely response capabilities, technology and processes or to effectively execute against its information security strategy, it may suffer material adverse consequences.

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To date the highest impact information security incidents that we have experienced are believed to have been the result of e-mail phishing attacks targeted at our business partners and commercial customers. This in turn led to unauthorized use of valid our website credentials to engage in fraudulent transactions and improper data exfiltration. Additionally, we have also faced other types of attacks including but not limited to other types of phishing attacks and distributed denial of service (DDoS) attacks, as well as certain limited cases of unauthorized internal user activity, including activity between other units of Aegon. Although to our knowledge these events have thus far not been material in nature, our management recognizes the need to establish and maintain adequate information security systems that are capable of addressing the possibility of these types of attacks, as well as for the possibility of more significant and sophisticated information security attacks, in the future. There is no guarantee that the measures that we take will be sufficient to stop all types of attacks or mitigate all types of information security or data privacy risks.

We maintain cyber liability insurance to help decrease the impact of cyber-attacks and information security events, subject to the terms and conditions of the policy, however such insurance may not be sufficient to cover all applicable losses that we may suffer.

The Transamerica Chief Information Security Officer oversees the company’s information security program, and provides reporting up to company management and, directly or indirectly, to the Board of Directors, as well as Aegon’s Global Chief Information Security Officer.

A breach of data privacy or security obligations may disrupt our business, damage our reputation and adversely affect financial conditions and results of operations.

Pursuant to applicable laws, various government agencies and independent administrative bodies have established numerous rules protecting the privacy and security of personal information and other confidential information held by us. For example, our businesses are subject to laws and regulations enacted by U.S. federal and state governments, including various regulatory organizations relating to the privacy and/or security of the information of customers, employees or others. These laws, among other things, increased compliance obligations, impacted our businesses’ collection, processing and retention of personal data, reporting of data breaches, and provide for penalties for non-compliance. As an example, the New York Department of Finance Services (NYDFS), pursuant to its cybersecurity regulation, requires financial institutions regulated by the NYDFS, including certain of our entities, to, among other things, satisfy an extensive set of minimum cyber security requirements, including but not limited to governance, management, reporting, policy, technology and control requirements. Numerous other U.S. laws also impose various information security and privacy related obligations with respect to various Company affiliates operating in the U.S., including but not limited to the Gramm-Leach-Bliley Act and related state laws (GLBA), the California Consumer Privacy Act (CCPA) and the Health Insurance Portability and Accountability Act (HIPAA), among many others. Other legislators and regulators with jurisdiction over our businesses are considering, or have already enacted, enhanced information security risk management and privacy rules and regulations. A number of our entities and affiliates are also subject to contractual restrictions with respect to the information of our clients and business partners. The Company, and numerous of its employees and business partners have access to, and routinely process, the personal information of consumers and on various processes and controls to protect the confidentiality, integrity and availability of personal information and other confidential information that is accessible to, or in the possession of, us, our systems, employees and business partners. It is possible that an employee, business partner or system could, intentionally or unintentionally, inappropriately disclose or misuse personal or confidential information. Our data or data in our possession could also be the subject of an unauthorized information security attack. If we fail to maintain adequate processes and controls or if we or our business partners fail to comply with relevant laws and regulations, policies and procedures, misappropriation or intentional or unintentional inappropriate disclosure or misuse of personal information or other confidential information could occur. Such control inadequacies or non-compliance could cause disrupted operations and misstated or unreliable financial data, materially damage our reputation or lead to increased regulatory scrutiny or civil or criminal penalties or litigation, which, in turn, could have a material adverse effect on our business, financial condition and results of operations. In addition, we analyse personal information and customer data to better manage our business, subject to applicable laws and regulations and other restrictions. It is possible that additional regulatory or other restrictions regarding the use of such techniques may be imposed. Additional privacy and information security obligations have been imposed by various governments with jurisdiction over the Company or its affiliates in recent years, and more such obligations are likely to be imposed in the near future across our operations. Such restrictions and obligations could have material impacts on our business, financial conditions and/or results of operations.

For a complete description regarding Transamerica’s policies for its websites, including the Privacy Policy and Terms of Use for such websites, please visit: www.transamerica.com/individual/privacy-policy and www.transamerica.com/individual/terms-of-use.

41

Table of Contents for the Vanguard Variable Annuity

Statement of Additional Information

Contents

The Contract	Ownership	Safekeeping of Account Assets
Computation of Variable Annuity Income Payments	Distribution of the Contract	Conflicts of Interest with Other Separate Accounts
Performance Information
Exchanges
Joint Annuitant	Subaccount Inception Dates	State Regulation of the Company
Money Market Subaccount Yields
General Matters		Records and Reports
Non-Participating	30-Day Yield for Non-Money Market Subaccounts	Independent Registered Public Accounting Firm

Misstatement of Age or Sex	Standardized Average Annual Total Return	Other Information
Assignment
Annuity Data	Additional Performance Measures	Financial Statements

Annual Report	Non-Standardized Cumulative Total Return and Non-Standardized
Incontestability	Average Annual Total Return

42

Appendix A

CONDENSED FINANCIAL INFORMATION

The Accumulation Unit Values and the number of Accumulation Units outstanding for each Subaccount are as follows:

Accumulation unit value as of:
For the period January 1, 2009 through December 31, 2019		(Units are shown in thousands)
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Balanced Fund	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$ $ $ $ $ $ $ $ $ $	100.489 104.328 91.206 82.397 82.562 75.385 63.068 56.195 54.350 49.101	$ $ $ $ $ $ $ $ $ $	122.753 100.489 104.328 91.206 82.397 82.562 75.385 63.068 56.195 54.350	19,764 20,127 21,118 21,541 21,966 22,404 22,247 21,730 21,103 21,303
Capital Growth Fund	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$ $ $ $ $ $ $ $ $ $	55.697 56.518 43.997 39.808 38.904 32.947 23.862 20.725 20.982 18.610	$ $ $ $ $ $ $ $ $ $	70.265 55.697 56.518 43.997 39.808 38.904 32.947 23.862 20.725 20.982	13,464 14,512 14,660 13,853 14,276 13,605 12,382 10,151 12,337 12,206
Conservative Allocation Fund	2019 2018 2017 2016 2015 2014 2013 2012 2011	$ $ $ $ $ $ $ $	29.140 30.120 27.242 25.771 25.795 24.198 22.252 20.428	$ $ $ $ $ $ $ $ $	33.663 29.140 30.120 27.2.42 25.771 25.795 24.198 22.252 20.428	11,258 10,067 9,309 7,767 7,036 5,566 3,773 2,503 485
Diversified Value Fund	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$ $ $ $ $ $ $ $ $ $	32.305 35.645 31.592 28.047 28.837 26.333 20.411 17.572 16.959 15.557	$ $ $ $ $ $ $ $ $ $	40.498 32.305 35.645 31.592 28.047 28.837 26.333 20.411 17.572 16.959	10,485 11,604 12,480 13,500 14,236 15,681 16,080 15,928 16,546 17,989

43

For the period January 1, 2009 through December 31, 2019		Accumulation unit value as of:
(Units are shown in thousands)
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Equity Income Fund	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$ $ $ $ $ $ $ $ $ $	89.776 95.738 81.198 70.770 70.378 63.358 48.863 43.216 39.309 34.368	$ $ $ $ $ $ $ $ $ $	111.406 89.776 95.738 81.198 70.770 70.378 63.358 48.863 43.216 39.309	8,212 8,791 9,396 10,034 9,723 10,580 10,993 10,825 10,528 9,863
Equity Index Fund	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$ $ $ $ $ $ $ $ $ $	103.527 108.716 89.621 80.387 79.614 70.347 53.377 46.207 45.465 39.681	$ $ $ $ $ $ $ $ $ $	135.566 103.527 108.716 89.621 80.387 79.614 70.347 53.377 46.207 45.465	12,967 13,788 14,216 14,518 14,730 15,068 15,175 15,680 16,520 17,644
Global Bond Index Fund*	2019 2018 2017	$ $	20.050 19.951	$ $ $	21.678 20.050 19.951	8,862 7,437 2,596
Growth Fund	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$ $ $ $ $ $ $ $ $ $	54.713 54.757 41.947 42.529 39.502 34.818 25.812 21.860 22.109 19.831	$ $ $ $ $ $ $ $ $ $	73.018 54.713 54.757 41.947 42.529 39.502 34.818 25.812 21.860 22.109	8,209 8,515 8,045 7,895 9,270 9,040 9,573 10,074 9,474 10,275
High Yield Bond Fund	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$ $ $ $ $ $ $ $ $ $	33.168 34.195 32.049 28.865 29.413 28.255 27.158 23.831 22.352 19.997	$ $ $ $ $ $ $ $ $ $	38.264 33.168 34.195 32.049 28.865 29.413 28.255 27.158 23.831 22.352	9,908 9,737 10,665 10,629 10,541 11,182 11,553 14,562 12,431 12,248

44

For the period January 1, 2009 through December 31, 2019		Accumulation unit value as of:
(Units are shown in thousands)
Subaccount	Year	Beginning AUV		Ending AUV		# Units
International Portfolio	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$ $ $ $ $ $ $ $ $ $	46.226 53.046 37.287 36.707 37.099 39.607 32.228 26.905 31.209 27.049	$ $ $ $ $ $ $ $ $ $	60.492 46.226 53.046 37.287 36.707 37.099 39.607 32.228 26.905 31.209	19,851 21,886 23,589 22,481 23,100 21,829 22,565 21,903 23,770 26,087
Mid-Cap Index Fund	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$ $ $ $ $ $ $ $ $ $	55.010 60.840 51.240 46.248 47.059 41.549 30.884 26.745 27.382 21.905	$ $ $ $ $ $ $ $ $ $	71.799 55.010 60.840 51.240 46.248 47.059 41.549 30.884 26.745 27.382	11,947 12,656 13,203 13,718 14,363 14,571 15,100 14,810 16,327 17,756
Moderate Allocation Fund	2019 2018 2017 2016 2015 2014 2013 2012 2011	$ $ $ $ $ $ $ $	32.337 34.111 29.799 27.789 27.916 26.160 22,812 20.458	$ $ $ $ $ $ $ $ $	38.548 32.337 34.111 29.799 27.789 27.916 26.160 22.812 20.458	12,205 11,066 10,268 8,924 8,382 6,400 4,567 2,511 566
Money Market Fund	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$ $ $ $ $ $ $ $ $ $	1.946 1.914 1.900 1,897 1.900 1.903 1.907 1.910 1.912 1.913	$ $ $ $ $ $ $ $ $ $	1.985 1.946 1.914 1.900 1.897 1.900 1.903 1.907 1.910 1.912	550,430 560,809 435,872 453,201 411,300 385,038 421,164 369,252 417,731 436,382
Real Estate Index Fund*	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$ $ $ $ $ $ $ $ $ $	58.050 61.504 58.870 54.488 53.459 41.209 40.388 34.486 31.897 24.944	$ $ $ $ $ $ $ $ $ $	74.571 58.050 61.504 58.870 54.488 53.459 41.209 40.388 34.486 31.897	7,442 7,623 8,258 9,184 9,396 9,997 9,374 10,174 9,499 9,300

45

Accumulation unit value as of:
For the period January 1, 2009 through December 31, 2019		(Units are shown in thousands)
Subaccount	Year	Beginning AUV		Ending AUV		# Units
Short-Term Investment Grade Fund	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$ $ $ $ $ $ $ $ $ $	19.443 19.297 18.957 18.509 18.357 18.093 17.953 17.244 16.953 16.160	$ $ $ $ $ $ $ $ $ $	20.495 19.443 19.297 18.957 18.509 18.357 18.093 17.953 17.244 16.953	50,451 49,638 51,945 50,234 49,619 50,166 47,236 47,221 46,613 43,576
Small Company Growth Fund	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$ $ $ $ $ $ $ $ $ $	82.283 88.975 72.274 63.064 65.038 63.098 43.183 37.776 37.379 28.447	$ $ $ $ $ $ $ $ $ $	105.128 82.283 88.975 72.274 63.064 65.038 63.098 43.183 37.776 37.379	8,411 9,154 9,200 9,466 9,692 9,915 11,131 10,804 12,001 13,139
Total Bond Market Index Fund	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$ $ $ $ $ $ $ $ $ $	38.687 38.846 37.647 36.846 36.831 34.884 35.807 34.523 32.164 30.290	$ $ $ $ $ $ $ $ $ $	41.930 38.687 38.846 37.647 36.846 36.831 34.884 35.807 34.523 32.164	38,390 37,892 39,531 38,623 37,608 36,537 34,896 41,255 41,027 39,006
Total International Stock Market Index Fund*	2019 2018 2017	$ $	17.990 21.130	$ $ $	21.809 17.990 21.130	9,547 8,328 3,113
Total Stock Market Index Fund	2019 2018 2017 2016 2015 2014 2013 2012 2011 2010	$ $ $ $ $ $ $ $ $ $	37.305 39.519 32.764 29.194 29.171 26.054 19.606 16.904 16.814 14.399	$ $ $ $ $ $ $ $ $ $	48.645 37.305 39.519 32.764 29.194 29.171 26.054 19.606 16.904 16.814	31,010 31,957 31,587 31,603 31,711 30,397 30,263 29,376 29,461 30,630

*

Date of commencement of operations for the Total Bond Market Index and Equity Index Subaccounts was April 29, 1991, for the Money Market Subaccount was May 2, 1991, for the Balanced Subaccount was May 23, 1991, for the Equity Income and Growth Subaccounts was June 7, 1993, for the International Subaccount was June 3, 1994, for the High Yield Bond and Small Company Growth Subaccounts was June 3, 1996, for the Short-Term Investment-Grade, Diversified Value, Mid-Cap Index, and REIT Index Subaccounts was February 8, 1999, for the Total Stock Market Index and Capital Growth Subaccounts was May 1, 2003, for the Conservative Allocation and Moderate Allocation Subaccounts was October 19, 2011, and for the Global Bond Index and Total International Stock Market Index Subaccounts was September 7, 2017..

46

Appendix B

DEATH BENEFIT

Adjusted Partial Withdrawal. If you make a partial withdrawal, then your death benefit is reduced by an amount called the adjusted partial withdrawal. The amount of the reduction depends on the relationship between your death benefit and the accumulated value. The adjusted partial withdrawal is equal to (1) multiplied by (2) divided by (3), where:

(1)	is the amount of the partial withdrawal

(2)	is the value of the current death benefit immediately prior to the gross partial surrender;

(3)	is the accumulated value immediately prior to the partial withdrawal.

The following examples describe the effect of a partial surrender on the death benefit and the accumulated value.

Example 1 (Assumed Facts for Example)
Current guaranteed minimum death benefit before withdrawal	$75,000
Current accumulated value before withdrawal	$50,000
Current death benefit (greater of accumulated value or guaranteed minimum death benefit)	$75,000
Total Partial Withdrawal	$15,494
Adjusted partial withdrawal = 15,494 * 75,000 / 50,000	$23,241
New guaranteed minimum death benefit (after withdrawal) = $75,000 – 23,241	$51,759
New accumulated value (after withdrawal) = 50,000 – 15,494	$34,506

Summary:

◾	Reduction in guaranteed minimum death benefit = $23,241

◾	Reduction in accumulated value = $15,494

*

This example is for illustrative purposes only. The purpose of this illustration is to demonstrate how this feature is calculated using hypothetical values. Your experience will vary based on circumstances at the time of withdrawal.

**	The guaranteed minimum death benefit is reduced more than the accumulated value because the guaranteed minimum death benefit was greater than the accumulated value just prior to the withdrawal.

Example 2 (Assumed Facts for Example)
Current guaranteed minimum death benefit before withdrawal	$50,000
Current accumulated value before withdrawal	$75,000
Current death benefit (greater of accumulated value or guaranteed minimum death benefit)	$75,000
Total Partial Withdrawal	$15,556
Adjusted partial withdrawal = 15,556 * 75,000 / 75,000	$15,556
New guaranteed minimum death benefit (after withdrawal) = $50,000 – 15,556	$34,444
New accumulated value (after withdrawal) = 75,000 – 15,556	$59,444

Summary:

◾	Reduction in guaranteed minimum death benefit = $15,556

◾	Reduction in accumulated value = $15,556

*

This example is for illustrative purposes only. The purpose of this illustration is to demonstrate how this feature is calculated using hypothetical values. Your experience will vary based on circumstances at the time of withdrawal.

**	The guaranteed minimum death benefit is reduced less than the accumulated value because the guaranteed minimum death benefit was less than the accumulated value just prior to the withdrawal.

47

Hypothetical Example

In this example, certain death benefit values at various points in time are depicted based on hypothetical assumed rates of performance. This example is for illustrative purposes only and assumes a single $100,000 premium payment by a sole owner and annuitant who is age 50. It further assumes no subsequent premium payments or withdrawals.

End of Year	Net Rate of Return for Fund*	Policy Value (No GMDB Elected)	Policy Value (Return of Premium GMDB Elected)	Return of Premium GMDB
Issue	N/A	$100,000	$100,000	$100,000
1	-4%	$95,700	$95,650	$100,000
2	18%	$112,639	$112,532	$100,000
3	15%	$129,197	$129,018	$100,000
4	-7%	$119,765	$119,535	$100,000
5	2%	$121,801	$121,508	$100,000
6	10%	$133,616	$133,233	$100,000
7	14%	$151,922	$151,420	$100,000
8	-3%	$146,908	$146,347	$100,000
9	17%	$171,442	$170,714	$100,000
10	6%	$181,214	$180,359	$100,000

*

The assumed rate does reflect the deduction of a hypothetical fund fee but does not reflect the deduction of any other fees, charges or taxes. The death benefit values do reflect the deduction of hypothetical base policy fees and hypothetical death benefit fees. Different hypothetical returns and fees would produce different results.

48

Appendix C

GLWB RIDER—ADJUSTED PARTIAL WITHDRAWALS

When a withdrawal is taken, the following parts of the guaranteed lifetime withdrawal benefit can be affected:

1.	Total Withdrawal Base (“TWB”)

2.	Maximum Annual Withdrawal Amount (“MAWA”)

Total Withdrawal Base. Gross partial withdrawals from the designated investments in a rider year up to the maximum annual withdrawal amount will not reduce the total withdrawal base. Gross partial withdrawals from the designated investments in a rider year in excess of the maximum annual withdrawal amount will reduce the total withdrawal base by an amount equal to the greater of:

•	the excess withdrawal amount; and

•	a pro rata amount, the result of (A / B) * C, where:

A)	is the excess withdrawal amount (the amount in excess of the maximum annual withdrawal amount remaining prior to the withdrawal);

B)	is the Accumulated Value in the designated investments after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C)	is the total withdrawal base prior to the withdrawal of the excess amount.

The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under this guaranteed lifetime withdrawal benefit.

Example 1 (Non-Excess Withdrawal):

Assumptions:

•	Total Withdrawal Base (“TWB”) = $100,000

•	Maximum Annual Withdrawal Amount (“MAWA”) = 5.5% withdrawal percentage would result in $5,500 (5.5% of the then current $100,000 total withdrawal base)

•	Gross partial withdrawal (“GPWD”) = $5,500

•	Excess withdrawal (“EWD”) = None

•	Accumulated Value (“AV”) before GPWD = $100,000

Question: Is any portion of the withdrawal greater than the maximum annual withdrawal amount?

No. There is no excess withdrawal under the guarantee since no more than $5,500 is withdrawn.

Result: In this example, because no portion of the withdrawal was in excess of $5,500, the total withdrawal base does not change.

Example 2 (Excess Withdrawal):

Assumptions:

•	TWB = $100,000

•	MAWA = 5.5% withdrawal percentage would result in $5,500 (5.5% of the current $100,000 total withdrawal base)

•	GPWD = $7,000

•	EWD = $1,500 ($7,000 - $5,500)

•	AV before GPWD = $90,000

Result. For the guaranteed lifetime withdrawal benefit, because there was an excess withdrawal amount, the total withdrawal base needs to be adjusted and a new lower maximum annual withdrawal amount calculated. Had the withdrawal for this example not been more than $5,500, the total withdrawal base would remain at $100,000 and the maximum annual withdrawal amount would be $5,500. However, because an excess withdrawal has been taken, the total withdrawal base is also reduced (this is the amount the 5.5% is based on).

New total withdrawal base:

Step One. The total withdrawal base is reduced only by the amount of the excess withdrawal or a pro rata amount, if greater.

Step Two. Calculate how much the total withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD / (AV - 5.5% withdrawal)) * TWB before any adjustments

2.	($1,500 / ($90,000 - $5,500)) * $100,000 = $1,775.15

Step Three. Which is larger, the actual $1,500 excess withdrawal or the $1,775.15 pro rata amount?

$1,775.15 pro rata amount.

Step Four. What is the new total withdrawal base upon which the maximum annual withdrawal amount is based?

$100,000 - $1,775.15 = $98,224.85

49

Result. The new total withdrawal base is $98,224.85

New maximum annual withdrawal amount:

Because the total withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new maximum annual withdrawal amount for the 5.5% guarantee that will be available starting on the next rider anniversary. This calculation assumes no more activity prior to the next rider anniversary.

Question: What is the new maximum annual withdrawal amount?

$98,224.85 (the adjusted total withdrawal base) * 5.5% = $5,402.37

Result. Going forward, the maximum you can take out from the designated investments in a year without causing an excess withdrawal and further reduction of the total withdrawal base is $5,402.37 (assuming there are no future automatic step-ups).

Example 3 (Required Minimum Distribution “RMD”):

•	TWB = $100,000

•	MAWA for rider year beginning July 1, 2011 = 5.5% withdrawal would be $5,500 (5.5% of the current $100,000 total withdrawal base).

•	RMD for 2011 = $6,000 (calculated as set forth in the rider)

•	RMD for 2012 = $6,500 (calculated as set forth in the rider)

•	GPWD on February 1, 2012 = $6,500

•	EWD = $500

Question: Is any portion of the withdrawal greater than the maximum annual withdrawal amount or the required minimum withdrawal calculated pursuant to the terms of the rider?

Yes. Because more than $6,000 (the greater of the MAWA ($5,500) or RMD for the tax year on that rider anniversary ($6,000) was withdrawn, there is an excess withdrawal of $500 (6,500 - 6,000 = 500). Please note, even though the withdrawal occurred in 2012, the RMD for 2012 does not become part of the MAWA calculation until July 1, 2012 (the rider anniversary during that tax year).

Result: Because there was an excess withdrawal amount, the total withdrawal base needs to be adjusted and a new lower maximum annual withdrawal amount calculated. See Example 2 (Excess Withdrawal) for an example of how the new total withdrawal base and new maximum annual withdrawal amount are calculated.

50

Appendix D

GLWB RIDER—BLENDED RIDER FEE

Assumptions:

•	Policy Issue Date = 12/15/2012

•	Initial Premium = $100,000

•	Initial Premium allocated to designated funds = Total Withdrawal Base (TWB) = $50,000

•	GLWB Rider Fee at issue = 0.95%

•	Rider Fee Change 5/1/2013 = 1.20%

•	Premium Addition allocated to designated funds 2/1/2014 = $9,951.27

Result: In this example, your blended rider fee on 2/1/2014 is .99%. The calculation is

[($50,000 x 0.95%) + ($9.951.27 x 1.20%)] divided by ($50,000 + $9,951.27).

Then, assume:

•	Fund transfer from a non-designated fund 8/1/2014 = $5,000

•	TWB before fund transfer = $59,951.27

Result. Your blended rider fee on 8/1/2014 is 1.01% based on this fund transfer. The calculation is [($59,951.27 x 0.99%) + ($5,000 x 1.20%)] divided by ($59,951.27 + $5,000).

Lastly, assume:

•	Rider Fee Change 5/1/2015 = 1.30%

•	Premium Addition allocated to designated funds 7/1/2015 = $5,000

•	TWB before Premium Addition = $64,951.27

Result. Your blended rider fee on 7/1/2015 is 1.03%. The calculation is [($64,951.27 x 1.01%) + ($5,000 x 1.30%)] divided by ($64,951.27+ $5,000).

51

SEPARATE ACCOUNT VA DD

STATEMENT OF ADDITIONAL INFORMATION

FOR THE

VANGUARD VARIABLE ANNUITY

OFFERED BY

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY

(AN IOWA STOCK COMPANY)

ADMINISTRATIVE OFFICES

4333 EDGEWOOD ROAD NE

CEDAR RAPIDS, IOWA 52499

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Vanguard Variable Annuity (the “Contract”) offered by Transamerica Premier Life Insurance Company (the “Company”). You may obtain a copy of the Prospectus dated May 1, 2020 by calling (800)522-5555, or writing to Vanguard Annuity and Insurance Services, P.O. Box 1105, Valley Forge, PA 19482-1105. Terms used in the current Prospectus for the Contract are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT.

May 1, 2020

THE CONTRACT

In order to supplement the description in the Prospectus, the following provides additional information about the Contract which may be of interest to Contract Owners.

Computation of Variable Annuity Income Payments

Variable Annuity Income Payments are computed as follows. First, the Accumulated Value (or the portion of the Accumulated Value used to provide variable payments) is applied under the Annuity Table contained in the Contract corresponding to the Annuity Option elected by the Contract Owner and based on an assumed interest rate of 4%. This will produce a dollar amount which is the first monthly payment.

The amount of each Annuity Payment after the first is determined by means of Annuity Units. The number of Annuity Units is determined by dividing the first Annuity Payment by the Annuity Unit value for the selected Subaccount on the date your Annuity Payment amount is calculated. The number of Annuity Units for the Subaccount then remains fixed, unless an exchange of Annuity Units (as set forth below) is made. After the first Annuity Payment, the dollar amount of each subsequent Annuity Payment is equal to the number of Annuity Units multiplied by the Annuity Unit value for the Subaccount on the date the Annuity Payment is calculated.

The Annuity Unit value for each Subaccount was initially established at $10.00 on the day money was first deposited in that Subaccount. The Annuity Unit value for any subsequent Business Day is equal to (a) times (b) times (c), where:

(a)	the Annuity Unit value for the immediately preceding Business Day;

(b)	the Net Investment Factor for the day;

(c)	the investment result adjustment factor (0.99989255 per day), which recognizes an assumed interest rate of 4% per year used in determining the Annuity Payment amounts.

The Net Investment Factor is a factor applied to a Subaccount that reflects daily changes in the value of the Subaccount due to:

(a)	any increase or decrease in the value of the Subaccount due to investment results;

(b)	a daily charge for the mortality and expense risks assumed by the Company corresponding to an annual rate of 0.20%;

(c)	a daily charge for the cost of administering the Contract corresponding to an annual charge of 0.10%; and

(d)	a charge of $25 for maintenance of Contracts valued at less than $25,000 at time of initial purchase and in each subsequent year if the Accumulated Value remains below $25,000.

The Annuity Tables contained in the NA100A Contract are based on the 1983 Table “A” Mortality Table projected for mortality improvement to the year 2000 using Projection Scale G and an interest rate of 4% a year; except that in Massachusetts and Montana, the Annuity Tables contained in the Contract are based on a 60% female/40% male blending of the above, for all annuitants of either gender.

The Annuity Tables contained in the VVAP U 1001 Contract are based on a 4% effective annual Assumed Investment Return and the “Annuity 2000” (male, female, and unisex if required by law) mortality table projected for improvement using projection scale G (50% of G for females, 100% of G for males) with an assumed commencement date of 2005. Age adjustments apply for annuitizations after 2010. Unisex factors assume a 70% female, 30% male mix.

Exchanges

After the Income Date, if a Variable Annuity Option has been chosen, the Contract Owner may, by making written request or by calling Vanguard Annuity and Insurance Services, exchange the current value of the existing Subaccount to Annuity Units of any other Subaccount then available. The request for the exchange must be received, however, at least 10 Business Days prior to the first payment date on which the exchange is to take effect. This exchange shall result in the same dollar amount of Annuity Payment on the date of exchange. Each Vanguard Variable Annuity portfolio (other than money market portfolios and short-term bond portfolios) generally prohibits an investor’s purchases or exchanges into a portfolio for 30 calendar days after the investor has redeemed or exchanged out of that portfolio.

Exchanges will be made using the Annuity Unit value for the Subaccounts on the date the request for exchange is received by the Company. On the exchange date, the Company will establish a value for the current Subaccount by multiplying the Annuity Unit value by the number of Annuity Units in the existing Subaccount, and compute the number of Annuity Units for the new Subaccount by dividing the Annuity Unit value of the new Subaccount into the value previously calculated for the existing Subaccount.

Joint Annuitant

The Contract Owner may, in the Application or by written request at least 30 days prior to the Income Date, name a Joint Annuitant. Such Joint Annuitant must be the Annuitant’s spouse and must not have attained age 91 (or younger if required by state law). An Annuitant or Joint Annuitant may not be replaced.

The Income Date shall be determined based on the date of birth of the Annuitant. If the Annuitant or Joint Annuitant dies prior to the Income Date, the survivor shall be the sole Annuitant. Another Joint Annuitant may not be designated. Payment to a Beneficiary shall not be made until the death of the surviving Annuitant.

GENERAL MATTERS

Non-Participating

The Contracts are non-participating. No dividends are payable and the Contracts will not share in the profits or surplus earnings of the Company.

Misstatement of Age or Sex

Depending on the state of issue of a Contract, the Company may require proof of age and/or sex before making Annuity Payments. If the Annuitant’s stated age, sex or both in the Contract are incorrect, the Company will change the Annuity Benefits payable to those which the Premium Payments would have purchased for the correct age and sex. In the case of correction of the stated age or sex after payments have commenced, the Company will: (1) in the case of underpayment, pay the full amount due with the next payment; or (2) in the case of overpayment, deduct the amount due from one or more future payments.

Assignment

Any Nonqualified Contract may be assigned by the Contract Owner prior to the Income Date and during the Annuitant’s lifetime. The Company is not responsible for the validity of any assignment. No assignment will be recognized until the Company receives written notice thereof. The interest of any Beneficiary which the assignor has the right to change shall be subordinate to the interest of an assignee. Any amount paid to the assignee shall be paid in one sum, notwithstanding any settlement agreement in effect at the time assignment was executed. The Company shall not be liable as to any payment or other settlement made by the Company before receipt of written notice.

Annuity Data

The Company will not be liable for obligations which depend on receiving information from a Payee until such information is received in a form satisfactory to the Company.

Annual Report

Once each Contract Year, the Company will send the Contract Owner an annual report of the current Accumulated Value allocated to each Subaccount; and any Premium Payments, charges, exchanges or withdrawals during the year. This report will also give the Contract Owner any other information required by law or regulation. The Contract Owner may ask for a report like this at any time.

Incontestability

This Contract is incontestable from the Contract Date, subject to the “Misstatement of Age or Sex” or “Misstatement of Age” provision.

Ownership

The Owner of the Contract on the Contract Date is the Annuitant, unless otherwise specified in the Application. The Owner may specify a new Owner by written notice at any time thereafter. The term Owner also includes any person named as a Joint Owner. A Joint Owner shares ownership in all respects with the Owner. During the Annuitant’s lifetime all rights and privileges under this Contract may be exercised solely by the Owner. Upon the death of the Owner(s), Ownership is retained by the surviving Joint Owner or passes to the Owner’s Designated Beneficiary, if one has been designated by the Owner. If no Owner’s Designated Beneficiary is designated or if no Owner’s Designated Beneficiary is living, the Owner’s Designated Beneficiary is the Owner’s estate. From time to time the Company may require proof that the Owner is still living.

DISTRIBUTION OF THE CONTRACT

We have entered into a distribution arrangement with Vanguard, through its wholly owned subsidiary, Vanguard Marketing Corporation, which is the principal distributor of the Contract. In addition we and/or our affiliates paid Vanguard approximately $803,615 in 2019 to assist with marketing expenses.

A complete description of the services provided by Vanguard Marketing Corporation is found in the “Management of the Fund” section in the fund’s Statement of Additional Information. The principal business address for Vanguard is 455 Devon Park Drive, Wayne, PA 19087-1815.

PERFORMANCE INFORMATION

Performance information for the Subaccounts, including the yield and effective yield of the Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts, may appear in reports or promotional literature to current or prospective Contract Owners.

Subaccount Inception Dates

Where applicable, the following Subaccount inception dates are used in the calculation of performance figures:

April 29, 1991 for the Equity Index Subaccount and the Total Bond Market Index Subaccount; May 2, 1991 for the Money Market Subaccount; May 23, 1991 for the Balanced Subaccount; June 7, 1993 for the Equity Income Subaccount and the Growth Subaccount; June 3, 1994 for the International Subaccount; June 3, 1996 for the High Yield Bond Subaccount and the Small Company Growth Subaccount; February 8, 1999 for the Diversified Value Subaccount and the Short-Term Investment-Grade Subaccount; February 9, 1999 for the Mid-Cap Index Subaccount and the REIT Index Subaccount; May 1, 2003 for the Total Stock Market Index Subaccount and the Capital Growth Subaccount; October 19, 2011 for the Conservative Allocation Subaccount and the Moderate Allocation Subaccount, and September 7, 2017 for the Global Bond Index Subaccount and Total International Stock Market Index Subaccount..

The underlying series of Vanguard Variable Insurance Fund in which the Mid-Cap Index Subaccount and the Real Estate Index Subaccount commenced investment operations on February 8, 1999 (and sold shares to these subaccounts on that day), but they held all of their assets in money market instruments until February 9, 1999, when performance measurement begins.

Money Market Subaccount Yields

Current yield for the Money Market Subaccount will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a pro-rata share of Subaccount expenses accrued over that period (the “base-period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent.

Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return +1)365/7] -1

The yield of the Money Market Subaccount for the 7-day period ended December 31, 2019 was 1.47%.

30-Day Yield for Non-Money Market Subaccounts

Quotations of yield for the remaining Subaccounts will be based on all investment income per Unit earned during a particular 30-day period, less expenses accrued during the period (“net investment income”), and will be computed by dividing net investment income by the value of a Unit on the last day of the period, according to the following formula:

YIELD = 2[(a - b + 1)[6] -1]
c x d

Where:

[a]	equals the net investment income earned during the period by the Series attributable to shares owned by a Subaccount

[b]	equals the expenses accrued for the period (net of reimbursements)

[c]	equals the average daily number of Units outstanding during the period

[d]	equals the maximum offering price per Accumulation Unit on the last day of the period

Yield on the Subaccount is earned from the increase in net asset value of shares of the Series in which the Subaccount invests and from dividends declared and paid by the Series, which are automatically reinvested in shares of the Series.

The yield of each Subaccount for the 30-day period ended December 31, 2019, is set forth below. Yields are calculated daily for each Subaccount. Premiums and discounts on asset-backed securities are not amortized.

Money Market Subaccount	1.47%
Short-Term Investment-Grade Subaccount	1.94%
Total Bond Market Index Subaccount	1.90%
Global Bond Index Subaccount	1.82%
High Yield Bond Subaccount	3.83%
Conservative Allocation Subaccount	1.85%
Moderate Allocation Subaccount	1.87%
Balanced Subaccount	2.11%
Equity Income Subaccount	2.41%
Diversified Value Subaccount	1.58%
Total Stock Market Index Subaccount	1.43%
Equity Index Subaccount	1.49%
Mid-Cap Index Subaccount	1.16%
Growth Subaccount	0.05%
Capital Growth Subaccount	0.97%
Small Company Growth Subaccount	0.23%
International Subaccount	0.0%
Total International Stock Market Index Subaccount	0.0%
Real Estate Index Subaccount	0.0%*

*	This dividend yield includes some payments that represent a return of capital by underlying REITs. The amount of the return of capital is determined by each REIT only after its fiscal year-end.

Standardized Average Annual Total Return

When advertising performance of the Subaccounts, the Company will show the “Standardized Average Annual Total Return,” calculated as prescribed by the rules of the SEC, for each Subaccount. The Standardized Average Annual Total Return is the effective annual compounded rate of return that would have produced the cash redemption value over the stated period had the performance remained constant throughout. The calculation assumes a single $1,000 payment made at the beginning of the period and full redemption at the end of the period. It reflects the deduction of all applicable sales loads or sales charges, the Annual Contract Maintenance Fee and all other Portfolio, Separate Account and Contract level charges except Premium Taxes, if any. In calculating performance information, the Annual Contract Maintenance Fee is reflected as a percentage equal to the total amount of fees collected during a year divided by the total average net assets of the Portfolios during the same year. The fee is assumed to remain the same in each year of the applicable period. The fee is prorated to reflect only the remaining portion of the calendar year of purchase. Thereafter, the fee is deducted annually.

Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, three, five and 10 years (or, if less, up to the life of the Subaccount) and year-to-date, six months to date, month-to-date, and quarter-to-date, calculated pursuant to the formula:

P(1 + T)n = ERV

Where:

(1)	[P] equals a hypothetical Initial Premium Payment of $1,000

(2)	[T] equals an average annual total return

(3)	[n] equals the number of years

(4)	[ERV] equals the ending redeemable value of a hypothetical $1,000 Premium Payment made at the beginning of the period (or fractional portion thereof)

ADDITIONAL PERFORMANCE MEASURES

Non-Standardized Cumulative Total Return and Non-Standardized Average Annual Total Return

The Company may show a Non-Standardized Cumulative Total Return (i.e., the percentage change in the value of an Accumulation Unit) for one or more Subaccounts with respect to one or more periods. The Company may also show Non-Standardized Average Annual Total Return (i.e., the average annual change in Accumulation Unit Value) with respect to one or more periods. For one year and periods less than one year, the Non- Standardized Cumulative Total Return and the Non-Standardized Average Annual Total Return are effective annual rates of return and are equal. For periods greater than one year, the Non-Standardized Average Annual Total Return is the effective annual compounded rate of return for the periods stated. Because the value of an Accumulation Unit reflects the Separate Account and Portfolio expenses (see Fee Table in the Prospectus), the Non-Standardized Cumulative Total Return and Non-Standardized Average Annual Total Return also reflect these expenses. However, these percentages do not reflect the Annual Contract Maintenance Fee or Premium Taxes (if any), which, if included, would reduce the percentages reported by the Company.

SAFEKEEPING OF ACCOUNT ASSETS

Title to assets of the Separate Account is held by the Company. The assets are kept physically segregated and held separate and apart from the Company’s general account assets. Records are maintained of all purchases and redemptions of eligible Portfolio shares held by each of the Subaccounts.

CONFLICTS OF INTEREST WITH OTHER SEPARATE ACCOUNTS

The Portfolios may be made available to registered separate accounts offering variable annuity and variable life products of the Company or other insurance companies. Although the Company believes it is unlikely, a material conflict could arise between the interests of the Separate Account and one or more of the other participating separate accounts. In the event a material conflict does exist, the affected insurance companies agree to take any necessary steps, including removing their separate accounts from the Fund if required by law, to resolve the matter.

STATE REGULATION OF THE COMPANY

The Company is a stock life insurance company organized under the laws of Iowa, and is subject to regulation by the Iowa Insurance Division. An annual statement in a prescribed form is filed with Iowa Insurance Division on or before March 1 of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding calendar year. Periodically, the Iowa Insurance Division examines the financial condition of the Company, including the liabilities and reserves of the Separate Account.

RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by the Company or by its administrator, The Vanguard Group, Inc. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to all Contract Owners at their last known address of record, at least semiannually, reports containing such information as may be required under that Act or by any other applicable law or regulation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Separate Account VA DD as of December 31, 2019 and for the years ended December 31, 2019 and 2018, and the statutory-basis financial statements and schedules of Transamerica Premier Life Insurance Company as of December 31, 2019 and 2018 and for each of the three years in the period ended December 31, 2019 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

OTHER INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

The audited financial statements of the subaccounts of the Separate Account which are available for investment by Vanguard Variable Annuity Contract Owners as of December 31, 2019, including the Report of Independent Registered Public Accounting Firm thereon, are included in this Statement of Additional Information.

The audited statutory-basis financial statements of Transamerica Premier Life Insurance Company as of December 31, 2018 and 2019 and for each of the three years in the period ended December 31, 2019, including the Report of Independent Registered Public Accounting Firm thereon, which are also included in this Statement of Additional Information, should be distinguished from the financial statements of subaccounts of the Separate Account which are available for investment by Vanguard Variable Annuity Contract Owners and should be considered only as bearing on the ability of the Transamerica Premier Life Insurance Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

F I N A N C I A L S T A T E M E N T S – S T A T U T O R Y B A S I S A N D S U P P L E M E N T A R Y I N F O R M A T I O N

Transamerica Premier Life Insurance Company

Years Ended December 31, 2019, 2018 and 2017

Transamerica Premier Life Insurance Company

Financial Statements – Statutory Basis

and Supplementary Information

Years Ended December 31, 2019, 2018 and 2017

	Contents
Report of Independent Auditors ........................................................................................................		1
Audited Financial Statements
Balance Sheets – Statutory Basis ......................................................................................................		3
Statements of Operations – Statutory Basis ......................................................................................		4
Statements of Changes in Capital and Surplus – Statutory Basis.....................................................		5
Statements of Cash Flow – Statutory Basis......................................................................................		7
Notes to Financial Statements – Statutory Basis
1.	Organization and Nature of Business .........................................................................................	9
2.	Basis of Presentation and Summary of Significant Accounting Policies ..................................	9
3.	Accounting Changes .................................................................................................................	22
4.	Fair Values of Financial Instruments ........................................................................................	22
5.	Investments ...............................................................................................................................	31
6.	Premium and Annuity Considerations Deferred and Uncollected...........................................	49
7.	Policy and Contract Attributes.................................................................................................	50
8.	Reinsurance..............................................................................................................................	63
9.	Income Taxes...........................................................................................................................	66
10.	Capital and Surplus................................................................................................................	73
11.	Securities Lending ..................................................................................................................	75
12.	Retirement and Compensation Plans ......................................................................................	76
13.	Related Party Transactions .....................................................................................................	77
14.	Managing General Agents ......................................................................................................	84
15.	Commitments and Contingencies ...........................................................................................	84
16.	Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities........	88
17.	Reconciliation to Statutory Statement ....................................................................................	89
18.	Subsequent Events ..................................................................................................................	89
Appendix A –Listing of Affiliated Companies ...............................................................................		91
Statutory-Basis Financial Statement Schedules
Summary of Investments – Other Than Investments in Related Parties .........................................		95
Supplementary Insurance Information ............................................................................................		96
Reinsurance .....................................................................................................................................		97

2

Report of Independent Auditors

To the Board of Directors of

Transamerica Premier Life Insurance Company

We have audited the accompanying statutory-basis financial statements of Transamerica Premier Life Insurance Company (the "Company"), which comprise the balance sheets – statutory basis as of December 31, 2019 and 2018, and the related statements of operations – statutory basis, of changes in capital and surplus – statutory basis, and of cash flow – statutory basis for each of the three years in the period ended December 31, 2019, including the related notes and schedules of supplementary insurance information and reinsurance as of December 31, 2019, 2018 and for each of the three years in the period ended December 31, 2019 and summary of investments - other than investments in related parties as of December 31, 2019 listed in the accompanying index (collectively referred to as the "financial statements").

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

PricewaterhouseCoopers LLP, One North Wacker

Chicago, IL 60606 T: (312) 298 2000, F: (312) 298 2001 www.pwc.com

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Iowa Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2019 and 2018 or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2019.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2019 and 2018 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019, in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division described in Note 2.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 20, 2020

PricewaterhouseCoopers LLP, One North Wacker

Chicago, IL 60606 T: (312) 298 2000, F: (312) 298 2001 www.pwc.com

Transamerica Premier Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Thousands)

	December 31
	2019	2018
Admitted assets
Cash, cash equivalents and short-term investments	$728,220	$902,074
Bonds	17,877,965	16,814,750
Preferred stocks	4,955	9,958
Common stocks	158,426	150,617
Mortgage loans on real estate	2,737,109	2,436,202
Real estate	187,639	217,646
Policy loans	962,408	936,884
Securities lending reinvested collateral assets	757,186	575,155
Derivatives	25,531	34,933
Other invested assets	1,039,664	808,423
Total cash and invested assets	24,479,103	22,886,642
Accrued investment income	226,564	219,256
Premiums deferred and uncollected	151,139	176,727
Funds held by reinsurer	524,067	453,319
Net deferred income tax asset	231,249	238,949
Other assets	396,237	365,474
Separate account assets	26,508,334	23,296,139
Total admitted assets	$52,516,693	$47,636,506
Liabilities and capital and surplus
	$17,894,601
Aggregate reserves for policies and contracts		$16,965,724
Policy and contract claim reserves	463,716	434,245
Liability for deposit-type contracts	356,309	584,693
Other policyholders' funds	9,790	11,304
Transfers from separate accounts due or accrued	(26,478)	(41,964)
Funds held under reinsurance treaties	641,858	689,145
Asset valuation reserve	384,650	317,840
Interest maintenance reserve	1,039,810	1,110,342
Derivatives	81,072	61,290
Payable for collateral under securitites loaned
and other transactions	959,484	695,892
Borrowed money	1,434,416	1,290,299
Other liabilities	468,195	256,398
Separate account liabilities	26,508,334	23,296,139
Total liabilities	50,215,757	45,671,347
Capital and surplus	10,137	10,137
Common stock
Preferred stock	-	-
Treasury stock	-	-
Surplus notes	60,000	160,000
Paid-in surplus	1,057,861	1,057,857
Special surplus funds	1,334	-
Unassigned surplus	1,171,604	737,165
Total capital and surplus	2,300,936	1,965,159
Total liabilities and capital and surplus	$52,516,693	$47,636,506

See accompanying notes.

Transamerica Premier Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2019	2018	2017
Revenues
Premiums and annuity considerations	$3,347,881	$3,550,022	$2,296,304
Net investment income	1,094,859	1,050,408	879,492
Commissions, expense allowances, and reserve adjustments
on reinsurance ceded	(170,748)	(144,423)	239,322
Fee revenue and other income	362,101	417,003	335,473
Total revenue	4,634,093	4,873,010	3,750,591
Benefits and expenses
Death benefits	384,956	376,460	339,863
Accident and health benefits	831,058	828,511	1,049,960
Annuity benefits	318,391	258,654	289,541
Surrender benefits	1,939,577	1,176,594	1,071,731
Other benefits	60,302	67,143	68,312
Net increase (decrease) in reserves	961,715	790,001	3,400,067
Commissions	512,527	628,139	1,210,260
Net transfers to (from) separate accounts	(1,261,078)	(332,080)	(161,346)
Modified coinsurance reserve adjustment assumed	(7,160)	(13,365)	(4,855,921)
IMR adjustment due to reinsurance	–	–	714,351
General insurance expenses and other	510,442	453,327	453,186
Total benefits and expenses	4,250,730	4,233,384	3,580,004
Gain (loss) from operations before dividends
and federal income taxes	383,363	639,626	170,587
Dividends to policyholders	1,030	1,025	1,081
Gain (loss) from operations before federal income taxes	382,333	638,601	169,506
Federal income tax (benefit) expense	39,259	30,372	903,151
Net gain (loss) from operations	343,074	608,229	(733,645)
Net realized capital gains (losses), after tax and amounts
transferred to interest maintenance reserve	229,130	(71,838)	411,452
Net income (loss)	$572,204	$536,391	$(322,193)

See accompanying notes.

Transamerica Premier Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Thousands)

	Class A	Class B			Special
	Common	Common	Surplus	Paid-in	Surplus	Unassigned	Total Capital
	Stock	Stock	Notes	Surplus	Funds	Surplus	and Surplus
Balance at January 1, 2017	$7,364	$2,773	$160,000	$710,131	$2,105	$795,304	$1,677,677
Net income (loss)	–	–	–	–	–	(322,193)	(322,193)
Change in net unrealized capital gains/losses,
net of taxes	–	–	–	–	–	(23,101)	(23,101)
Change in net deferred income tax asset	–	–	–	–	–	(39,231)	(39,231)
Change in nonadmitted assets	–	–	–	–	–	(16,230)	(16,230)
Change in reserve on account of change in
valuation basis	–	–	–	–	–	42,157	42,157
Change in asset valuation reserve	–	–	–	–	–	(64,645)	(64,645)
Change in surplus as a result of reinsurance	–	–	–	–	–	322,858	322,858
Dividends to stockholders	–	–	–	–	–	(350,000)	(350,000)
Capital Contribution	–	–	–	350,000	–	–	350,000
Other changes - net	–		–	(2,221)	1,580	2,416	1,775
Balance at December 31, 2017	7,364	2,773	160,000	1,057,910	3,685	347,335	1,579,067
Net income (loss)	–	–	–	–	–	536,391	536,391
Change in net unrealized capital gains/losses,
net of taxes	–	–	–	–	–	36,958	36,958
Change in net deferred income tax asset	–	–	–	–	–	7,833	7,833
Change in nonadmitted assets	–	–	–	–	–	20,283	20,283
Change in reserve on account of change in
valuation basis	–	–	–	–	–	(7,030)	(7,030)
Change in asset valuation reserve	–	–	–	–	–	(27,727)	(27,727)
Change in surplus as a result of reinsurance	–	–	–	–	–	(179,574)	(179,574)
Other changes - net	–	–	–	(53)	(3,685)	2,696	(1,042)
Balance at December 31, 2018	$7,364	$2,773	$160,000	$1,057,857	$-	$737,165	$1,965,159

Transamerica Premier Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis (continued)

(Dollars in Thousands)

	Class A	Class B			Special
	Common	Common	Surplus	Paid-in	Surplus	Unassigned	Total Capital
	Stock	Stock	Notes	Surplus	Funds	Surplus	and Surplus
Balance at December 31, 2018
	$7,364	$2,773	$160,000	$1,057,857	$–	$737,165	$1,965,159
Net income (loss)	–	–	–	–	–	572,204	572,204
Change in net unrealized capital gains/losses,
net of tax	–	–	–	–	–	51,698	51,698
Change in net deferred income tax asset	–	–	–	–	–	10,084	10,084
Change in nonadmitted assets	–	–	–	–	–	14,015	14,015
Change in reserve on account of change in
valuation basis	–	–	–	–	–	30,452	30,452
Change in asset valuation reserve	–	–	–	–	–	(66,810)	(66,810)
Change in surplus as a result of reinsurance	–	–	–	–	–	(181,854)	(181,854)
Change in surplus notes	–		(100,000)	–			(100,000)
Dividends to stockholders	–		–	–	–	(8,444)	(8,444)
Other changes - net	–	–	–	4	1,334	13,094	14,432
Balance at December 31, 2019	$7,364	$2,773	$60,000	$1,057,861	$1,334	$1,171,604	$2,300,936

See accompanying notes.

Transamerica Premier Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2019	2018	2017
Operating activities
Premiums and annuity considerations	$3,374,817	$3,573,062	$3,605,127
Net investment income	1,049,463	988,075	719,246
Other income	119,112	184,835	208,482
Benefit and loss related payments	(3,470,951)	(2,617,277)	(2,662,734)
Net transfers from separate accounts	1,276,609	344,666	180,649
Commissions and operating expenses	(1,151,522)	(1,242,500)	(1,119,469)
Dividends paid to policyholders	(1,091)	-	-
Federal income taxes (paid) received	(25,440)	(1,009,824)	(14,189)
Net cash provided by operating activities	1,170,997	221,037	917,112
Investing activities
Proceeds from investments sold, matured
or repaid	3,850,764	4,220,254	3,939,238
Costs of investments acquired	(5,233,742)	(4,906,476)	(4,461,555)
Net increase (decrease) in policy loans	(25,524)	(11,481)	997
Net cost of investments acquired	(5,259,266)	(9,346,512)	(4,460,558)
Net cash provided by (used in) investing activities	(1,408,502)	(697,703)	(521,320)
Financing and miscellaneous activities
Capital and paid in surplus, less treasury stock	$(100,000)	$-	$-
Capital contribution received (returned)	4	149,947	200,000
Dividends to stockholders	-	-	(350,000)
Net deposits (withdrawals) on deposit-type contracts	(237,635)	(155,020)	(138,376)
Net change in borrowed money	144,774	(188,058)	127,948
Net change in payable for collateral under securities
lending and other transactions	182,031	146,987	(130,411)
Other cash (applied) provided	74,478	(56,482)	168,040
Net cash provided by (used in) financing and
miscellaneous activities	63,651	(102,626)	(122,799)
Net increase (decrease) in cash, cash
equivalents and short-term investments	(173,854)	(579,292)	272,993
Cash, cash equivalents and short-term
investments:
Beginning of year	902,074	1,481,366	1,208,373
End of year	$728,220	$902,074	$1,481,366

See accompanying notes.

Transamerica Premier Life Insurance Company

Statements of Cash Flow (supplemental) – Statutory Basis

(Dollars in Thousands)

		Year Ended December 31
		2019	2018	2017
Supplemental disclosures of cash flow information
Significant non-cash activities during the year not included in the Statutory Statements of Cash Flow
Transfer of bonds and mortgage loans related to reinsurance agreement
with third party	$	- $	- $	2,593,112
Receipt of bonds, mortgage loans, and derivatives related to
affiliated reinsurance amendment		-	-	5,650,741
Tranfer of bonds to settle reinsurance obligations		-	-	22,479
Dividend received from subsidiary		11,270	30,000	100,000
Contribution receivable from parent		-	-	150,000
Asset transfer of ownership between hedge funds		-	-	88,481
Release of funds withheld related to affiliated reinsurance recapture		-	-	-
Investments received for insured securities losses		-	30,032	-
Noncash contribution (distribution) to affiliate		(8,444)	1,360	-
Noncash return of capital from affiliate		-	5,912	-
Noncash transaction on sale of real estate		(540)	-	-

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (Dollars in Thousands, Except per Share amounts)

December 31, 2019

1. Organization and Nature of Business

Transamerica Premier Life Insurance Company (the Company, formerly known as Monumental Life Insurance Company) is a stock life insurance company owned by Commonwealth General Corporation (CGC). CGC is an indirect, wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Company sells a full line of insurance products, including individual, credit, group, indexed universal life, variable universal life and variable annuities, annuity, long term care insurance, and accident and health policies as well as investment products, including guaranteed investment contracts. The Company is licensed in 49 states, the District of Columbia, Guam, and Puerto Rico. Sales of the Company's products are through agents, brokers, financial planners, independent representatives, financial institutions, stockbrokers and direct response methods. The majority of the Company's new life insurance, and a portion of new annuities, are written through an affiliated marketing organization.

2. Basis of Presentation and Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Insurance Division (IID), which practices differ from accounting principles generally accepted in the United States of America (GAAP).

Use of Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The effects of the following variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material. Significant accounting policies and variances from GAAP are as follows:

Investments

Investments in bonds, except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a NAIC designation of 6, are reported at amortized cost using the interest method. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value, often referred to as yield-to-worst method. Bonds ascribed a NAIC designation of 6 are reported at the lower of amortized cost or fair value with unrealized gains and losses reported in changes in capital and surplus. Prepayment penalty or acceleration fees received in the event a bond is liquidated prior to its scheduled termination date are reported as investment income.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer's senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26R, Bonds, and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

For GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. These securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium using either the retrospective or prospective methods. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. For statutory reporting, the retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

For GAAP, all securities purchased or retained that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used.

The Company closely monitors below investment grade holdings and investment grade issuers where the Company has concerns to determine if an other-than-temporary impairment (OTTI) has occurred. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company's decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company's ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. The Company will record a charge to the statements of operations for the amount of the impairment.

For structured securities, cash flow trends and underlying levels of collateral are monitored. An OTTI is considered to have occurred if the fair value of the structured security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security and the security is in an unrealized loss position. Structured securities considered other-than-

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company will record a charge to the statements of operations for the amount of the impairments.

For GAAP, if it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI is recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security or the entity will likely not be required to sell the security before recovery, the OTTI should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Investments in both affiliated and unaffiliated preferred stocks in good standing (those with NAIC designations RP1 to RP3 and P1 to P3), are reported at cost or amortized cost, depending on the characteristics of the securities. Investments in preferred stocks not in good standing (those with NAIC designations RP4 to RP6 and P4 to P6), are reported at the lower of cost, amortized cost, or fair value, depending on the characteristics of the securities. The related net unrealized capital gains and losses for all NAIC designations are reported in changes in capital and surplus.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries' equity is included in net unrealized capital gains or losses and are reported in changes in capital and surplus.

Common stocks of unaffiliated companies, which include shares of mutual funds, are reported at fair value and the related net unrealized capital gains or losses are reported in changes in capital and surplus.

The Company owns stock issued by the Federal Home Loan Bank (FHLB), which is only redeemable at par, and its fair value is presumed to be par, unless other-than-temporarily impaired.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other- than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statements of operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized. Prepayment penalty or acceleration fees received in the event a loan is liquidated prior to its scheduled termination date are reported as investment income.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate the Company classifies as held for sale is measured at lower of carrying amount or fair value less cost to sell. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. The Company recognizes an impairment loss if the Company determines that the carrying amount of the real estate is not recoverable and exceeds its fair value. The Company deems that the carrying amount of the asset is not recoverable if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the use and disposition. The impairment loss is measured as the amount by which the asset's carrying value exceeds its fair value.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company's occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

The Company has interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee.

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statements of operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

The Company's investment in reverse mortgages is recorded net of an appropriate actuarial reserve. The actuarial reserve is calculated using the projected cash flows from the reverse mortgage product. Assumptions used in the actuarial model include an estimate of current home values, projected cash flows from the realization of the appreciated value of the property from its eventual sale (subject to certain limitations in the contract), mortality and termination rates based on group annuity mortality tables adjusted for the Company's experience and a constant interest rate environment.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less (principally stated at amortized cost) or money market mutual funds which are reported at fair value.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. Due and accrued amounts determined to be uncollectible are written off through the statements of operations.

Valuation Reserve

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals into net investment income over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statements of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

In 2019, the NAIC revised the AVR Factors (basic contribution, reserve objective and maximum reserve) to be consistent with the Risk Based Capital (RBC) after-tax factors, which were amended in 2018 as a result of federal tax reform. The AVR factor changes are effective for year-end 2019. As of December 31, 2019, the factor changes decreased Capital and Surplus by $54,607. The changes were recorded to the Change in Asset Valuation Reserve line of the Statements of Changes in Capital and Surplus.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Derivative Instruments

Overview: The Company may use various derivative instruments (swaps and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions, or net investment in a foreign operation), (B) replication, (C) income generation, or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86 - Derivatives.

(A)Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability (amortized cost or fair value). Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains or losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

(B)Derivative instruments are also used in replication (synthetic asset) transactions. A replication transaction is a derivative transaction entered into conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. In these transactions, the derivative is accounted for in a manner consistent with the cash instrument and replicated asset. For GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

(C)Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value).

(D)Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges; consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet their obligations given

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

their high credit rating of 'BBB' or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company's behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Instruments:

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Interest rate basis swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the underlying liability to mitigate the basis risk of assets and liabilities resetting on different indices. These interest rate swaps generally provide for the exchange of the difference between a floating rate on one index to a floating rate of another index, based upon an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged at each due date. Swaps meeting hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities; therefore, converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract, and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Total return swaps are used in the asset/liability management process to mitigate the market risk on minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard & Poor's (S&P) or other global market financial index) and floating leg (tied to the London Interbank Offered Rate (LIBOR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Variance swaps are used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap, and a single receipt or payment occurs at the maturity or termination of the contract. Variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Futures contracts are used to hedge the liability risk when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset or a sovereign debt. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss.

Securities Lending Assets and Liabilities

The Company loans securities to third parties under agent-managed securities lending programs accounted for as secured borrowings. Cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Non-cash collateral received which may not be sold or repledged is not recorded on the Company's balance sheet. Under GAAP, the reinvested collateral is included within invested assets (i.e. it is not one- line reported).

Repurchase Agreements

For dollar repurchase agreements accounted for as secured borrowings, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. The securities transferred are not removed from the balance sheet, and the cash received as collateral is invested as needed or used for general corporate purposes of the Company. A liability is established to record the obligation to return the cash collateral and included in Borrowed Money on the Balance Sheets.

Other Assets and Other Liabilities

Other assets consist primarily of general insurance accounts receivable, reinsurance receivable, and company owned life insurance. Other "admitted assets" are valued principally at cost, as required or permitted by Iowa Insurance Laws.

Other liabilities consist primarily of amounts withheld by the Company, payables for securities, and reinsurance payable.

Separate Accounts

The majority of the separate accounts held by the Company, primarily for individual policyholders, do not have minimum guarantees and the investment risks associated with the fair value changes are borne by the policyholder. Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheet. The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments. All variable account contracts are subject to discretionary withdrawal by the policyholder at the fair value of the underlying assets less the current surrender charge. Separate account contract holders have no claim against the assets of the general account.

Some of the Company's separate accounts provide policyholders with a guaranteed return. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

guaranteed for the product, the policyholder proceeds will be remitted by the general account. These separate accounts are included in the general account due to the nature of the guaranteed return.

Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are calculated by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law. For direct business issued after October 1964, the Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the month of death. For policies assumed during 1992 from former affiliates, Monumental General Insurance Company and Monumental Life Insurance Group, Inc., and for all business from company mergers occurring in 1998, the Company waives deduction of deferred fractional premium upon death of the insured and returns any portion of the final premium paid beyond the month of death. For fixed premium life insurance business resulting from company mergers occurring in 2004 and 2007, the Company waives deduction of deferred fractional premiums upon death of the insured and refunds portions of premiums unearned after the date of death. Where appropriate, the Company holds a non-deduction and/or refund reserve. The reserve for these benefits is computed using aggregate methods. The reserves are equal to the greater of the cash surrender value and the legally computed reserve.

In accordance with SSAP No. 51R, Life Contracts, and No. 54R, Individual and Group Accident and Health Contracts, the Company reports the amount of insurance, if any, for which the gross premiums are less than the net premiums according to the valuation standards and any related premium deficiency reserve established. Anticipated investment income is included as a factor in the health contract premium deficiency calculation.

For GAAP, policy reserves are calculated based on estimated expected experience or actual account balances.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include guaranteed investment contracts (GICs), funding agreements, supplemental contracts and certain annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums, benefits or changes in reserves in the statements of operations. Interest on these policies is reflected in other benefits.

Premiums and Annuity Considerations

Revenues for life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Reinsurance

Reinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the assets and liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Deferred Income Taxes

The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes. Unlike GAAP, SSAP 101 does not consider state income taxes in the measurement of deferred taxes. SSAP 101 also requires additional testing to measure gross deferred tax assets. The additional testing limits gross deferred tax asset admission to 1) the amount of federal income taxes paid in prior years recoverable through hypothetical loss carrybacks of existing temporary differences expected to reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of remaining gross deferred tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period's adjusted statutory capital and surplus, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities after considering character (i.e. ordinary versus capital) and reversal patterns. The Company's reported deferred tax asset or liability is the sum of gross deferred tax assets admitted through this three part test plus the sum of all deferred tax liabilities.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred. For traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, acquisition costs are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Value of Business Acquired

Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents that excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract changes, premiums, mortality and morbidity, separate account performance, surrenders, operation

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC Accounting Practices and Procedures Manual (NAIC SAP).

Goodwill

Goodwill is measured as the difference between the cost of acquiring the entity and the reporting entity's share of the book value of the acquired entity. Goodwill is admitted subject to an aggregate limitation of ten percent of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill. Excess goodwill is nonadmitted. Goodwill is amortized over ten years. Under GAAP, goodwill is measured as the excess of the consideration transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date as compared to the fair values of the identifiable net assets acquired. Goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

Subsidiaries and Affiliated Companies

Investments in subsidiaries, controlled and affiliated companies (SCA) are stated in accordance with the Purposes and Procedures Manual of the NAIC SVO, as well as SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities.

The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP. Dividends or distributions received from an investee are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to an investee. Changes in investments in SCA's are recorded as a change to the carrying value of the investment with a corresponding amount recorded directly to unrealized gain/loss (capital and surplus).

Surplus Notes

Surplus notes are reported as surplus rather than as liabilities as would be required under GAAP.

Nonadmitted Assets

Certain assets designated as "nonadmitted", primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that they are not impaired.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less and money market mutual funds. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

3. Accounting Changes

The Company's policy is to disclose as recent accounting pronouncements the adopted accounting guidance with a current year effective date that has been classified by the NAIC as a substantive change, as well as items classified as nonsubstantive changes that have had a material impact on the financial position or results of operations of the Company.

Recent Accounting Pronouncements

Effective January 1, 2019, the NAIC adopted revisions to SSAP No. 30, Unaffiliated Common Stock, which updated the definition of common stock to include SEC registered closed-end funds and unit investment trusts. The adoption of this guidance did not impact the financial position or results of operations of the Company.

Change in Valuation Basis

As of December 31, 2019, the Company has received IID approval on an approach for adoption of the NAIC 2020 Valuation Manual section 21 (VM-21) and related Risk Based Capital C3P2 changes documented in the VM-21 2020 NAIC Valuation Manual: Requirements for Principle-Based Reserves for Variable Annuities. The Company has elected to early adopt the VM-21 requirements for variable annuities effective December 31, 2019. The approved transition approach did not result in an adjustment to the Company's historical statutory reporting or existing balances at the time of transition. The Company reported the decrease to the VM-21 reserve of $30,452. As of the date of transition, the Company is fully compliant with the provisions of VM-21.

Reclassifications

Certain amounts in prior year financial statement balances and footnote disclosures have been reclassified to conform to the current year presentation.

4. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company's valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair value hierarchy

The Company's financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset's or a liability's classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 - Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 - Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)Quoted prices for similar assets or liabilities in active markets

b)Quoted prices for identical or similar assets or liabilities in non-active markets

c)Inputs other than quoted market prices that are observable

d)Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company's own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value). Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third-party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Real Estate: Real estate held for sale is typically valued utilizing independent external appraisers in conjunction with reviews by qualified internal appraisers. Valuations are primarily based on active market prices, adjusted for any difference in the nature, location or condition of the specific property. If such information is not available, other valuation methods are applied, considering the value that the property's net earning power will support, the value indicated by recent sales of comparable properties and the current cost of reproducing or replacing the property.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds were determined primarily by using indices, third-party pricing services and internal models.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Derivative Financial Instruments: The fair value of futures and forwards are based upon the latest quoted market price and spot rates at the balance sheet date. The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the balance sheet date. The estimated fair values of swaps, including equity, interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair values of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The book value of policy loans is considered to approximate the fair value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash, Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third- party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company's liabilities under investment contracts, which include deferred annuities, GICs and funding agreements, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying balance sheets approximate their fair values. These are included in the Investment Contract Liabilities.

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

Fair values for the Company's insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company's financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2019 and 2018, respectively:

			December 31, 2019
							Not Practicable
	Aggregate Fair					Net Asset Value	(Carrying
	Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	(NAV)	Value)
Admitted assets

Cash equivalents and short-term investments,
other than affiliates	$631,215	$631,185	$441,346	$189,869	$–	$–	$–
Short-term notes receivable from affiliates	102,900	102,900	–	102,900	–	–	–
Bonds	19,995,877	17,877,965	2,000,037	17,791,417	204,423	–	–
Preferred stocks, other than affiliates	4,361	4,955	–	2,089	2,272	–	–
Common stocks, other than affiliates	59,057	59,057	1,872	–	57,185	–	–
Mortgage loans on real estate	2,876,259	2,737,109	–	–	2,876,259	–	–
Other invested assets	190,192	172,968	–	189,214	978	–	–
Derivative assets:
Interest rate swaps	11,171	8,635	–	11,171	–	–	–
Currency swaps	13,458	4,365	–	13,458	–	–	–
Credit default swaps	19,459	10,576	–	19,459	–	–	–
Interest rate futures	7	7	7	–	–	–	–
Equity futures	1,948	1,948	1,948	–	–	–	–
Derivative assets total	46,043	25,531	1,955	44,088	–	–	–
Policy loans	962,408	962,408	–	962,408	–	–	–
Securities lending reinvested collateral	599,859	599,859	58	599,801	–	–	–
Separate account assets	25,337,229	25,337,230	23,358,660	1,978,570	–	–	–
Liabilities
Investment contract liabilities	2,272,404	1,461,721	–	45,313	2,227,090	–	–
Derivative liabilities:
Interest rate swaps	(75,597)	58,916	–	(75,597)	–	–	–
Currency swaps	17,050	14,733	–	17,050	–	–	–
Credit default swaps	(2,855)	1,169	–	(2,855)	–	–	–
Equity swaps	4,361	4,361	–	4,361	–	–	–
Interest rate futures	544	544	544	–	–	–	–
Equity futures	1,349	1,349	1,349	–	–	–	–
Derivative liabilities total	(55,148)	81,072	1,893	(57,041)	–	–	–
Dollar repurchase agreements	254,814	254,814	–	254,814	–	–	–
Payable for securities lending	757,186	757,186	–	757,186	–	–	–
Payable for derivative cash collateral	202,298	202,298	–	202,298	–	–	–
Separate account annuity liabilities	22,578,162	22,578,162	13	22,578,149	–	–	–

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

				December 31, 2018
	Aggregate	Admitted				Net Asset	Not Practicable
	Fair Value	Value	(Level 1)	(Level 2)	(Level 3)	Value (NAV)	(Carrying Value)
Admitted assets

Cash equivalents and short-term investments,
other than affiliates	$718,998	$718,998	$656,505	$62,493	$–	$–	$–
Short-term notes receivable from affiliates	194,600	194,600	–	194,600	–	–	–
Bonds	16,943,037	16,814,750	1,833,213	14,958,270	151,554	–	–
Preferred stocks, other than affiliates	9,214	9,958	–	2,380	6,834	–	–
Common stocks, other than affiliates	67,063	67,063	134	–	66,929	–	–
Mortgage loans on real estate	2,433,036	2,436,202	–	–	2,433,036	–	–
Other invested assets	178,709	174,272	–	177,480	1,229	–	–
Derivative assets:
Interest rate swaps	9,174	4,634	–	9,174	–	–	–
Currency swaps	14,877	7,633	–	14,877	–	–	–
Credit default swaps	13,304	15,582	–	13,304	–	–	–
Equity swaps	4,589	4,589	–	4,589	–	–	–
Interest rate futures	213	213	213	–	–	–	–
Equity futures	2,282	2,282	2,282	–	–	–	–
Derivative assets total	44,439	34,933	2,495	41,944	–	–	–
Policy loans	936,884	936,884	–	936,884	–	–	–
Securities lending reinvested collateral	518,646	518,646	24,677	493,969	–	–	–
Separate account assets	22,017,523	22,017,523	19,752,326	2,265,141	56	–	–
Liabilities
Investment contract liabilities	1,919,385	1,799,337	–	45,337	1,874,048	–	–
Derivative liabilities:
Interest rate swaps	(44,671)	49,173	–	(44,671)	–	–	–
Currency swaps	15,155	9,391	–	15,155	–	–	–
Credit default swaps	(1,148)	2,352	–	(1,148)	–	–	–
Equity swaps	208	208	–	208	–	–	–
Interest rate futures	39	39	39	–	–	–	–
Equity futures	127	127	127	–	–	–	–
Derivative liabilities total	(30,290)	61,290	166	(30,456)	–	–	–
Dollar repurchase agreements	110,040	110,040	–	110,040	–	–	–
Payable for securities lending	575,155	575,155	–	575,155	–	–	–
Payable for derivative cash collateral	120,737	120,737	–	120,737	–	–	–
Separate account annuity liabilities	20,027,327	20,027,327	3,278	20,024,049	–	–	–

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The following tables provide information about the Company's financial assets and liabilities measured at fair value as of December 31, 2019 and 2018:

			2019
				Net Asset Value
	Level 1	Level 2	Level 3	(NAV)	Total
Assets:
Bonds
Government	$–	$129	$–	$–	$129
Industrial and miscellaneous	–	336	2,791	–	3,127
Total bonds	–	465	2,791	–	3,256
Preferred stock
Industrial and miscellaneous	–	–	2,272	–	2,272
Total preferred stock	–	–	2,272	–	2,272
Common stock
Industrial and miscellaneous	1,872	–	57,185	–	59,057
Total common stock	1,872	–	57,185	–	59,057
Cash equivalents and short-term
Money market mutual funds	441,346	–	–	–	441,346
Total cash equivalents and short-term	441,346	–	–	–	441,346
Securities lending reinvested collateral	58	–	–	–	58
Derivative assets	1,955	8,556	–	–	10,511
Separate account assets	23,358,660	1,978,570	–	–	25,337,230
Total assets	$23,803,891	$1,987,591	$62,248	$–	$25,853,730
Liabilities:

Derivative liabilities	$1,893	$16,699	$–	$–	$18,592
Separate account liabilities	13	–	–	–	13
Total liabilities	$1,906	$16,699	$–	$–	$18,605

			2018
				Net Asset Value
	Level 1	Level 2	Level 3	(NAV)	Total
Assets:
Bonds
Industrial and miscellaneous	$–	$30,077	$4,858	$–	$34,935
Hybrid securities	–	16,037	–	–	16,037
Total bonds	–	46,114	4,858	–	50,972
Preferred stock
Industrial and miscellaneous	–	–	6,834	–	6,834
Total preferred stock	–	–	6,834	–	6,834
Common stock
Industrial and miscellaneous	134	–	66,929	–	67,063
Total common stock	134	–	66,929	–	67,063
Cash equivalents and short-term
Money market mutual funds	656,505	–	–	–	656,505
Total cash equivalents and short-term	656,505	–	–	–	656,505
Securities lending reinvested collateral	24,677	–	–	–	24,677
Derivative assets	2,495	9,144	–	–	11,639
Separate account assets	19,752,326	2,265,141	56	–	22,017,523
Total assets	$20,436,137	$2,320,399	$78,677	$–	$22,835,213
Liabilities:

Derivative liabilities	$166	$10,091	$–	$–	$10,257
Separate account liabilities	3,278	–	–	–	3,278
Total liabilities	$3,444	$10,091	$–	$–	$13,535

Bonds classified as Level 3 are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize significant inputs that are not market observable.

Preferred stock classified as Level 3 is internally valued using significant unobservable inputs.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Common stocks classified as Level 3 are comprised primarily of shares in the FHLB of Des Moines, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.

The following tables summarize the changes in assets classified as Level 3 for 2019 and 2018.

	Beginning			Total Gains
	Balance at			(Losses)	Total Gains
	January 1,	Transfers in	Transfers out	Included in Net	(Losses) Included
	2019	(Level 3)	(Level 3)	income (a)	in Surplus (b)
Bonds
Other	$4,858	$–	$622	$44	$247
Preferred stock	6,834	–	–	–	(6,052)
Common stock	66,929	–	1,700	(553)	(28)
Separate account assets	56	–	53	–	–
Total	$78,677	$–	$2,375	$(509)	$(5,833)

					Ending Balance at
					December 31,
	Purchases	Issuances	Sales	Settlements	2019
Bonds
Other	$–	$–	$–	$1,736	$2,791
Preferred stock	1,490	–	–	–	2,272
Common stock	811	1,526	9,800	–	57,185
Separate account assets	–	–	–	3	–
Total	$2,301	$1,526	$9,800	$1,739	$62,248

(a)Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations

(b)Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

	Beginning			Total Gains	Total Gains (Losses)
	Balance at	Transfers in	Transfers out	(Losses) Included	Included in Surplus
	January 1, 2018	(Level 3)	(Level 3)	in Net income (a)	(b)
Bonds

Other	$4,974	$287	$–	$78	$(26)
Preferred stock	7,390	–	–	–	(1,856)
Common stock	70,335	–	34	(27)	(1,173)
Separate account assets	67	–	–	1	(1)
Total	$82,766	$287	$34	$52	$(3,056)

					Ending Balance at
	Purchases	Issuances	Sales	Settlements	December 31, 2018
Bonds
Other	$–	$–	$–	$455	$4,858
Preferred stock	1,888	–	588	–	6,834
Common stock	–	28	2,200	–	66,929
Separate account assets	–	–	–	11	56
Total	$1,888	$28	$2,788	$466	$78,677

(a)Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations

(b)Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

Nonrecurring fair value measurements

As indicated in Note 2, real estate held for sale is measured at the lower of carrying amount or fair value less cost to sell. As of December 31, 2019 the Company has 1 property that is held for sale. This property is carried at fair value less cost to sell, which amounts to $745.

The Company also had three properties that were held for sale as of December 31, 2018. The carrying amount for each of these properties was less than their fair value and, therefore, they are not measured at fair value.

Fair value was determined by utilizing an external appraisal following the sales comparison approach. The fair value measurements are classified as Level 3 as the comparable sales and adjustments for the specific attributes of these properties are not market observable inputs.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

5.Investments Bonds and Stocks

The carrying amounts and estimated fair values of investments in bonds and stocks are as follows:

		Gross	Gross
	Book Adjusted	Unrealized	Unrealized	Estimated Fair
	Carrying Value	Gains	Losses	Value
December 31, 2019
Unaffiliated bonds:
United States Government and agencies	$1,601,214	$247,311	$357	$1,848,168
State, municipal and other government	699,845	36,231	8,841	727,235
Hybrid securities	139,964	18,294	2,490	155,768
Industrial and miscellaneous	13,440,685	1,677,600	43,652	15,074,633
Mortgage and other asset-backed securities	1,996,257	199,752	5,936	2,190,073
Total unaffiliated bonds	17,877,965	2,179,188	61,276	19,995,877
Unaffiliated preferred stocks	4,955	66	660	4,361
	$17,882,920	$2,179,254	$61,936	$20,000,238

		Gross	Gross
		Unrealized	Unrealized	Estimated Fair
	Cost	Gains	Losses	Value
Unaffiliated common stocks	58,999	111	53	59,057

		Gross	Gross
	Book Adjusted	Unrealized	Unrealized	Estimated Fair
	Carrying Value	Gains	Losses	Value
December 31, 2018
Unaffiliated bonds:
United States Government and agencies	$1,645,120	$69,542	$33,955	$1,680,707
State, municipal and other government	416,752	12,733	13,939	415,546
Hybrid securities	145,271	9,152	7,013	147,410
Industrial and miscellaneous	12,911,155	528,970	550,783	12,889,342
Mortgage and other asset-backed securities	1,696,452	134,037	20,457	1,810,032
Total unaffiliated bonds	16,814,750	754,434	626,147	16,943,037
Unaffiliated preferred stocks	9,958	56	800	9,214
	$16,824,708	$754,490	$626,947	$16,952,251

		Gross	Gross
		Unrealized	Unrealized	Estimated Fair
	Cost	Gains	Losses	Value
Unaffiliated common stocks	67,017	67	21	67,063

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The carrying amount and estimated fair value of bonds at December 31, 2019, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	2019
December 31:	Carrying Value	Fair Value
Due in one year or less	$330,436	$332,890
Due after one year through five years	2,673,811	2,820,295
Due after five years through ten years	3,000,633	3,362,510
Due after ten years	9,876,828	11,290,108
	15,881,708	17,805,803
Mortgage and other asset-backed securities	1,996,257	2,190,074
Total	$17,877,965	$19,995,877

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2019 and 2018 is as follows:

		2019
	Equal to or Greater than 12
	Months		Less than 12 Months
		Gross		Gross
	Estimated Fair	Unrealized	Estimated	Unrealized
	Value	Losses	Fair Value	Losses
United States Government and agencies	$–	$–	$11,224	$357
State, municipal and other government	17,582	2,010	232,694	6,831
Hybrid securities	26,780	2,475	3,302	15
Industrial and miscellaneous	262,510	29,928	387,345	13,724
Mortgage and other asset-backed securities	60,442	2,868	369,603	3,067
Total bonds	367,314	37,281	1,004,168	23,994
Preferred stocks-unaffiliated	1,340	660	-	-
Common stocks-unaffiliated	-	-	609	53
Total	$368,654	$37,941	$1,004,777	$24,047

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

		2018
	Equal to or Greater than 12
	Months		Less than 12 Months
		Gross		Gross
	Estimated Fair	Unrealized	Estimated	Unrealized
	Value	Losses	Fair Value	Losses
United States Government and agencies	$63,881	$4,817	$707,210	$29,138
State, municipal and other government	33,780	2,461	158,447	11,478
Hybrid securities	12,595	1,893	44,591	5,120
Industrial and miscellaneous	1,180,161	67,218	6,509,117	483,565
Mortgage and other asset-backed securities	213,966	10,505	418,923	9,952
Total bonds	1,504,383	86,894	7,838,288	539,253
Preferred stocks-unaffiliated	1,200	800	-	-
Common stocks-unaffiliated	-	-	165	21
Total	$1,505,583	$87,694	$7,838,453	$539,274

During 2019, 2018, and 2017, respectively, there were $2,799, $99,187 and $0 of loan-backed and structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold.

For loan-backed and structured securities with a recognized OTTI due to the Company's cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security's effective yield, in 2019, 2018 and 2017 the Company recognized OTTI of $503, $6,003, and $2,512, respectively.

The following loan-backed and structured securities were held at December 31, 2019, for which an OTTI was recognized during the current reporting period:

						Date of
	Amortized					Financial
	Cost Before	Present Value		Amortized	Fair Value	Statement
	Current	of Projected	Recognized	Cost After	at Time of	Where
CUSIP	Period OTTI	Cash Flows	OTTI	OTTI	OTTI	Reported
87266TAJ1	$170	$163	$7	$163	$114	03/31/2019
79548KXQ6	189	173	16	173	154	03/31/2019
14984WAA8	2,799	2,591	208	2,591	2,591	6/30/2019
87266TAJ1	154	127	27	127	102	6/30/2019
79548KXQ6	159	79	80	80	142	6/30/2019
36828QQK5	277	249	28	249	195	9/30/2019
026935AC0	2,080	2,066	14	2,066	1,968	12/31/2019
36828QQK5	249	126	123	126	195	12/31/2019
			$503

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2019 and 2018 is as follows:

2019	2018
Losses Less
Losses 12	Than 12
Months or More	Months
Losses Less
Losses 12	Than 12
Months or More	Months
Year ended December 31:
The aggregate amount of unrealized losses	$2,868	$3,417	$10,505	$17,168
The aggregate related fair value of securities with
unrealized losses	60,442	372,394	213,966	465,773

At December 31, 2019 and 2018, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 104 and 374 securities with a carrying amount of $406,595 and $1,593,276 and an unrealized loss of $37,941 and $87,694. Of this portfolio, 66.8% and 88.0% were investment grade with associated unrealized losses of $10,107 and $62,824, respectively.

At December 31, 2019 and 2018, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 214 and 1209 securities with a carrying amount of $1,028,162 and $8,377,542 and an unrealized loss of $23,994 and $539,253. Of this portfolio, 95.6% and 92.8% were investment grade with associated unrealized losses of $21,691 and $476,336, respectively.

At December 31, 2019 and 2018, respectively, there were no common stocks that have been in a continuous loss position for greater than or equal to twelve months.

At December 31, 2019 and 2018, respectively, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 5 and 6 securities with a cost of $661 and $186 and an unrealized loss of $53 and $21.

The following table provides the number of 5GI securities, aggregate book adjusted carrying value and aggregate fair value by investment type:

	Number of	Book / Adjusted
	5GI Securities	Carrying Value	Fair Value
December 31, 2019
Bond, amortized cost	3	$5,561	$5,401
Loan-backed and structured securities, amortized cost	1	3,138	3,138
Preferred stock, amortized cost	1	2,272	2,272
Total	5	$10,971	$10,811
December 31, 2018
Bond, amortized cost	3	$6,034	$6,010
Preferred stock, amortized cost	1	6,835	6,834
Total	4	$12,869	$12,844

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

During 2019 and 2018, the Company sold, redeemed or otherwise disposed of 75 and 57 securities as a result of a callable feature which generated investment income of $5,927 and $16,484, as a result of prepayment penalty and/or acceleration fee.

Proceeds from sales and other disposals of bonds and preferred stock and related gross realized capital gains and losses are reflected in the following table. The amounts exclude maturities and include transfers associated with reinsurance agreements.

	Year Ended December 31
	2019	2018	2017
Proceeds	$2,953,444	$3,505,561	$5,152,507

Gross realized gains	$24,798	$23,436	$574,671
Gross realized losses	(18,768)	(168,483)	(12,699)
Net realized capital gains (losses)	$6,030	$(145,047)	$561,972

The Company had gross realized losses which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks for the years ended December 31, 2019, 2018 and 2017 of $8,476, $25,453 and $2,992, respectively.

At December 31, 2019, and 2018, the Company had no investments in restructured securities.

Mortgage Loans

The credit quality of mortgage loans by type of property for the years ended December 31, 2019 and 2018 were as follows:

December 31, 2019	Farm	Commercial	Total

AAA - AA	$–	$1,372,173	$1,372,173
A	9,890	1,254,899	1,264,789
BBB	–	98,796	98,796
	$9,890	$2,725,868	$2,735,758
December 31, 2018
	Farm	Commercial	Total
AAA - AA	$–	$1,048,151	$1,048,151
A	10,000	1,304,089	1,314,089
BBB	–	72,347	72,347
	$10,000	$2,424,587	$2,434,587

The above tables exclude residential mortgage loans

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company's mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2019, the Company issued mortgage loans with a maximum interest rate of 5.57% and a minimum interest rate of 3.50% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2019 at the time of origination was 70%. During 2018, the Company issued mortgage loans with a maximum interest rate of 5.23% and a minimum interest rate of 3.78% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2018 at the time of origination was 74%.

The age analysis of mortgage loans and identification in which the Company is a participant or co-lender in a mortgage loan agreement is as follows for December 31, 2019 and 2018.

			Residential	Commercial
		Farm	All Other	All Other	Total
December 31, 2019
Recorded Investment (All)
(a)	Current	$9,890	$303	$2,700,403	$2,710,596
(b)	30-59 Days Past Due	–	886	–	886
(c)	60-89 Days Past Due	–	131	–	131
(d)	90-179 Days Past Due	–	25	3,500	3,525
(e)	180+ Days Past Due	–	6	21,965	21,971
Accruing interest 90-179
days past due
(a)	Recorded investment	–	25	–	25
(b) Interest accrued		–	–	–	–
Participant or Co-lender in
Mortgage Loan Agreement
(a)	Recorded Investment	$9,890	$–	$1,046,933	$1,056,823

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

			Residential	Commercial
		Farm	All Other	All Other	Total
December 31, 2018
Recorded Investment (All)
(a)	Current	$10,000	$431	$2,399,122	$2,409,553
(b)	30-59 Days Past Due	–	1,045	–	1,045
(c)	60-89 Days Past Due	–	40	25,465	25,505
(d)	90-179 Days Past Due	–	93	–	93
(e)	180+ Days Past Due	–	7	–	7
Accruing interest 90-179
days past due
(a)	Recorded investment	–	93	–	93
(b) Interest accrued		–	–	–	–
Participant or Co-lender in
Mortgage Loan Agreement
(a)	Recorded Investment	$10,000	$–	$832,611	$842,611

At December 31, 2019 and 2018, there were no recorded investments in impaired loans with a related allowance for credit losses. The Company held no allowances for credit losses on mortgage loans at December 31, 2019 or December 31, 2018. There was no average recorded investment in impaired loans during 2019 or 2018. There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2019 and 2018, respectively, that were subject to participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loans.

As of December 31, 2019 and 2018, the Company had no mortgage loans derecognized as a result of foreclosure.

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis. The Company recognized no interest income on impaired loans for the years ended December 31, 2019, 2018 and 2017, respectively. The Company recognized no interest income on a cash basis for the years ended December 31, 2019, 2018 and 2017, respectively.

At December 31, 2019 and 2018, the Company held a mortgage loan loss reserve in the AVR of $36,207 and $25,537, respectively.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Company's mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution				Property Type Distribution
	December 31				December 31
	2019	2018		2019	2018
South Atlantic	27%	28%	Apartment	53%	55%
Pacific	25	22	Retail	14	14
Middle Atlantic	10	10	Industrial	14	12
E. North Central	8	9	Office	11	9
Mountain	8	9	Other	6	7
W. South Central	8	8	Medical	2	2
W. North Central	7	7	Agricultural	–	1
E. South Central	4	4
New England	3	3

At December 31, 2019, 2018 and 2017, the Company held mortgage loans with a total net admitted asset value of $208, $239, and $268, respectively, which had been restructured in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2019, 2018 and 2017 related to such restructurings. There were no unfunded commitments to existing borrowers whose debt had been restructured at December 31, 2019, 2018 and 2017.

Real Estate

The fair value of property is determined based on an appraisal from a third-party appraiser, along with information obtained from discussions with internal asset managers and a listing broker regarding recent comparable sales data and other relevant property information.

The carrying value of the Company's real estate assets at December 31, 2019 and 2018 was as follows:

	2019	2018
Investment properties	$186,894	$187,420
Properties held for sale	745	30,226
	$187,639	$217,646

As of December 31, 2019, there was one property classified as held-for-sale. As of December 31, 2018, there were three properties held-for-sale. The Company is working with an external commercial real estate advisor firm to actively market the property and negotiate with potential buyers. During 2019, the Company disposed of three properties throughout 2019, resulting in a net realized gains of $24,201. During 2018, one property classified as held-for-sale was disposed of resulting in a net realized loss of $8.

The Company disposed of one other property throughout 2019, resulting in a net realized loss of $57.

The Company does not engage in retail land sales operations.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Company does not hold any real estate investments with participating mortgage loans.

Accumulated depreciation on real estate at December 31, 2019 and 2018, was $58,540 and $63,664, respectively.

There were no impairment losses taken on real estate in 2019 and 2018. Impairment losses of $696 were taken on real estate in 2017 to write the book value down to the current fair value, and were reflected as net realized losses in the statements of operations.

Reverse Mortgages

The company has reverse mortgages, which are reported as Other Invested Assets on the balance sheet. The carrying amount of the investment in reverse mortgages of $6,920 and $11,118 at December 31, 2019 and 2018, respectively, is net of the reserve of $2,891 and $4,197, respectively. Interest income of $523 and $814 was recognized for the years ended December 31, 2019 and 2018 respectively. The Company's commitment includes making advances to the borrower until termination of the contract. The contract is terminated at the time the borrower moves, sells the property, dies, repays the loan balance or violates the provisions of the loan contract.

During 2019 and 2018, respectively, reverse mortgages of $1,584 and $0 were foreclosed or acquired by deed and transferred to real estate.

Other Invested Assets

During 2019, 2018 and 2017, the Company did not recognize any impairment write down for its investments in joint ventures, partnerships or limited liability companies.

During 2017, the Company reassigned its ownership interest in the Prisma Spectrum Fund for an additional interest in the Zero Beta Fund in the amount of $88,481, which resulted in a realized gain of $43,498.

Tax Credits

For the year ending December 31, 2019, the Company had ownership interests in twenty-nine LIHTC properties with a carrying value of . The remaining years of unexpired tax credits ranged from one to twelve and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to seventeen years. The amount of contingent equity commitments expected to be paid during the years 2020 to 2029 is $66,571. Tax credits recognized in 2019 were $12,733, and other tax benefits recognized in 2019 were $1,546. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

For the year ending December 31, 2018, the Company had ownership interests in twenty-seven LIHTC properties with a carrying value of $35,907. The remaining years of unexpired tax credits ranged from two to twelve and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to seventeen years. The amount of contingent equity commitments

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

expected to be paid during the years 2019 to 2029 is $77,186. Tax credits recognized in 2018 were $7,866, and other tax benefits recognized in 2018 were $2,964. There were no impairment losses, write- downs or reclassifications during the year related to any of these credits.

The following tables provide the carrying value of state transferable tax credits gross of any related tax liabilities and total unused transferable tax credits by state and in total as of December 31, 2019 and 2018:

		December 31, 2019
Description of State Transferable and Non-
transferable Tax Credits	State	Carrying Value	Unused Amount*
Low-Income Housing Tax Credits	MA	$568	$1,478
Economic Redevelopment and Growth Tax Credits	NJ	–	18,700
Total		$568	$20,178

		December 31, 2018
Description of State Transferable and Non-
transferable Tax Credits	State	Carrying Value	Unused Amount
Low-Income Housing Tax Credits	MA	$1,268	$2,178
Economic Redevelopment and Growth Tax Credits	NJ	–	18,700
Total		$1,268	$20,878

*The unused amount reflects credits that the Company deems will be realizable in the period 2019-2029.

The Company did not have any non-transferable state tax credits.

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits, and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits as of December 31, 2019, 2018 and 2017.

Derivatives

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company's behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities). Fair value of derivative contracts, aggregated at a counterparty level at December 31, 2019 and 2018, was as follows:

	2019	2018
Fair value - positive	$218,361	$168,821
Fair value - negative	(117,169)	(94,091)

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

For the years ended December 31, 2019, 2018 and 2017, the Company has recorded ($7,547), $2,406 and ($3,602), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss). The Company did not recognize any unrealized gains or losses during 2019, 2018, or 2017 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 13 years for forecasted hedge transactions. For the years ended December 31, 2019, 2018 and 2017 none of the Company's cash flow hedges have been discontinued as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship. As of December 31, 2019 and 2018, the Company has accumulated deferred gains in the amount of $1,186 and $1,186, respectively, related to the termination of swaps that were hedging forecasted transactions. It is expected that these gains will be used as basis adjustments on futures asset purchases expected to transpire throughout 2026.

Summary of realized gains (losses) by derivative type for the years ended December 31, 2019, 2018 and 2017:

	2019	2018	2017
Options:
Calls	$–	$–	$67
Caps	–	–	(45,848)
Puts	–	–	–
Total options	$–	$–	$(45,781)
Swaps:
Interest rate	$293	$(1,105)	$102,724
Credit	(279)	(2,444)	–
Total return	(9,112)	(4,853)	(26,122)
Total swaps	$(9,098)	$(8,402)	$76,602
Futures - net positions	216,114	(81,504)	167,302
Lehman settlements	14	55	122
Total realized gains (losses)	$207,030	$(89,851)	$198,245

The average estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2019 and 2018:

Asset(1)

2019 2018

Liability(1)

2019 2018

Derivative component of RSATs
Credit default swaps	$ 18,303	$ 16,608	$ (2,535)	$(1,212)
Interest rate swaps	–	–	–	751

(1)Asset and liability classification is based on the positive (asset) or negative (liability) book/adjusted carrying value of each derivative.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2019 and 2018:

	Asset(1)		Liability(1)
	2019	2018	2019	2018
Derivative component of RSATs
Credit default swaps	$19,459	$13,304	$(2,855)	$(1,148)
Interest rate swaps	–	–	–	–
Total	$19,459	$13,304	$(2,855)	$(1,148)

(1)Asset and liability classification is based on the positive (asset) or negative (liability) book/adjusted carrying value of each derivative.

The net realized gains (losses) on the derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2019, 2018, and 2017:

	2019	2018	2017
Derivative component of RSATs
Credit default swaps	$(279)	$(2,444)	$–
Interest rate swaps	–	(616)	–
Total	$(279)	$(3,060)	$–

As stated in Note 2, the Company replicates investment grade corporate bonds or sovereign debt by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, a payment equal to the notional amount of the contract, less any potential recoveries as determined by the underlying agreement, will be made by the Company to the counterparty to the swap.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The following tables present the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2019 and 2018:

Rating Agency Designation of Referenced Credit Obligations (1)

AAA/AA/A

Single name credit default swaps (3) Credit default swaps referencing indices

Subtotal

BBB

		2019
	Estimated	Maximum Amount	Weighted
	Fair Value	of Future
	of Credit	Payments under	Average
NAIC	Default	Credit Default	Years to
Designation	Swaps	Swaps	Maturity (2)
1
	$3,915	$273,200	1.7
	7	10,000	41.7
			3.1
	3,922	283,200
2
Single name credit default swaps (3)		9,747	560,760	2.0
Credit default swaps referencing indices		5,721	315,700	2.6
Subtotal		15,468	876,460	2.2
BB	3
Single name credit default swaps (3)		2,924	28,350	2.3
Credit default swaps referencing indices		-	-	-
Subtotal		2,924	28,350	2.3
Total		$22,314	$1,188,010	2.4

(1)The rating agency designations are based on availability and the blending of the applicable ratings among Moody's Investors Service ("Moody's"), Standard and Poor's Rating Services ("S&P"), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)Includes corporate, foreign government and state entities.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

			2018
		Estimated	Maximum Amount	Weighted
		Fair Value	of Future
		of Credit	Payments under	Average
Rating Agency Designation of	NAIC	Default	Credit Default	Years to
Referenced Credit Obligations (1)	Designation	Swaps	Swaps	Maturity (2)
AAA/AA/A	1
Single name credit default swaps (3)		$3,556	$259,450	2.6
Credit default swaps referencing indices		-	-	-
Subtotal		3,556	259,450	2.6
BBB	2
Single name credit default swaps (3)		5,635	590,510	3.0
Credit default swaps referencing indices		2,588	291,500	3.4
Subtotal		8,223	882,010	3.1
BB	3
Single name credit default swaps (3)		2,674	28,350	3.3
Credit default swaps referencing indices		-	-	-
Subtotal		2,674	28,350	3.3
Total		$14,453	$1,169,810	3.0

(1)The rating agency designations are based on availability and the blending of the applicable ratings among Moody's Investors Service ("Moody's"), Standard and Poor's Rating Services ("S&P"), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)Includes corporate, foreign government and state entities.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

At December 31, 2019 and 2018, the Company's outstanding derivative instruments, shown in notional or contract amounts and fair value, are summarized as follows:

	Contract or Notional Amount*		Fair Value
	2019	2018	2019	2018
Derivative assets:
Credit default swaps	$900,200	$886,000	$19,459	$13,304
Currency swaps	51,684	73,235	13,458	14,877
Equity futures	5	2	1,948	2,282
Equity swaps	–	61,739	–	4,589
Interest rate futures	–	–	7	213
Interest rate swaps	365,450	247,450	11,171	9,174
Derivative liabilities:
Credit default swaps	287,810	283,810	(2,855)	(1,148)
Currency swaps	257,493	180,599	17,050	15,155
Equity futures	12	3	1,349	127
Equity swaps	78,802	100	4,361	208
Interest rate futures	1	–	544	39
Interest rate swaps	2,131,433	2,579,033	(75,597)	(44,671)

*Futures are presented in contract format. Swaps and options are presented in notional format.

Restricted Assets

The following tables show the pledged or restricted assets as of December 31, 2019 and 2018, respectively:

		Gross Restricted (Admitted & Nonadmitted)
			2019
		G/A Supporting
		Separate	Total S/A	S/A Assets
	Total General	Account (S/A)	Restricted	Supporting G/A
Restricted Asset Category	Account (G/A)	Activity	Assets	Activity	Total
Collateral held under security lending
agreements	$757,186	$-	$-	$-	$757,186
Subject to dollar repurchase agreements	254,966	–	–	–	254,966
FHLB capital stock	57,000	–	–	–	57,000
On deposit with states	4,180	–	–	–	4,180
Pledged as collateral to FHLB (including
assets backing funding agreements)	1,829,750	–	–	–	1,829,750
Pledged as collateral not captured in other
categories	249,326	–	–	–	249,326
Other restricted assets	182,479	–	–	–	182,479
Total Restricted Assets	$3,334,887	$–	$–	$–	$3,334,887

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

	Gross (Admitted & Nonadmitted) Restricted				Percentage
					Gross (Admitted	Admitted
					& Nonadmitted)	Restricted to
	Total From		Total	Total Admitted	Restricted	Total
	Prior Year	Increase/	Nonadmitted	Restricted	to Total	Admitted
Restricted Asset Category	(2018)	(Decrease)	Restricted	(5 minus 8)	Assets	Assets
Collateral held under security lending
agreements	$574,886	$182,300	$-	$757,186	1.43%	1.44%
Subject to dollar repurchase agreements	109,657	145,309	–	254,966	0.48%	0.49%
FHLB capital stock	66,800	(9,800)	–	57,000	0.11%	0.11%
On deposit with states	4,730	(550)	–	4,180	0.01%	0.01%
Pledged as collateral to FHLB (including
assets backing funding agreements)	2,086,543	(256,793)	–	1,829,750	3.46%	3.48%
Pledged as collateral not captured in other
categories	266,068	(16,742)	–	249,326	0.47%	0.47%
Other restricted assets	195,728	(13,249)	–	182,479	0.34%	0.35%
Total Restricted Assets	$3,304,412	$30,475	$–	$3,334,887	6.30%	6.35%

The following tables show the pledged or restricted assets in other categories as of December 31, 2019 and 2018, respectively:

		Gross (Admitted & Nonadmitted) Restricted
			2019
			Total Separate
			Account (S/A)	S/A Assets
	Total General	G/A Supporting	Restricted	Supporting
Description of Assets	Account (G/A)	S/A Activity	Assets	G/A Activity	Total

Derivatives	$249,326	$–	$–	$–	$249,326
Total	$249,326	$–	$–	$–	$249,326

	Gross (Admitted &
	Nonadmitted) Restricted			Percentage
				Gross
				(Admitted &	Admitted
	Total From		Total Current	Nonadmitted)	Restricted to
	Prior Year	Increase/	Year Admitted	Restricted to	Total Admitted
Description of Assets	(2018)	(Decrease)	Restricted	Total Assets	Assets
Derivatives	$266,068	$(16,742)	$249,326	0.47%	0.47%
Total	$266,068	$(16,742)	$249,326	0.47%	0.47%

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The following table shows the collateral received and reflected as assets within the financial statements as of December 31, 2019 and 2018.

2019

			% of CV to
			Total Assets	% of CV to
			(Admitted and	Total Admitted
Collateral Assets	Carrying Value	Fair Value	Nonadmitted)	Assets
Cash	$456,116	$456,116	1.72%	1.75%
Securities lending collateral assets	757,186	757,186	2.86	2.91
Other	997	997	–	–
Total collateral assets	$1,214,299	$1,214,299	4.58%	4.66%

		% of Liability to
	Amount	Total Liabilities
Recognized obligation to return
collateral asset	$1,214,975	5.13%
		2018
			% of CV to
			Total Assets	% of CV to
			(Admitted and	Total Admitted
Collateral Assets	Carrying Value	Fair Value	Nonadmitted)	Assets
Cash	$229,777	$229,777	0.93%	0.94%
Securities lending collateral assets	575,155	575,155	2.32	2.36
Other	1,000	1,000	–	–
Total collateral assets	$805,932	$805,932	3.25%	3.30%

		% of Liability to
	Amount	Total Liabilities
Recognized obligation to return
collateral asset	$806,292	3.60%

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Net Investment Income

Detail of net investment income is presented below:

	Year Ended December 31
	2019	2018	2017
Income:
Bonds	$780,857	$763,422	$579,022
Preferred stocks	1,617	1,441	1,364
Common stocks	91,649	63,241	102,361
Mortgage loans on real estate	119,009	104,675	72,505
Real estate	33,040	35,371	35,366
Policy loans	49,354	49,379	49,680
Cash, cash equivalents and short-term investments	20,104	13,218	10,218
Derivatives	25,690	26,047	23,631
Other invested assets	14,736	11,521	33,533
Gross investment income	1,136,056	1,068,315	907,680
Less: investment expenses	110,855	97,376	81,193
Net investment income before amortization of IMR	$1,025,201	$970,939	$826,487
Amortization of IMR	69,658	79,469	53,005
Net investment income, including IMR	$1,094,859	$1,050,408	$879,492

Realized Capital Gains (Losses)

Net realized capital gains (losses) on investments, including OTTI, are summarized below:

		Realized
	Year Ended December 31
	2019	2018	2017
Bonds	$(5,516)	$(170,936)	$559,366
Preferred stocks	78	–	–
Common stocks	(590)	1,051	39,352
Mortgage loans on real estate	(582)	(1,394)	10,955
Real estate	24,177	(8)	(663)
Cash, cash equivalents and short-term investments	45	(17)	19
Derivatives	207,015	(89,906)	198,123
Other invested assets	12,226	23,531	67,295
Change in realized capital gains (losses), before taxes	236,853	(237,679)	874,447
Federal income tax effect	(8,597)	47,135	(94,516)
Transfer from (to) interest maintenance reserve	874	118,706	(368,479)
Net realized capital gains (losses) on investments	$229,130	$(71,838)	$411,452

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Unrealized Capital Gains (Losses)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized
	Year Ended December 31
	2019	2018	2017

Bonds	$25,237	$8,468	$32,575
Preferred stocks	(6,052)	(1,856)	(1,182)
Common stocks	12	(1,197)	(37,604)
Affiliated entities	19,774	29,355	10,774
Cash equivalents and short-term investments	(13)	29	35
Derivatives	(25,855)	(4,952)	36,372
Other invested assets	48,659	10,159	(49,430)
Change in unrealized capital gains (losses), before taxes
	61,762	40,006	(8,460)
Taxes on unrealized capital gains (losses)	(10,064)	(3,048)	(13,166)
Change in unrealized capital gains (losses), net of tax	$51,698	$36,958	$(21,626)

6. Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life premium and annuity considerations, net of reinsurance, at December 31,

2019 and 2018 were as follows:

	2019		2018
	Gross	Net of Loading	Gross	Net of Loading
Life and annuity:
Ordinary first-year business	$8,311	$1,553	$9,413	$1,652
Ordinary renewal business	143,173	113,543	149,737	117,652
Group life direct business	5,805	4,051	6,768	4,753
Credit direct business	22	22	86	86
	$157,311	$119,169	$166,004	$124,143

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

7.Policy and Contract Attributes Insurance Liabilities

Policy reserves, deposit-type contracts and policy claims at December 31, 2019 and 2018 were as follows:

	Year Ended December 31
	2019	2018

Life insurance reserves	$10,444,776	$9,567,419
Annuity reserves and supplementary contracts with life
contingencies	1,383,733	1,466,569
Accident and health reserves (including long term care)	6,066,092	5,931,736
Total policy reserves	$17,894,601	16,965,724
Deposit-type contracts	356,309	584,693
Policy claims	463,716	434,245
Total policy reserves, deposit-type contracts and claim liabilities
	$18,714,626	$17,984,662

Life Insurance Reserves

The aggregate policy reserves for life insurance policies are based upon the 1941, 1958, 1980, 2001 and 2017 Commissioner's Standard Ordinary Mortality Tables, the 1912, 1941 and 1961 Standard Industrial Mortality Tables, the 1960 Commissioner's Standard Group Mortality Table, and the American Men, Actuaries and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioner's Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner's Reserve Valuation Method.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner's Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

At December 31, 2019 and 2018, the Company had insurance in force aggregating $3,797,278 and $4,392,920 respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Iowa Insurance Division. The Company established policy reserves of $44,585 and $49,923 to cover these deficiencies at December 31, 2019 and 2018, respectively.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted less than 1% of ordinary life insurance in force at December 31, 2019 and 2018.

For the years ended December 31, 2019, 2018 and 2017, premiums for participating life insurance policies were $920, $963 and $1,003, respectively. The Company accounts for its policyholder dividends based on dividend scales and experience of the policies. The Company paid dividends in the amount of $1,030, $1,025 and $1,081 to policyholders during 2019, 2018 and 2017, respectively, and did not allocate any additional income to such policyholders.

Annuity Reserves and Supplementary Contracts Involving Life Contingencies

Deferred annuity reserves are calculated according to the Commissioner's Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 1.25 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include GICs and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications of Insurance or Managed Care Contracts. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner's Annuity Reserve Valuation Method.

The liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with VM-21. VM-21 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The VM-21 reserve calculation covers all variable annuity products. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, guaranteed minimum death benefits, guaranteed minimum withdrawal benefits, guaranteed minimum income benefits, and variable payout annuity with guaranteed floors. The aggregate reserve for contracts falling within the scope of VM-21 is equal to the stochastic reserves plus the additional standard projection amount.

Both the stochastic reserves and the standard projection are determined as the CTE70 of the scenario reserves. To determine the CTE70 values, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) and the Society of Actuaries. The stochastic reserves use and prudent estimate assumptions based on company experience, while the standard

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

projection uses the assumptions prescribed in VM-21 for determining the additional standard projection amount.

Accident and Health Liabilities

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

At December 31, 2019 and 2018, the Company had no premium deficiency reserve related to accident and health policies.

The Company's primary method utilized to estimate premium adjustments for contracts subject to redetermination is to review experience periodically and to adjust premiums for differences between the experience anticipated at the time of redetermination and that underlying the original premiums. The Company has not limited its degree of discretion contractually; however, in some states it has agreed not to raise premiums in order to recoup past losses. The Company forgoes premium changes on existing policies at its option if the administrative cost and other business issues associated with the change outweigh the direct financial impact of the change. Also, the Company has extra-contractually guaranteed the current premium scale for certain policies.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business.

The Company does not write any accident and health business that is subject to the Affordable Care Act risk sharing provisions.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims
	Liability			Unpaid Claims
	Beginning of	Claims	Claims	Liability End
	Year	Incurred	Paid	of Year
Year ended December 31, 2019

2019	$-	$864,693	$266,218	$598,474
2018 and prior	1,860,793	(18,289)	558,704	1,283,801

	1,860,793	$846,404	$824,922	1,882,276
Active life reserve	$4,390,665			$4,512,675

Total accident and health
reserves	$6,251,458			$6,394,951

	Unpaid Claims
	Liability			Unpaid Claims
	Beginning of	Claims	Claims	Liability End
	Year	Incurred	Paid	of Year
Year ended December 31, 2018

2018	$-	$954,895	$294,034	$660,861
2017 and prior	1,751,452	(12,178)	539,342	1,199,932
	1,751,452	$942,717	$833,376	1,860,793
Active life reserve	$4,238,123			$4,390,665

Total accident and health

reserves	$5,989,575			$6,251,458

The Company's unpaid claims reserve was increased (decreased) by $(18,289) and $(12,178) for the years ended December 31, 2019 and 2018, respectively, for health claims that were incurred prior to those balance sheet dates. The change in 2019 and 2018 resulted primarily from variances in the estimated frequency of claims and claim severity.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Activity in the liability for unpaid claims adjustment expense is summarized as follows:

	Liability			Liability
	Beginning of			End of
	Year	Incurred	Paid	Year
Year ended December 31, 2019

2019	$–	$15,113	$1,428	$13,685
2018 and prior	46,226	(14,407)	2,464	29,355
	$46,226	$706	$3,892	$43,040
Year ended December 31, 2018

2018	$–	$19,236	$2,819	$16,417
2017 and prior	43,512	(11,813)	1,890	29,809
	$43,512	$7,423	$4,709	$46,226

The Company did not increase or decrease the claim adjustment expense provision for insured events of prior years during 2019 or 2018.

Deposit-type Contracts

Tabular interest on funds not involving life contingencies has been determined primarily by formula.

The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Included in the liability for deposit-type contracts at December 31, 2019 and 2018 are approximately $11,288 and $11,543, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from the Company which secures that particular series of notes. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for the principal and interest for these funding agreements are afforded equal priority as other policyholders.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

A portion of the Company's policy reserves and other policyholders' funds (including separate account liabilities) relates to liabilities established on a variety of the Company's annuity, deposit fund and life products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on annuity and deposit fund products, by withdrawal characteristics, is summarized as follows:

			December 31
			2019
		Separate	Separate
	General	Account with	Account Non-
Individual Annuities:	Account	Guarantees	Guaranteed	Total	Percent
Subject to discretionary withdrawal
with adjustment:
With fair value adjustment	$7,602	$6,629	$–	$14,230	0%
At book value less surrender charge
of 5% or more	2,535	–	–	2,535	0
At fair value	85	–	20,282,900	20,282,984	93
Total with adjustment or at fair value	10,221	6,629	20,282,900	20,299,749	93
At book value without adjustment
(minimal or no charge or adjustment)	963,508	–	–	963,508	4
Not subject to discretionary withdrawal
provision	321,922	–	134,490	456,411	2
Total individual annuity reserves	1,295,651	6,629	20,417,389	21,719,669	100%
Less reinsurance ceded	210,156	–	–	210,156

Net individual annuity reserves	$1,085,496	$6,629	$20,417,389	$21,509,514

			December 31
			2019
		Separate	Separate
	General	Account with	Account Non-
Group Annuities	Account	Guarantees	Guaranteed	Total	Percent
Subject to discretionary withdrawal
with adjustment:
With fair value adjustment	$711	$8,844	$–	$9,555	0%
At fair value	–	–	2,142,869	2,142,869	86
Total with adjustment or at fair value	711	8,844	2,142,869	2,152,424	86
At book value without adjustment
(minimal or no charge or adjustment)	318,578	–	–	318,578	13
Not subject to discretionary withdrawal
provision	29,631	–	–	29,631	1
Total group annuity reserves	348,920	8,844	2,142,869	2,500,633	100%
Less reinsurance ceded	–	–	–	–

Net group annuity reserves	$348,920	$8,844	$2,142,869	$2,500,633

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Deposit-type contracts (no life contingencies):

Not subject to discretionary withdrawal provision

Total deposit-type contracts

Less reinsurance ceded

Net deposit- type contracts

December 31

2019

	Separate	Separate
General	Account with	Account Non-
Account	Guarantees	Guaranteed	Total	Percent
$320,770	$–	$2,417	$323,187	100%
320,770	–	2,417	323,187	100%
15,143	–	–	15,143

$305,627	$–	$2,417	$308,044

Reconcililation to the Annual Statement:

Life & Accident & Health Annual Statement:

Exhibit 5, Annuities section, total (net)

Exhibit 5, Supp contracts with life contingencies section, total (net) Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance

Subtotal

Separate Accounts Annual Statement:

Exhibit 3, Annuities section, total

Exhibit 3, Supp contracts with life contingencies section, total Other contract deposit funds

Subtotal

Combined total

Amount

$ 1,145,835

237,898

356,309

1,740,042

22,441,205

134,526

2,417

22,578,149

$ 24,318,191

December 31

2018

		Separate
	General	Account with	Separate Account
Individal Annuities:	Account	Guarantees	Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
with adjustment:
With fair value adjustment	$7,885	$6,677	$–	$14,562	0%
At book value less surrender charge
of 5% or more	3,458	–	–	3,458	0
At fair value	3,038	–	17,464,766	17,467,804	92
Total with adjustment or at fair value	14,380	6,677	17,464,766	17,485,824	92
At book value without adjustment
(minimal or no charge or adjustment)	1,011,556	–	–	1,011,556	5
Not subject to discretionary withdrawal
provision	405,171	–	103,186	508,357	3
Total individual annuity reserves	1,431,107	6,677	17,567,953	19,005,737	100%
Less reinsurance ceded	287,593	–	–	287,593

Net individual annuities reserves	$1,143,514	$6,677	$17,567,953	$18,718,144

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

			December 31
			2018
		Separate
	General	Account with	Separate Account
Group Annuities:	Account	Guarantees	Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
with adjustment:
With fair value adjustment	$648	$9,780	$–	$10,427	0%
At fair value	–	–	2,437,946	2,437,946	86
Total with adjustment or at fair value	648	9,780	2,437,946	2,448,373	87
At book value without adjustment
(minimal or no charge or adjustment)	343,252	–	–	343,252	12
Not subject to discretionary withdrawal
provision	30,091	–	–	30,091	1
Total group annuities reserves	373,991	9,780	2,437,946	2,821,716	100%
Less reinsurance ceded	–	–	–	–

Net group annuities reserves	$373,991	$9,780	$2,437,946	$2,821,716

			December 31
			2018
		Separate
Deposit-type contracts (no life	General	Account with	Separate Account
contingencies):	Account	Guarantees	Non-Guaranteed	Total	Percent
provision	$549,673	$–	$1,693	$551,366	100%
Total deposit-type contracts	549,673	–	1,693	551,366	100%
Less reinsurance ceded	15,916	–	–	15,916

Net deposit-type contracts	$533,756	$–	$1,693	$535,450

Reconcililation to the Annual Statement:

Life & Accident & Health Annual Statement:

Exhibit 5, Annuities section, total (net)

Exhibit 5, Supp contracts with life contingencies section, total (net) Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance

Subtotal

Separate Accounts Annual Statement:

Exhibit 3, Annuities section, total

Exhibit 3, Supp contracts with life contingencies section, total Other contract deposit funds

Subtotal

Combined total

Amount

           $ 1,252,507 214,062

584,693

2,051,261

19,919,133

103,223

1,693

20,024,049

          $ 22,075,310

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Amount of reserves on life products, by withdrawal characteristics, is summarized as follow:

			December 31
				2019
					Separate Account - Guaranteed and
		General Account			Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Term policies with cash value	$46,855	$49,165	$82,395	$–	$–	$–
Universal life	1,465,607	1,286,331	1,547,962	–	–	–
Universal life with secondary guarantees	2,375	2,338	2,391	–	–	–
Indexed universal life with secondary	3,825,616	2,436,729	3,500,501	–	–	–
guarantees
Other permanent cash value life	3,299,189	3,513,583	5,450,095	–	–	–
Insurance
Variable universal life	604,929	592,688	635,586	3,909,192	3,878,306	3,884,304
Not subject to discretionary withdrawal
or no cash values
Term policies without cash value	–	–	498,864	–	–	–
Accidental death benefits	–	–	15,453	–	–	–
Disability- active lives	–	–	35,660	–	–	–
Disability- disabled lives	–	–	116,543	–	–	–
Miscellaneous reserves	–	–	360,709	–	–	–
Total (gross)	9,244,572	7,880,834	12,246,159	3,909,192	3,878,306	3,884,304
Reinsurance ceded	179	179	1,801,384	–	–	–
Total (net)	$9,244,394	$7,880,656	$10,444,776	$3,909,192	$3,878,306	$3,884,304

Reconciliation to the Annual Statement:

Life & Accident & Health Annual Statement: Exhibit 5, Life insurance section, total (net)

Exhibit 5, Accidental death benefits section total (net) Exhibit 5, Disability - active lives section, total (net) Exhibit 5, Disability - disabled lives section, total (net) Exhibit 5, Miscellaneous reserves section, total (net)

Subtotal

Separate Accounts Annual Statement:

Exhibit 3, Life insurance section, total

Subtotal

Combined total

Amount

$ 9,935,044 15,453 32,467 115,629 346,182

10,444,776

3,884,304

3,884,304

     $ 14,329,079

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

			December 31
				2018
					Separate Account - Guaranteed and
		General Account			Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Term policies with cash value	$43,796	$46,558	$81,109	$–	$–	$–
Universal life	1,225,940	1,112,843	1,614,862	–	–	–
Universal life with secondary guarantees	2,429	2,366	2,432	–	–	–
Indexed universal life with secondary	3,204,343	1,978,577	2,888,016	–	–	–
guarantees
Other permanent cash value life	3,914,841	4,136,607	5,386,907	–	–	–
Insurance
Variable universal life	596,517	576,230	631,725	3,244,160	3,208,949	3,208,268
Not subject to discretionary withdrawal
or no cash values
Term policies without cash value	–	–	503,026	–	–	–
Accidental death benefits	–	–	16,248	–	–	–
Disability- active lives	–	–	34,741	–	–	–
Disability- disabled lives	–	–	119,414	–	–	–
Miscellaneous reserves	–	–	117,498	–	–	–
Total (gross)	8,987,866	7,853,181	11,395,979	3,244,160	3,208,949	3,208,268
Reinsurance ceded	5,974	5,974	1,828,560	–	–	–
Total (net)	$8,981,892	$7,847,206	$9,567,419	$3,244,160	$3,208,949	$3,208,268

Reconciliation to the Annual Statement:

Life & Accident & Health Annual Statement: Exhibit 5, Life insurance section, total (net)

Exhibit 5, Accidental death benefits section total (net) Exhibit 5, Disability - active lives section, total (net) Exhibit 5, Disability - disabled lives section, total (net) Exhibit 5, Miscellaneous reserves section, total (net)

Subtotal

Separate Accounts Annual Statement: Exhibit 3, Life insurance section, total

Subtotal

Combined total

Amount

$ 9,299,306 16,248 31,530 118,484 101,851

9,567,419

–

3,208,268

3,208,268

    $ 12,775,687

Separate Accounts

Certain separate and variable accounts held by the Company represent funds for which the benefit is determined by the performance and/or fair value of the investments held in the separate account. The assets of these are carried at fair value. These variable annuities generally provide an additional minimum guaranteed death benefit. Some variable annuities also provide a minimum guaranteed income benefit. The Company's Guaranteed Indexed separate accounts provide customers a return based on the total performance of a specified financial index plus an enhancement. Hedging instruments that return the chosen index are purchased by the Company and held within the separate account. The assets in the accounts, carried at fair value, consist primarily of long-term bonds.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2019, 2018 and 2017 is as follows:

Premiums, deposits and other considerations for the year ended December 31, 2019

Reserves for separate accounts as of December 31, 2019 with assets at:

Fair value

Total as of December 31, 2019

Reserves for separate accounts by withdrawal characteristics as of December 31, 2019:

With fair value adjustment At fair value

Subtotal

Not subject to discretionary withdrawal

Total separate account reserve liabilities at December 31, 2019

Nonindexed
Guarantee	Nonguaranteed
Less Than or	Separate
Equal to 4%	Accounts	Total

$47	$844,837	$844,884

$15,473	$26,446,979	$26,462,452
$15,473	$26,446,979	$26,462,452

$15,473	$–	$15,473
–	26,310,072	26,310,072
$15,473	$26,310,072	$26,325,545
–	136,907	136,907
$15,473	$26,446,979	$26,462,452

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

	Nonindexed
	Guarantee	Nonguaranteed
	Less Than or	Separate
	Equal to 4%	Accounts		Total
Premiums, deposits and other
considerations for the year
ended December 31, 2018	$166	$995,559		$995,725
Reserves for separate accounts
as of December 31, 2018 with
assets at:
Fair value	$16,457	$23,215,860	$	$ 23,232,317
Total as of December 31, 2018	$16,457	$23,215,860		$23,232,317
Reserves for separate accounts by
withdrawal characteristics as of
December 31, 2018:
With fair value adjustment	$16,457	$–		$16,457
At fair value	–	23,110,980		23,110,980
Subtotal	$16,457	$23,110,980		$23,127,437
Not subject to discretionary
withdrawal	–	104,880		104,880
Total separate account reserve
liabilities at December 31, 2018	$16,457	$23,215,860		$23,232,317

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Premiums, deposits and other considerations for the year ended December 31, 2017

Reserves for separate accounts as of December 31, 2017 with assets at:

Fair value

Total as of December 31, 2017

Reserves for separate accounts by withdrawal characteristics as of December 31, 2017:

With fair value adjustment

At fair value

Subtotal

Not subject to discretionary withdrawal

Total separate account reserve liabilities at December 31, 2017

Nonindexed
Guarantee	Nonguaranteed
Less Than or	Separate
Equal to 4%	Accounts	Total
$128	$1,005,564	$1,005,692

$17,955	$24,836,712	$24,854,667
$17,955	$24,836,712	$24,854,667

$17,955	$–	$17,955
–	24,725,399	24,725,399
$17,955	$24,725,399	$24,743,354
–	111,313	111,313
$17,955	$24,836,712	$24,854,667

A reconciliation of the amounts transferred to and from the Company's separate accounts is presented below:

	2019	2018	2017
Transfer as reported in the summary of
operations of the separate accounts
statement:
Transfers to separate accounts	$866,291	$1,010,534	$1,024,418
Transfers from separate accounts	(2,228,421)	(1,460,192)	(1,290,485)
Net transfers from separate accounts	(1,362,130)	(449,658)	(266,067)
Miscellaneous reconciling adjustments	101,052	117,578	104,721
Net transfers as reported in the summary
of operations of the life, accident and health
annual statement	$(1,261,078)	$(332,080)	$(161,346)

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. The assets legally insulated from general account claims at December 31, 2019 and 2018 are attributed to the following products:

	2019	2018
Group annuities	$2,146,648	$2,446,903
Variable annuities	20,425,457	17,578,936
Variable universal life	3,909,194	3,244,160
Modified separate account	17,709	17,970
WRL asset accumulator	9,326	8,170
Total separate account assets	$26,508,334	$23,296,139

To compensate the general account for the risk taken, the separate account paid risk charges of $9,441, $11,344, $12,133, $11,993, and $12,368 to the general account in 2019, 2018, 2017, 2016 and 2015, respectively. During the years ended December 31, 2019, 2018, 2017, 2016 and 2015, the general account of the Company had paid $540, $480, $750, $15,371, and $43,256, respectively, toward separate account guarantees.

The Company does not participate in securities lending transactions within the separate account.

8. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums and annuity considerations earned reflect the following reinsurance amounts:

	Year Ended December 31
	2019	2018	2017
Direct premiums
	$3,348,455	$3,578,753	$3,656,349
Reinsurance assumed - non affiliates	54,209	68,724	76,854
Reinsurance assumed - affiliates	414,063	405,528	2,153,409
Reinsurance ceded - non affiliates	(103,725)	(75,864)	(3,181,521)
Reinsurance ceded - affiliates	(365,122)	(427,119)	(408,787)
Net premiums earned	$3,347,881	$3,550,022	$2,296,304

The Company received reinsurance recoveries in the amount of $587,197, $591,703 and $558,976 during 2019, 2018 and 2017, respectively. At December 31, 2019 and 2018, estimated amounts recoverable from

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

reinsurers that have been deducted from policy and contract claim reserves totaled $31,033 and $29,604. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2019 and 2018 of $4,161,453 and $4,320,660, respectively, of which $1,920,004 and $2,016,383 were ceded to affiliates.

During 2019, 2018 and 2017, amortization of deferred gains associated with previously transacted reinsurance agreements was released into income in the amount of $279,776 ($181,854 after tax), $276,268 ($179,574 after tax) and $109,601 ($71,241 after tax), respectively, into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

Letters of credit held for all unauthorized reinsurers as of December 31, 2019, 2018 and 2017 were $1,235,644, $1,285,244 and $1,330,944 respectively.

Effective July 1, 2019, the Company recaptured indexed universal life and variable universal life insurance business from an affiliate, WFG Reinsurance Limited. The Company paid cash of $39,039, recaptured $1,725 in policyholder reserves, $488 in claim reserves and policy loans of $1,176. The transaction resulted in a pre-tax loss of $40,076 which was partially offset by a commission expense allowance of $6,472 as unamortized amounts previously deferred to unassigned surplus related to the original inforce reinsurance transactions were released.

Effective October 1, 2018, the Company recaptured credit insurance business from an affiliate, Ironwood Re Corp. The Company released $248 of funds withheld liability, recaptured $335 of policyholder reserves and $68 of claim reserves. The transaction resulted in a pre-tax loss of $155 which has been included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cession of this business to Ironwood in the amount of $309 ($201 after-tax) with a corresponding charge to unassigned surplus.

Effective October 1, 2018, the Company recaptured insurance business from an affiliate, Harbor View Re Corp. The Company paid cash of $1,400, released a funds withheld liability of $9,750 and assumed $10,387 of policyholder reserves, $144 of claim reserves and net due premiums and commissions of $781. The transaction resulted in a pre-tax loss of $1,400 which has been included in the Statements of Operations.

Effective October 1, 2018, the Company recaptured group health insurance business from Transamerica Life Insurance Company (TLIC), an affiliate. The Company received cash of $33,799, recaptured $13,767 of policyholder reserves, $980 of unearned premium reserve and $7,366 of claim reserves. The transaction resulted in a pre-tax gain of $11,686 which has been included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original transaction in the amount of $2,191 ($1,424 after-tax) with a corresponding charge to unassigned surplus.

Effective June 29th, 2018, the Company and Wilton Re U. S. Holdings, Inc. (Wilton Re) entered into an agreement as to the "Final Net Settlement Statements and Other Matters" (NSS) associated with the reinsurance agreement between the two companies that was effective April 1, 2017. This agreement related to the reinsurance of the payout annuity and BOLI/COLI business to Wilton Re. As a result of the

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

mutual concessions between the parties, Wilton Re paid the Company $19,084. In addition, the Company released a reinsurance receivable in the amount of $8,428 related to the initial proposed NSS used for closing. The net pretax impact to capital and surplus of these adjustments was $10,656.

Effective December 1, 2017, the Company entered into an agreement with TLIC to convert the modified coinsurance agreement to coinsurance and funds withheld. As a result, TLIC transferred cash and invested assets to the Company. Assets that were not able to be transferred were retained in a FWH portfolio by TLIC until they mature, are sold or can be transferred. The company received cash and invested assets with a market value of $6,487,360 along with policy reserves of $4,543,045 and claim reserves of $199,940 net of due an advance premium of $5,815 from TLIC (which the Company previously assumed on a modco basis). As a result of the transaction $1,144,148 of IMR were released from TLIC and transferred to the Company. The transaction results in a pre-tax gain of $606,041 ($393,926 net of tax) which has been reported in surplus. Recognition of the surplus increase as income shall be reflected on a net of tax basis as earnings emerge from the business reinsured.

On June 28, 2017, Transamerica completed a transaction to reinsure its payout annuity business and Bank Owned Life Insurance/ Corporate Owned Life Insurance business (BOLI/COLI). Under the terms of the Master Agreement, the Company entered into a 100% coinsurance (general account liabilities)/modified coinsurance (separate account liabilities) reinsurance agreement with Wilton Reassurance Company, with an effective date of April 1, 2017. The Company transferred assets in the amount of $3,063,865, which included a ceding commission of $135,819, and released policy and deposit-type reserves of $2,264,229 and policy loans of $7,545 related to the business. Modified coinsurance separate account reserves of $401,609 were retained by the company. As a part of the transaction, the company realized $568,029 in net gains on the assets that were transferred of which $363,243 were deferred to IMR. The IMR liability simultaneously was released along with historical deferrals associated with the blocks of business in the amount of $429,415, resulting in a pretax loss of $172,980, which has been included in the Statements of Operations.

Effective January 1, 2017, the Company entered into a coinsurance retrocession agreement with TLIC Watertree Reinsurance, Inc. (TWRI), an affiliate, under which TWRI coinsures to the Company accelerated death benefits on a product ceded from Transamerica Life Insurance Company to TWRI.

Effective April 14, 2015, the reinsurance agreement dated December 31, 2008 reinsuring variable annuity reinsurance between the Company and Transamerica International Re (Bermuda) Ltd (TIRe), an affiliate, was novated to Firebird Re Corp. (FReC), also an affiliate. Subsequent to the novation, the Companies entered into an amended and restated reinsurance agreement related to the block of business. The modified coinsurance reinsurance reserves were converted to coinsurance reserves and a general account funds withheld was established. During 2017, the Company received invested assets in the amount of $22,479 from FReC as settlement of reinsurance receivables. FReC merged into TLIC, an affiliate, effective October 1, 2018, so the reinsurance agreement is now with TLIC. In 2018, all reinsurance between the Company and TLIC (FReC) was settled in cash.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

9. Income Taxes

The net deferred income tax asset at December 31, 2019 and 2018 and the change from the prior year are comprised of the following components:

		December 31, 2019
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$708,175	$31,638	$739,813
Statutory Valuation Allowance Adjustment	–	–	–
Adjusted Gross Deferred Tax Assets	708,175	31,638	739,813
Deferred Tax Assets Nonadmitted	334,893	–	334,893
Subtotal (Net Deferred Tax Assets)	373,282	31,638	404,920
Deferred Tax Liabilities	129,055	44,616	173,671
Net Admitted Deferred Tax Assets	$244,227	$(12,978)	$231,249

		December 31, 2018
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$693,441	$51,157	$744,598
Statutory Valuation Allowance Adjustment	–	–	–
Adjusted Gross Deferred Tax Assets	693,441	51,157	744,598
Deferred Tax Assets Nonadmitted	335,913	–	335,913
Subtotal (Net Deferred Tax Assets)	357,528	51,157	408,685
Deferred Tax Liabilities	123,272	46,464	169,736
Net Admitted Deferred Tax Assets	$234,256	$4,693	$238,949

		Change
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$14,734	$(19,519)	$(4,785)
Statutory Valuation Allowance Adjustment	–	–	–
Adjusted Gross Deferred Tax Assets	14,734	(19,519)	(4,785)
Deferred Tax Assets Nonadmitted	(1,020)	–	(1,020)
Subtotal (Net Deferred Tax Assets)	15,754	(19,519)	(3,765)
Deferred Tax Liabilities	5,783	(1,848)	3,935
Net Admitted Deferred Tax Assets	$9,971	$(17,671)	$(7,700)

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2019	2018	Change
Deferred Tax Assets:
Ordinary
Policyholder reserves	$364,402	$361,776	$2,626
Investments	74,613	68,973	5,640
Deferred acquisition costs	237,251	227,453	9,798
Policyholder dividends accrual	196	210	(14)
Fixed assets	1,590	420	1,170
Compensation and benefits accrual	383	358	25
Receivables - nonadmitted	19,999	23,535	(3,536)
Other (including items <5% of total
ordinary tax assets)	9,741	10,716	(975)
Subtotal	708,175	693,441	14,734
Nonadmitted	334,893	335,913	(1,020)
Admitted ordinary deferred tax assets	373,282	357,528	15,754
Capital:
Investments	31,638	51,157	(19,519)
Subtotal	31,638	51,157	(19,519)
Admitted capital deferred tax assets	31,638	51,157	(19,519)
Admitted deferred tax assets	$404,920	$408,685	$(3,765)

	Year Ended December 31
	2019	2018	Change
Deferred Tax Liabilities:
Ordinary
Investments	$72,740	$66,130	$6,610
Policyholder reserves	53,123	53,653	(530)
Other (including items <5% of total
ordinary tax liabilities)	3,191	3,489	(298)
Subtotal	129,054	123,272	5,782
Capital
Investments	44,617	46,464	(1,847)
Subtotal	44,617	46,464	(1,847)
Deferred tax liabilities	173,671	169,736	3,935
Net deferred tax assets/liabilities	$231,249	$238,949	$(7,700)

As a result of the 2017 Tax Cuts and Jobs Act (TCJA), the Company's tax reserve deductible temporary difference decreased by ($400,000). This change results in an offsetting $400,000 deductible temporary

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

difference that will be amortized into taxable income evenly over the eight years subsequent to 2017. The remaining amortizable balance is included within the Policyholder Reserves line items above.

As discussed in Note 2, for the years ended December 31, 2019 and 2018 the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

			December 31, 2019
		Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years
	Recoverable Through Loss Carrybacks	$–	$11,238	$11,238
2(b)	Adjusted Gross Deferred Tax Assets Expected to
	be Realized (Excluding The Amount of Deferred
	Tax Assets From 2(a) above) After Application of
	the Threshold Limitation (the Lesser of 2(b)1 and
	2(b)2 below)	220,011	–	220,011

1.Adjusted Gross Deferred Tax Assets Expected to be Realized Following the

	Balance Sheet Date	220,011	–	220,011
	2. Adjusted Gross Deferred Tax Assets
	Allowed per Limitation Threshold	XXX	XXX	310,453
2(c) Adjusted Gross Deferred Tax Assets (Excluding
	The Amount Of Deferred Tax Assets From 2(a)
	and 2(b) above) Offset by Gross Deferred Tax
	Liabilities	153,271	20,400	173,671
2(d)	Deferred Tax Assets Admitted as the result of
	application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$373,282	$31,638	$404,920

			December 31, 2018
		Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years
	Recoverable Through Loss Carrybacks	$–	$17,086	$17,086
2(b)	Adjusted Gross Deferred Tax Assets Expected to
	be Realized (Excluding The Amount of Deferred
	Tax Assets From 2(a) above) After Application of
	the Threshold Limitation (the Lesser of 2(b)1 and
	2(b)2 below)	221,863	–	221,863
	1. Adjusted Gross Deferred Tax Assets
	Expected to be Realized Following the
	Balance Sheet Date	221,863	–	221,863
	2. Adjusted Gross Deferred Tax Assets
	Allowed per Limitation Threshold	XXX	XXX	258,932
2(c)	Adjusted Gross Deferred Tax Assets (Excluding
	The Amount Of Deferred Tax Assets From 2(a)
	and 2(b) above) Offset by Gross Deferred Tax
	Liabilities	135,665	34,071	169,736
2(d)	Deferred Tax Assets Admitted as the result of
	application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$357,528	$51,157	$408,685

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

			Change
		Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years
	Recoverable Through Loss Carrybacks	$–	$(5,848)	$(5,848)
2(b)	Adjusted Gross Deferred Tax Assets Expected to
	be Realized (Excluding The Amount of Deferred
	Tax Assets From 2(a) above) After Application of
	the Threshold Limitation (the Lesser of 2(b)1 and
	2(b)2 below)	(1,852)	–	(1,852)
	1. Adjusted Gross Deferred Tax Assets
	Expected to be Realized Following the
	Balance Sheet Date	(1,852)	–	(1,852)
	2. Adjusted Gross Deferred Tax Assets
	Allowed per Limitation Threshold	XXX	XXX	51,521
2(c)	Adjusted Gross Deferred Tax Assets (Excluding
	The Amount Of Deferred Tax Assets From 2(a)
	and 2(b) above) Offset by Gross Deferred Tax
	Liabilities	17,606	(13,671)	3,935
2(d)	Deferred Tax Assets Admitted as the result of
	application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$15,754	$(19,519)	$(3,765)

		December 31
		2019	2018	Change
Ratio Percentage Used To Determine Recovery
Period and Threshold Limitation Amount		877%	758%	119%
Amount of Adjusted Capital and Surplus Used To

Determine Recovery Period and Threshold
Limitation in 2(b)2 Above		$2,069,687	$1,726,211	$343,476

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The impact of tax planning strategies at December 31, 2019 and 2018 was as follows:

		December 31, 2019
Ordinary		Capital
Percent		Percent	Total Percent
Impact of Tax Planning Strategies:
(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	2%	0%	2%

		December 31, 2018
Ordinary		Capital
Percent		Percent	Total Percent
Impact of Tax Planning Strategies:
(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	0%	30%	4%

The Company's tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2019	2018	Change
Current Income Tax
Federal	$39,259	$30,372	$8,887
Subtotal	39,259	30,372	8,887
Federal income tax on net capital gains	8,597	(47,135)	55,732
Federal and foreign income taxes incurred	$47,856	$(16,763)	$64,619

	Year Ended December 31
	2018	2017	Change
Current Income Tax
Federal	$30,372	$903,151	$(872,779)
Subtotal	30,372	903,151	(872,779)
Federal income tax on net capital gains	(47,135)	94,516	(141,651)
Federal and foreign income taxes incurred	$(16,763)	$997,667	$(1,014,430)

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Company's current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to income before tax as follows:

	Year Ended December 31
	2019	2018	2017
Current income taxes incurred	$47,856	$(16,763)	$997,667
Change in deferred income taxes	(10,084)	(7,833)	39,231
(without tax on unrealized gains and losses)
Total income tax reported	$37,772	$(24,596)	$1,036,898

Income before taxes	$619,186	$400,924	$1,058,153
	21.00%	21.00%	35.00%
Expected income tax expense (benefit) at
statutory rate	$130,029	$84,194	$370,354
Increase (decrease) in actual tax reported resulting from:
Pre-tax income of disregarded subsidiaries	$(2,007)	$(2,411)	$(1,074)
Dividends received deduction	(31,895)	(25,962)	(46,859)
Tax-exempt income	(861)	(1,102)	(1,663)
Nondeductible expenses	252	604	304
Pre-tax items reported net of tax	(52,817)	(54,399)	344,472
Tax credits	(13,951)	(9,199)	(6,892)
Prior period tax return adjustment	4,028	(21,398)	4,029
Change in tax rates	–	–	357,034
Change in uncertain tax positions	–	948	(3,844)
Deferred tax expense on other items in surplus	4,916	3,900	20,986
Other	78	229	51
Total income tax reported	$37,772	$(24,596)	$1,036,898

On December 22, 2017, the TCJA reduced the federal tax rate to 21%. As a result, the Company reduced its net deferred tax asset balance by $357,034, excluding $23,017 of net deferred tax asset reduction on unrealized gains/(losses) in the 2017 financial statements.

The effects of the U.S. tax reform were reflected in the 2017 financial statements as determined or as reasonably estimated provisional amounts based on available information subject to interpretation in accordance with the SEC's Staff Accounting Bulletin No. 118 (SAB 118), as adopted by NAIC SAPWG INT 18-01. SAB 118 provides guidance on accounting for the effects of U.S. tax reform where the Company's determinations are incomplete but the Company can determine a reasonable estimate. The TCJA related disclosures and figures in the 2018 financials represent final impacts with no estimated figures remaining.

The Company's federal income tax return is consolidated with other included affiliated companies. Please see the listing of companies in Appendix A. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company's separately computed income tax liability or the consolidated group's income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company's separately computed income tax liability or the consolidated group's income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not been filed for 2019.

The following is income tax expense for current year and preceding years that is available for recoupment in the event of future losses:

Total
2019	$7,361
2018	$–
2017	$72,284

The total amount of the unrecognized tax benefits that, if recognized, would affect the effective income tax rate:

Unrecognized Tax
Benefits
Balance at January 1, 2018	$1,804
Tax positions taken during prior period	948
Balance at December 31, 2018	$2,752
Balance at December 31, 2019	$2,752

The Company classifies interest and penalties related to income taxes as income tax expense. The amount of interest and penalties accrued on the balance sheet as income taxes includes the following:

Balance at January 1, 2017 Interest expense (benefit) Penalties expense (benefit) Cash (paid) received Balance at December 31, 2017 Interest expense (benefit) Penalties expense (benefit) Cash (paid) received Balance at December 31, 2018 Interest expense (benefit) Penalties expense (benefit) Cash (paid) received Balance at December 31, 2019

Interest	Penalties	Total payable (receivable)
$236	$–	$236
(20)	–	(20)
–	–	–
–	–	–
$216	$–	$216
419	–	419
–	–	–
–	–	–
$635	$–	$635
264	–	264
–	–	–
–	–	–
$899	$–	$899

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Company has no federal income tax returns currently under examination. The Internal Revenue Service completed its examination for years 2009 through 2013 resulting in tax return adjustments for which an appeals conference was requested. Federal income tax returns filed in 2014 through 2018 remain open, subject to potential future examination. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

10. Capital and Surplus

The Company has two classes of common stock, Class A and Class B. Each outstanding share of Class A is entitled to four votes for any matter submitted to a vote at a meeting of stockholders, whereas each outstanding share of Class B is entitled to one such vote. The Company has 10,000 shares of Class A and 10,000 shares of Class B common shares authorized at $750 per share par value of which, 9,819 of Class A and 3,697 of Class B were issued and outstanding at December 31, 2019 and 2018.

The Company has no preferred stock authorized.

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its stockholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the Company's statutory surplus as of the preceding December 31, or (b) the Company's statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2019, without the prior approval of insurance regulatory authorities, is $349,625.

On February 1, 2019, the Company paid ordinary common stock dividends of $8,444 to Commonwealth General Corporation.

The Company received ordinary common stock dividends of $30,000, $20,000, $15,000, and $15,000 from World Financial Group Insurance Agency, Inc. on March 29, 2019, June 21, 2019, September 30, 2019, and December 20, 2019, respectively.

On December 20, 2019, Transamerica Realty paid ordinary common stock dividends of $2,826 to the Company.

The Company reported a contribution receivable from parent of $150,000 at December 31, 2017. The contribution was received on February 1, 2018.

On December 31, 2018 the Company received a $6 contribution from its subsidiary Transamerica Asset Management, Inc. On December 31, 2018, the Company paid a $1,360 non-cash contribution to its subsidiary, Real Estate Alternatives Portfolio 3A, Inc. (REAP 3A). On December 19, 2018, the Company received a common stock dividend from its subsidiary, World Financial Group Insurance Agency, Inc. in the amount of $30,000. On September 27, 2018, the Company received a non-cash common stock dividend from its subsidiary, World Financial Group Insurance Agency, Inc. in the amount of $30,000.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on the various risk factors related to it. At December 31, 2019, the Company meets the minimum RBC requirements.

The Company's surplus notes are held by CGC and Transamerica Corporation (TA Corp). These notes are due 20 years from the date of issuance at an interest rate of 6% and are subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company. The Company received approval from the Iowa Insurance Division prior to paying quarterly interest payments.

On December 20, 2019, the Company repaid in full its $57,266 surplus note with Transamerica Corporation and made a partial repayment of $42,734 on its surplus note with Commonwealth General Corporation. The Company received IID approval for this transaction. Additional information related to the outstanding surplus notes at December 31, 2019 and 2018 is as follows:

For Year	Balance	Interest Paid	Cumulative	Accrued
Ending	Outstanding	Current Year	Interest Paid	Interest
2019
CGC	$60,000	$6,306	$98,822	$300
TA Corp	–	3,627	45,724	–
Total	$60,000	$9,933	$144,546	$300
2018

CGC	$102,734	$6,164	$92,515	$514
TA Corp	57,266	3,436	42,097	286

Total	$160,000	$9,600	$134,612	$800

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

11. Securities Lending

The Company participates in an agent-managed securities lending program in which the Company primarily loans out US Treasuries and other bonds. The Company receives collateral equal to 102% of the fair value of the loaned government or other domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or other domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2019 and 2018, respectively, securities with a fair value of $716,001 and $555,825 were on loan under securities lending agreements as part of this program. At December 31, 2019 and 2018, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $757,186 and $575,155 at December 31, 2019 and 2018, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

	Fair Value
	2019	2018
Open	$757,186	$574,886
Total	757,186	574,886
Securities received	–	–
Total collateral received	$757,186	$574,886

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The maturity dates of the reinvested securities lending collateral are as follows:

		2019	2018
	Amortized		Amortized
	Cost	Fair Value	Cost	Fair Value
Open	$26,407	$26,407	$85,260	$85,260
30 days or less	208,268	208,268	140,236	140,236
31 to 60 days	309,546	309,546	104,248	104,249
61 to 90 days	75,517	75,517	60,156	60,155
91 to 120 days	73,818	73,818	104,653	104,653
121 to 180 days	63,630	63,630	80,602	80,602
Total	757,186	757,186	575,155	575,155
Securities received	–	–	–	–
Total collateral reinvested	$757,186	$757,186	$575,155	$575,155

For securities lending, the Company's source of cash used to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $757,905 (fair value of $757,186) that are currently tradable securities that could be sold and used to pay for the $757,186 in collateral calls that could come due under a worst-case scenario.

12.Retirement and Compensation Plans Defined Contribution Plans

The Company's employees participate in a contributory defined contribution plan sponsored by TA Corp which is qualified under Section 401(k) of the Internal Revenue Code. Generally, employees of the Company who customarily work at least 20 hours per week and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to 100% of eligible earnings, subject to government or other plan restrictions for certain key employees. The Company will match an amount up to three percent of the participant's eligible earnings. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974, as amended (ERISA). Benefits expense was $1,746, $1,767 and $1,805 was allocated to the Company for the years ended December 31, 2019, 2018 and 2017, respectively.

Defined Benefit Plans

The Company's employees participate in a qualified defined benefit pension plan sponsored by TA Corp. Generally, employees of the Company who customarily work at least 20 hours per week and complete six months of continuous service and meet the other eligibility requirements are participants of the plan. The Company has no legal obligation for the plan. The benefits are based on years of service and the employee's eligible compensation. The plan provides benefits based on a traditional final average formula or a cash balance formula. The plan is subject to the reporting and disclosure requirements of the ERISA.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

TA Corp sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The Company has no legal obligation for the plan. The plans are noncontributory and benefits are based on years of service and the employee's eligible compensation. The plan provides benefits based on a traditional final average formula or cash balance formula. The plans are unfunded and nonqualified under the Internal Revenue Service Code.

The Company recognizes pension expense equal to its allocation from TA Corp. The pension expense related to both the defined pension plan and the supplemental retirement plans is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits, and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP No. 102, Pensions. Pension expenses were $3,889, $3,832 and $4,166, for the years ended December 31, 2019, 2018 and 2017, respectively.

In addition to pension benefits, TA Corp sponsors unfunded plans that provide health care and life insurance benefits to retired Company employees meeting certain eligibility requirements. The Company has no legal obligation for the plan. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are allocated among the participating companies based on IAS 19 and based upon actuarial participant benefit calculations which is within the guidelines of SSAP No. 92, Postretirement Benefits Other Than Pensions. The Company expensed $585, $710 and $769 related to these plans for the years ended December 31, 2019, 2018 and 2017, respectively.

Other Plans

TA Corp has established deferred compensation plans for certain key employees of the Company. The Company's allocation of expense for these plans for each of the years ended December 31, 2019, 2018 and 2017 was insignificant.

13. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a shared services and cost sharing agreement among and between the Transamerica companies, under which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. The Company is also a party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, LLC. whereby the advisor serves as the administrator and advisor for the Company's mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. The Company provides office space, marketing and administrative services to certain affiliates. The amount received by the Company as a result of being a party to these agreements was $121,914, $101,998 and $50,807 during 2019, 2018 and 2017, respectively. The amount paid as a result of being a party to these agreements was $449,378, $477,650 and $328,319 during 2019, 2018 and 2017, respectively.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $19, $24 and $41 for the years ended December 31, 2019, 2018 and 2017, respectively.

At December 31, 2019 and 2018, the Company reported a net amount of $28,746 and ($12,506) (payable to)/receivable from parent, subsidiary and affiliated companies, respectively. Terms of settlement require that these amounts be settled within 90 days. Receivables from and payables to affiliates bear interest at the thirty-day commercial paper rate.

During 2019, 2018 and 2017, the Company (paid)/received net interest of ($37), ($582) and ($75), respectively, to affiliates.

The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the Transamerica Series Trust. The Company received $20,792, $21,516 and $22,070 for these services during 2019, 2018 and 2017, respectively.

At December 31, 2019, the Company had short-term intercompany notes receivable of $102,900 as follows. In accordance with SSAP No. 25, Affiliates and Other Related Parties, these notes are reported as short-term investments.

Receivable from	Amount	Due By	Interest Rate
Transamerica Corporation	$8,600	December 18, 2020	1.61%
Transamerica Corporation	94,300	December 30, 2020	1.61%

At December 31, 2018, the Company had short-term intercompany notes receivable of $194,600 as follows.

Receivable from	Amount	Due By	Interest Rate
Transamerica Corporation	$24,100	September 21, 2019	1.99%
Transamerica Corporation	22,500	October 3, 2019	2.15%
Transamerica Corporation	12,800	October 5, 2019	2.15%
Transamerica Corporation	29,200	October 26, 2019	2.15%
Transamerica Corporation	106,000	December 14, 2019	2.31%

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate, TLIC. At December 31, 2019 and 2018, the cash surrender value of these policies was $170,124 and $167,126, respectively.

During 1998, TLIC issued life insurance policies to LIICA, covering the lives of certain LIICA employees. The Company entered into an assumption reinsurance transaction with TLIC effective September 30, 2008, resulting in the Company assuming all liabilities of TLIC arising under these policies. Accordingly, the Company held aggregate reserves for policies and contracts related to these policies of $181,648 and $179,004 at December 31, 2019 and 2018, respectively.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Information regarding the Company's affiliated reinsurance transactions is available in Note 8. Reinsurance.

Information regarding the Company's affiliated guarantees is available in Note 15. Commitments and Contingencies.

The Company utilizes the look-through approach in valuing its investment in the following ten entities.

Real Estate Alternatives Portfolio 3, LLC	$6,338
Real Estate Alternatives Portfolio 4 HR, LLC	$47,545
Real Estate Alternatives Portfolio 4 MR, LLC	$3,043
Aegon Multi-Family Equity Fund, LLC	$14,713
Aegon Workforce Housing Fund 2, L.P.	$40,684
Aegon Workforce Housing Fund 3, L.P.	$6,238
Natural Resources Alternatives Portfolio I, LLC	$85,097
Natural Resources Alternatives Portfolio II, LLC	$2
Natural Resources Alternatives Portfolio 3, LLC	$79,648
Zero Beta Fund, LLC	$283,925

These entity's financial statements are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97 entities and/or non-SCA SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, entities owned by these entities. All liabilities, commitments, contingencies, guarantees or obligations of these entities which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company's determination of the carrying value of the investment in these entities.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The following tables shows the disclosures for all SCA investments, except 8bi entities, and balance sheet value (admitted and nonadmitted) as of December 31, 2019 and 2018:

December 31, 2019
	Percentage of
	SCA		Admitted	Nonadmitted
SCA Entity	Ownership	Gross Amount	Amount	Amount
SSAP No. 97 8a Entities
..........................................	–%	$–	$–	$–
Total SSAP No. 97 8a Entities	XXX	$–	$–	$–
SSAP No. 97 8b(ii) Entities
..........................................	–%	$–	$–	$–
Total SSAP No. 97 8b(ii) Entities	XXX	$–	$–	$–
SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	37%	$8,949	$8,949	$–
INTERSECURITIES INS AGENCY INC	100	–	–	–
TRANSAMERICA ASSET MANAGEMENT INC	77	90,420	90,420	–
TRANSAMERICA FUND SERVICES INC	44	–	–	–
WORLD FIN GRP INSURANCE AGENCY INC	100	–	–	–
AEGON DIRECT MARKETING SVC INC	73	–	–	–
Total SSAP No. 97 8b(iii) Entities	XXX	$99,369	$99,369	$–
SSAP No. 97 8b(iv) Entities
0	–%	$–	$–	$–
Total SSAP No. 97 8b(iv) Entities	XXX	$–	$–	$–
Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$99,369	$99,369	$–
Aggregate Total	XXX	$99,369	$99,369	$–

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

December 31, 2018
	Percentage of
	SCA		Admitted	Nonadmitted
SCA Entity	Ownership	Gross Amount	Amount	Amount
SSAP No. 97 8a Entities
None	–%	$–	$–	$–
Total SSAP No. 97 8a Entities	XXX	$–	$–	$–
SSAP No. 97 8b(ii) Entities
None	–%	$–	$–	$–
Total SSAP No. 97 8b(ii) Entities	XXX	$–	$–	$–
SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	37%	$15,475	$15,475	$–
INTERSECURITIES INS AGENCY INC	100	–	–	–
TRANSAMERICA ASSET MANAGEMENT INC	77	68,079	68,079	–
TRANSAMERICA FUND SERVICES INC	44	–	–	–
WORLD FIN GRP INSURANCE AGENCY INC	100	–	–	–
AEGON DIRECT MARKETING SVC INC	74	–	–	–
Total SSAP No. 97 8b(iii) Entities	XXX	$83,554	$83,554	$–
SSAP No. 97 8b(iv) Entities
None	–%	$–	$–	$–
Total SSAP No. 97 8b(iv) Entities	XXX	$–	$–	$–
Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$83,554	$83,554	$–
Aggregate Total	XXX	$83,554	$83,554	$–

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The following table shows the NAIC responses for the SCA filings (except 8bi entities) as of December 31, 2019 and 2018:

December 31, 2019
NAIC
Disallowed
Entities
Valuation
				NAIC	Method,
	Type of	Date of	NAIC	Response	Submission
	NAIC	Filing to	Valuation	Received	Required
SCA Entity	Filing*	the NAIC	Amount	Y/N	Y/N	Code**
SSAP No. 97 8a Entities
..........................................			$–
Total SSAP No. 97 8a Entities	─	─	$–	─	─	─
SSAP No. 97 8b(ii) Entities
..........................................			$–
Total SSAP No. 97 8b(ii) Entities	─	─	$–	─	─	─
SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	S2	1/6/2020	$14,455	Y	N	I
INTERSECURITIES INS AGENCY INC	NA		–	–	–	I
TRANSAMERICA ASSET MANAGEMENT INC	S2	8/30/2019	66,705	Y	N	I
TRANSAMERICA FUND SERVICES INC	NA		–	–	–	I
WORLD FIN GRP INSURANCE AGENCY INC	NA		–	–	–	I
AEGON DIRECT MARKETING SVC INC	NA		–	–	–	I
Total SSAP No. 97 8b(iii) Entities	─	─	$81,160	─	─	─
SSAP No. 97 8b(iv) Entities
..........................................			$–
Total SSAP No. 97 8b(iv) Entities	─	─	$–	─	─	─
Total SSAP No. 97 8b Entities (except 8bi entities)	─	─	$81,160	─	─	─
Aggregate Total	─	─	$81,160	─	─	─

*S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing

**I – Immaterial or M – Material

(1)NAIC Valuation Amount is as of the Filing Date to the NAIC

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

December 31, 2018					NAIC

Disallowed
Entities
Valuation
				NAIC	Method,
	Type of	Date of	NAIC	Response	Submission
	NAIC	Filing to	Valuation	Received	Required
SCA Entity	Filing*	the NAIC	Amount	Y/N	Y/N	Code**
SSAP No. 97 8a Entities
None	–		$–	–	–	–
Total SSAP No. 97 8a Entities	─	─	$–	─	─	─
SSAP No. 97 8b(ii) Entities
None	–		$–	–	–	–
Total SSAP No. 97 8b(ii) Entities	─	─	$–	─	─	─
SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	S2	12/21/2018 $	11,370	Y	N	I
INTERSECURITIES INS AGENCY INC	NA		–	–	–	I
TRANSAMERICA ASSET MANAGEMENT INC	S2	2/19/2019	39,532	Y	N	I
TRANSAMERICA FUND SERVICES INC	NA		–	–	–	I
WORLD FIN GRP INSURANCE AGENCY INC	NA		–	–	–	I
AEGON DIRECT MARKETING SVC INC	NA		–	–	–	I
Total SSAP No. 97 8b(iii) Entities	─	─	$50,902	─	─	─
SSAP No. 97 8b(iv) Entities
None	–		$–	–	–	–
Total SSAP No. 97 8b(iv) Entities	─	─	$–	─	─	─
Total SSAP No. 97 8b Entities (except 8bi entities)	─	─	$50,902	─	─	─
Aggregate Total	─	─	$50,902	─	─	─

*S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing

**I – Immaterial or M – Material

(1)NAIC Valuation Amount is as of the Filing Date to the NAIC

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

14. Managing General Agents

The Company utilizes managing general agents (MGA) and third-party administrators (TPA) in its operation. Information regarding these entities for the year ended December 31, 2019 is as follows:

Total Direct
Name and Address of Managing			Types of	Types of	Premiums
General Agent or Third-Party		Exclusive	Business	Authority	Written/
Administrator	FEIN	Contract	Written	Granted	Produced By
The Vanguard Group, Inc., 100	23-1945930	NO	Deferred and Income	C,B,P,U	$631,289
Vanguard Blvd., Malvern, PA			Annuities
19355
Total
$631,289

C- Claims Payment

B- Binding Authority1%

P- Premium Collection

U- Underwriting

For the years ended December 31, 2019, 2018 and 2017, respectively, direct premiums of $631,289, $783,938 and $928,060 were written by MGA's and TPA's.

15. Commitments and Contingencies

The Company has issued synthetic GIC contracts to benefit plan sponsors on assets totaling $50,276,331 and $52,252,582 as of December 31, 2019 and 2018, respectively. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a premium that varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow. There has been no contract reserve established for the possibility of unexpected benefit payments at below market interest rates at December 31, 2019 and 2018, respectively. Effective July 1, 2017, the Company entered into a coinsurance agreement under which the Company cedes 50% of its outstanding synthetic GIC notional.

At December 31, 2019 and 2018, the Company has mortgage loan commitments of $205,984 and $166,585, respectively.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Company has contingent commitments of $457,896 and $311,089 at December 31, 2019 and 2018, respectively, to provide additional funding for various joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $66,571 and $77,186.

Private placement commitments outstanding as of December 31, 2019 were $73,260. Private placement commitments outstanding as of December 31, 2018 were and $34,030.

There were no securities acquired (sold) on a TBA basis as of December 31, 2019 and 2018, respectively.

The Company may pledge cash as collateral for derivative transactions. When cash is pledged as collateral, it is derecognized and a receivable is recorded to reflect the eventual return of that cash by the counterparty. The amount of cash collateral pledged by the Company as of December 31, 2019 and 2018, respectively, was $0 and $11,500.

At December 31, 2019 and 2018, securities in the amount of $0 and $1,777, respectively, were posted to the Company as collateral from derivative counterparties. The securities were not included on the Company's balance sheet as the Company does not have the ability to sell or repledge the collateral.

The Company is a member of the FHLB of Des Moines. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company's strategy to utilize these funds to improve spread lending liquidity. The Company has determined the actual/estimated maximum borrowing capacity as $1,866,170. The Company calculated this amount in accordance with the terms and conditions of agreement with FHLB of Des Moines.

At December 31, 2019 and 2018, the Company purchased/owned the following FHLB stock as part of the agreement:

	Year Ended December 31
	2019	2018
Membership Stock:
Class A	$–	$–
Class B	10,000	10,000
Activity Stock	47,000	56,800
Excess Stock	–	–
Total	$57,000	$66,800

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

At December 31, 2019, Membership Stock (Class A and B) Eligible for Redemption and the anticipated timeframe for redemption was as follows:

		6 Months to	1 to Less
	Less Than	Less Than 1	Than 3	3 to 5
	6 Months	Year	Years	Years
Membership Stock

Class A	$–	$–	$–	$–
Class B	–	–	–	10,000
Total	$–	$–	$–	$10,000

At December 31, 2019 and 2018, the amount of collateral pledged and the maximum amount pledged to the FHLB during the reporting period was as follows:

	Fair Value	Carry Value
December 31, 2019
Total Collateral Pledged	$1,928,082	$1,829,749
Maximum Collateral Pledged	1,918,144	1,872,037
	Fair Value	Carry Value
Decemeber 31, 2018
Total Collateral Pledged	$2,063,593	$2,086,543
Maximum Collateral Pledged	2,066,367	2,135,128

At December 31, 2019 and 2018, the borrowings from the FHLB were as follows:

December 31, 2019

Funding

Agreements

General Reserves

Account Established

December 31, 2018

Funding

Agreements

General Reserves

Account Established

Debt1	$1,175,000	$–	$ 1,175,000	$–
Funding agreements2	–	–	245,000	246,610
Other	–	–	–	–
Total	$1,175,000	$–	$ 1,420,000	$246,610

1The maximum amount of borrowing during 2019 was $1,175,000

2The maximum amount of borrowing during 2019 was $0

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

As of December 31, 2019 , the weighted average interest rate on FHLB advances was 2.120% with a weighted average term of 0.8 years. During 2018, the weighted average interest rate on FHLB advances was 2.738% with a weighted average term of 2.1 years.

At December 31, 2019, the borrowings from the FHLB were not subject to prepayment penalties.

The Company has provided guarantees for the obligations of noninsurance affiliates who have accepted assignments of structured settlement payment obligations from other insurers and purchase structured settlement insurance policies from subsidiaries of the Company that match those obligations. The guarantees made by the Company are specific to each structured settlement contract and vary in date and duration of the obligation. These are numerous and are backed by the reserves established by the Company to represent the present value of the future payments for those contracts. The statutory reserve established at December 31, 2019 for the total payout block is $2,124,229. As this reserve is already recorded on the balance sheet of the Company, there was no additional liability recorded due to the adoption of SSAP No. 5R.

The Company is a party to legal proceedings involving a variety of issues incidental to its business, including class actions lawsuits. Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company's legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management's opinion that damages arising from such demands will not be material to the Company's financial position.

In addition, the insurance industry has increasingly and routinely been the subject of litigation, investigations, regulatory activity and challenges by various governmental and enforcement authorities and policyholder advocate groups concerning certain practices. For example, unclaimed property administrators and state insurance regulators are performing unclaimed property examinations of the life insurance industry in the U.S., including the Company. These are in some cases multi-state examinations that include the collective action of many of the states. Additionally, some states are conducting separate examinations or instituting separate enforcement actions in regard to unclaimed property laws and related claims practices. As other insurers in the United States have done, the Company identified certain additional internal processes that it has implemented or is in the process of implementing. As of December 31, 2019 and 2018, the Company's reserves related to this matter were not material to the Company's financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

financial reporting purposes. The Company has established a reserve of $2,780 and $3,122, and an offsetting premium tax benefit of $2,125 and $2,456 at December 31, 2019 and 2018, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund (benefit) expense was $1,122, $386 and $1,193 for the years ended December 31, 2019, 2018 and 2017.

16. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received. At December 31, 2019 and 2018, the Company had dollar repurchase agreements outstanding in the amount of $255,491 and $110,400, respectively, which is included in borrowed money on the balance sheets. Those amounts include accrued interest of $677 and $360, at December 31, 2019 and 2018, respectively. At December 31, 2019, securities with a book value of $254,966 and a fair value of $255,467 were subject to dollar repurchase agreements. These securities have maturity dates that range from January 1, 2033 to November 1, 2049. At December 31, 2018, securities with a book value of $109,657 and a fair value of $111,051 were subject to dollar repurchase agreements. The Company does not have the legal right to recall or substitute the underlying assets prior to the transaction's scheduled termination. Upon scheduled termination, the counterparty is obligated to return substantially similar assets.

The contractual maturities of dollar repurchase agreements are as follows:

	Fair Value
	2019	2018
Open	$254,814	$110,040
30 days or less	–	–
31 to 60 days	–	–
61 to 90 days	–	–
Greater than 90 days	–	–
Total	254,814	110,040
Securities received	–	–
Total collateral received	$254,814	$110,040

In the course of the Company's asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company's yield on its investment portfolio. There were no securities of NAIC designation 3 or below sold during 2019 and reacquired within 30 days of the sale date.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

17. Reconciliation to Statutory Statement

The following is a reconciliation of amounts previously reported to the Iowa Department of Financial Regulation in the 2019 Annual Statement, to those reported in the accompanying statutory-basis financial statements:

Balance Sheets

Total assets as reported in the Company's Annual Statement Increase in other assets

Total assets as reported in the accompanying audited statutory basis balance sheet

Total liabilities as reported in the Company's Annual Statement Increase in policy and contract claim reserves

Total liabilities as reported in the accompanying audited statutory basis balance sheet

Total capital and surplus as reported in the Company's Annual Statement Decrease in net income

Total capital and surplus as reported in the accompanying audited statutory basis balance sheet

Statements of Operations

Statutory net income as reported in the Company's Annual Statement Decrease in federal income tax (benefit) expense

Increase in death benefits

Total net income as reported in the accompanying audited statutory basis statement of operations

December 31

2019

$ 52,514,952 1,741

$ 52,516,693

$ 50,207,465 8,292

$ 50,215,757

$ 2,307,487 (6,551)

$ 2,300,936

$ 578,755 1,741 (8,292)

  $     572,204

The reconciling differences to the Annual Statement are driven by Management's decision to record a current year adjustment identified after annual statement reporting.

18. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are available to be issued, provided they give evidence of conditions that existed at the balance sheet date (Type I). The Company has not identified any Type I subsequent events for the year ended December 31, 2019 through April 20, 2020.

Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has identified the following Type II subsequent events for the year ended December 31, 2019:

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

In January 2020, management entered into a letter of intent for the sale of the Pyramid Center Complex owned by the Company. The estimated pre-tax gain on the transaction is $450,000. The letter of intent is consistent with the Company's objective to reduce its commercial real estate exposure and is expected to close in the second quarter of 2020.

Since January 2020, the Coronavirus disease (COVID-19) outbreak is causing disruption to business, markets, and industry. The Company is continuously monitoring the market, and the economic factors that impact the Company, to proactively manage the associated risks. At this point, management believes the most significant risks the Company faces are related to financial markets (particularly credit, equity, and interest rates risks), and underwriting risks (particularly related to mortality, morbidity and policyholder behavior). As of the audit report release date, the Company continues to monitor and evaluate the impacts of the COVID-19 crisis on the Company's 2020 results through the use of sensitivities and stress testing. While it is too early to provide long-term impacts, if any, management has determined the Company remains strongly capitalized with RBC remaining within target limits set by the capital management policy.

Transamerica Premier Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation

EIN: 42-1484983

AFFILIATIONS SCHEDULE

YEAR ENDED DECEMBER 31, 2019

Attachment to Note 9

Entity Name	FEIN
Transamerica Corporation	42-1484983
Aegon Asset Management Services Inc	39-1884868
Aegon Direct Marketing Services Inc	42-1470697
Aegon Financial Services Group Inc	41-1479568
Aegon Institutional Markets Inc	61-1085329
Aegon Management Company	35-1113520
Aegon USA Real Estate Services Inc	61-1098396
Aegon USA Realty Advisors of CA	20-5023693
AFSG Securities Corporation	23-2421076
AUSA Properties Inc	27-1275705
Commonwealth General Corporation	51-0108922
Creditor Resources Inc	42-1079584
CRI Solutions Inc	52-1363611
Financial Planning Services Inc	23-2130174
Garnet Assurance Corporation	11-3674132
Garnet Assurance Corporation II	14-1893533
Garnet Assurance Corporation III	01-0947856
Intersecurities Ins Agency	42-1517005
LIICA RE II	20-5927773
Massachusetts Fidelity Trust	42-0947998
MLIC RE I Inc	01-0930908
Money Services Inc	42-1079580
Monumental General Administrators Inc	52-1243288
Pearl Holdings Inc I	20-1063558
Pearl Holdings Inc II	20-1063571
Pine Falls Re Inc	26-1552330
Real Estate Alternatives Portfolio 3A Inc	20-1627078
River Ridge Insurance Company	20-0877184
Short Hills Management	42-1338496
Stonebridge Benefit Services Inc	75-2548428
Stonebridge Reinsurance Company	61-1497252
TCF Asset Management Corp	84-0642550

Transamerica Premier Life Insurance Company

Appendix A – Listing of Affiliated Companies (continued)

Transamerica Corporation

EIN: 42-1484983

AFFILIATIONS SCHEDULE

YEAR ENDED DECEMBER 31, 2019

Attachment to Note 9

Entity Name	FEIN
TCFC Air Holdings Inc	32-0092333
TCFC Asset Holdings Inc	32-0092334
TLIC Oakbrook Reinsurance Inc.	47-1026613
TLIC Riverwood Reinsurance Inc	45-3193055
TLIC Watertree Reinsurance, Inc.	81-3715574
Tranasmerica Advisors Life Insurance Company	91-1325756
Transamerica Accounts Holding Corp	36-4162154
Transamerica Affinity Services Inc	42-1523438
Transamerica Affordable Housing Inc	94-3252196
Transamerica Agency Network Inc	61-1513662
Transamerica Asset Management	59-3403585
Transamerica Capital Inc	95-3141953
Transamerica Casualty Insurance Company	31-4423946
Transamerica Commercial Finance Corp I	94-3054228
Transamerica Consumer Finance Holding Company	95-4631538
Transamerica Corporation (OREGON)	98-6021219
Transamerica Distribution Finance Overseas Inc	36-4254366
Transamerica Finance Corporation	95-1077235
Transamerica Financial Advisors	59-2476008
Transamerica Financial Life Insurance Company	36-6071399
Transamerica Fund Services Inc	59-3403587
Transamerica Home Loan	95-4390993
Transamerica International Re (Bermuda) Ltd	98-0199561
Transamerica Investors Securities Corp	13-3696753
Transamerica Leasing Holdings Inc	13-3452993
Transamerica Life Insurance Company	39-0989781
Transamerica Pacific Insurance Co Ltd	94-3304740
Transamerica Premier Life Insurance Company	52-0419790
Transamerica Resources Inc	52-1525601
Transamerica Small Business Capital Inc	36-4251204
Transamerica Stable Value Solutions Inc	27-0648897
Transamerica Vendor Financial Services Corporation	36-4134790

Transamerica Premier Life Insurance Company

Appendix A – Listing of Affiliated Companies (continued)

Transamerica Corporation

EIN: 42-1484983

AFFILIATIONS SCHEDULE

YEAR ENDED DECEMBER 31, 2019

Attachment to Note 9

Entity Name	FEIN
United Financial Services Inc	52-1263786
WFG China Holdings Inc	20-2541057
World Fin Group Ins Agency of Massachusetts Inc	04-3182849
World Financial Group Inc	42-1518386
World Financial Group Ins Agency of Hawaii Inc	99-0277127
World Financial Group Insurance Agency of WY Inc	42-1519076
World Financial Group Insurance Agency	95-3809372
Zahorik Company Inc	95-2775959
Zero Beta Fund LLC	26-1298094

Statutory-Basis Financial

Statement Schedules

Transamerica Premier Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2019

SCHEDULE I

			Amount at
			Which Shown
		Fair	in the
Type of Investment	Cost (1)	Value	Balance Sheet (2)
Fixed maturities
Bonds:
United States government and
government agencies and authorities	$1,560,785	$1,862,567	$1,615,584
States, municipalities and political
subdivisions	833,144	850,566	833,144
Foreign governments	137,981	148,272	137,879
Hybrid securities	196,725	212,249	196,725
All other corporate bonds	15,095,418	16,922,223	15,094,633
Preferred stocks	14,277	4,361	4,955
Total fixed maturities	17,838,330	20,000,237	17,882,922
Equity securities
Common stocks:
Industrial, miscellaneous and all other	59,000	59,056	59,056
Total equity securities	59,000	59,056	59,056
Mortgage loans on real estate	2,737,109		2,737,109
Real estate	187,639		187,639
Policy loans	962,408		962,408
Other long-term investments	395,529		395,529
Receivable for securities	117		117
Securities lending	757,186		757,186
Cash, cash equivalents and short-term
investments	625,320		625,320
Total investments	$23,562,638		$23,607,286

(1)Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

(2)United States government and corporate bonds of $3,256 are held at fair value rather than amortized cost due to having an NAIC 6 rating. Two preferred stock securities are held at fair value of $2,272 due to having an NAIC 5 rating.

Transamerica Premier Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

						Benefits, Claims
	Future Policy		Policy and		Net	Losses and	Other
	Benefits and	Unearned	Contract	Premium	Investment	Settlement	Operating
	Expenses	Premiums	Liabilities	Revenue	Income*	Expenses	Expenses*
Year ended December 31, 2019
Individual life	$9,986,959	$–	$130,291	$1,662,742	$599,147	$1,101,732	$752,986
Individual health	5,486,208	91,920	271,895	649,805	346,063	978,406	90,735
Group life and health	935,594	10,187	60,863	270,557	60,130	267,918	93,548
Annuity	1,383,733	–	667	764,777	89,519	2,147,944	(1,182,538)
	$17,792,494	$102,107	$463,716	$3,347,881	$1,094,859	$4,495,999	$(245,269)
Year ended December 31, 2018

Individual life	$9,092,422	$–	$108,676	$1,564,433	$461,112	$1,126,141	$699,006
Individual health	5,352,657	87,849	239,105	623,162	355,005	849,323	69,107
Group life and health	949,395	16,832	85,766	454,695	55,332	298,180	191,302
Annuity	1,466,569	–	698	907,732	87,245	1,223,719	(223,394)
Other	–	–	–	–	91,714	–	–
	$16,861,043	$104,681	$434,245	$3,550,022	$1,050,408	$3,497,363	$736,021
Year ended December 31, 2017

Individual life	$8,490,074	$–	$102,824	$1,030,788	$1,190,643	$1,233,999	$784,581
Individual health	5,104,517	86,651	232,622	2,206,192	(984,774)	5,013,202	(2,848,263)
Group life and health	948,227	25,767	98,609	739,799	20,356	758,598	(26,525)
Annuity	1,513,456	–	466	(1,680,475)	559,012	(786,325)	(563,464)
Other	–	–	–	–	94,255	–	–
	$16,056,274	$112,418	$434,521	$2,296,304	$879,492	$6,219,474	$(2,653,671)

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Premier Life Insurance Company

Reinsurance

(Dollars in Thousands)

					Percentage of
		Ceded to Other	Assumed From		Amount
	Gross Amount	Companies	Other Companies	Net Amount	Assumed to Net
Year ended December 31, 2019
Life insurance in force	$228,583,374	$58,822,199	$733,656	$170,494,831	0%
Premiums:

Individual life	$1,992,383	$352,503	$22,863	$1,662,743	1%
Individual health	266,540	21	383,287	649,806	59%
Group life and health	263,504	55,112	62,165	270,557	23%
Annuity	826,029	61,210	(43)	764,776	0%
	$3,348,455	$468,847	$468,272	$3,347,881	14%
Year ended December 31, 2018

Life insurance in force	$225,354,149	$65,732,854	$797,813	$160,419,108	0%
Premiums:

Individual life	$1,931,651	$391,966	$24,748	$1,564,433	2%
Individual health	241,100	129	382,191	623,162	61%
Group life and health	454,075	66,673	67,292	454,695	15%
Annuity	951,927	44,216	21	907,732	0%
	$3,578,753	$502,984	$474,252	$3,550,022	13%
Year ended December 31, 2017

Life insurance in force	$221,055,780	$69,201,990	$987,895	$152,841,685	1%
Premiums:

Individual life	$1,851,802	$846,830	$25,816	$1,030,788	3%
Individual health	227,972	(137)	1,978,082	2,206,191	90%
Group life and health	603,267	89,820	226,352	739,799	31%
Annuity	973,308	2,653,795	13	(1,680,474)	0%
	$3,656,349	$3,590,308	$2,230,263	$2,296,304	97%

FINANCIAL STATEMENTS

Transamerica Premier Life Insurance Company

Separate Account VA DD

Years Ended December 31, 2019 and 2018

Transamerica Premier Life Insurance Company

Separate Account VA DD

Financial Statements

Years Ended December 31, 2019 and 2018

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Transamerica Premier Life Insurance Company and the Contract Owners of Separate Account VA DD

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Separate Account VA DD indicated in the table below as of December 31, 2019, and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Separate Account VA DD as of December 31, 2019, and the results of each of their operations and the changes in each of their net assets for each of the two years in the period ended December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Vanguard® Balanced	Vanguard® Mid-Cap Index
Vanguard® Capital Growth	Vanguard® Moderate Allocation
Vanguard® Conservative Allocation	Vanguard® Money Market
Vanguard® Diversified Value	Vanguard® Real Estate Index
Vanguard® Equity Income	Vanguard® Short-Term Investment Grade
Vanguard® Equity Index	Vanguard® Small Company Growth
Vanguard® Global Bond Index	Vanguard® Total Bond Market Index
Vanguard® Growth	Vanguard® Total International Stock Market Index
Vanguard® High Yield Bond	Vanguard® Total Stock Market Index
Vanguard® International

Basis for Opinions

These financial statements are the responsibility of the Transamerica Premier Life Insurance Company’s management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Separate Account VA DD based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Separate Account VA DD in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2019 by correspondence with the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 17, 2020

We have served as the auditor of one or more of the subaccounts of Separate Account VA DD since 2014.

Transamerica Premier Life Insurance Company

Separate Account VA DD

Statements of Assets and Liabilities

December 31, 2019

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
Vanguard® Balanced	97,277,150.542	$1,979,237,487	$2,426,092,135	$(18)	$2,426,092,117	19,764,042	$122.752829	$122.752829
Vanguard® Capital Growth	23,210,999.972	584,730,695	946,080,359	8	946,080,367	13,464,388	70.265384	70.265384
Vanguard® Conservative Allocation	14,284,775.895	350,232,603	378,975,104	1	378,975,105	11,258,031	33.662646	33.662646
Vanguard® Diversified Value	25,813,762.505	395,255,974	424,636,393	5	424,636,398	10,485,469	40.497608	40.497608
Vanguard® Equity Income	37,852,537.664	736,641,698	914,895,835	(4)	914,895,831	8,212,281	111.405815	111.405815
Vanguard® Equity Index	36,852,145.723	1,067,185,921	1,757,847,351	(4)	1,757,847,347	12,966,739	135.565877	135.565877
Vanguard® Global Bond Index	8,972,890.303	179,677,588	192,109,581	(2)	192,109,579	8,861,812	21.678363	21.678363
Vanguard® Growth	22,240,118.229	454,196,640	599,371,186	3	599,371,189	8,208,540	73.018005	73.018005
Vanguard® High Yield Bond	46,287,959.750	360,540,334	379,098,390	4	379,098,394	9,907,553	38.263573	38.263573
Vanguard® International	41,407,495.448	857,645,747	1,200,817,368	8	1,200,817,376	19,850,804	60.492127	60.492127
Vanguard® Mid-Cap Index	35,695,440.900	652,928,149	857,761,445	1	857,761,446	11,946,749	71.798734	71.798734
Vanguard® Moderate Allocation	15,620,343.481	421,632,099	470,484,746	(3)	470,484,743	12,205,120	38.548145	38.548145
Vanguard® Money Market	1,092,613,948.414	1,092,613,948	1,092,613,948	(29)	1,092,613,919	550,429,955	1.985019	1.985019
Vanguard® Real Estate Index	40,392,084.633	485,896,918	554,987,243	(2)	554,987,241	7,442,439	74.570615	74.570615
Vanguard® Short-Term Investment Grade	95,387,133.970	1,007,784,142	1,033,996,532	23	1,033,996,555	50,450,839	20.495131	20.495131
Vanguard® Small Company Growth	38,312,072.438	796,454,596	884,242,632	1	884,242,633	8,411,121	105.127793	105.127793
Vanguard® Total Bond Market Index	131,831,837.573	1,540,932,105	1,609,666,737	20	1,609,666,757	38,389,797	41.929546	41.929546
Vanguard® Total International Stock Market Index	9,738,179.287	197,492,579	208,202,273	(4)	208,202,269	9,546,518	21.809236	21.809236
Vanguard® Total Stock Market Index	35,237,071.034	1,053,125,557	1,508,499,011	(3)	1,508,499,008	31,010,055	48.645480	48.645480

See accompanying notes.

2

Transamerica Premier Life Insurance Company

Separate Account VA DD

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019

	Vanguard® Balanced Subaccount	Vanguard® Capital Growth Subaccount	Vanguard® Conservative Allocation Subaccount	Vanguard® Diversified Value Subaccount	Vanguard® Equity Income Subaccount

Net Assets as of December 31, 2017:	$2,203,180,749	$828,556,856	$280,391,005	$444,856,713	$899,543,771

Investment Income:
Reinvested Dividends	50,964,214	7,496,026	5,732,358	10,857,719	20,069,537
Investment Expense:
Mortality and Expense Risk and Administrative Charges	6,009,592	2,475,438	811,404	1,193,322	2,436,402

Net Investment Income (Loss)	44,954,622	5,020,588	4,920,954	9,664,397	17,633,135

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	107,600,844	23,526,684	6,232,312	21,220,273	52,939,837
Realized Gain (Loss) on Investments	31,177,759	31,007,729	3,017,752	5,531,977	19,537,308

Net Realized Capital Gains (Losses) on Investments	138,778,603	54,534,413	9,250,064	26,752,250	72,477,145
Net Change in Unrealized Appreciation (Depreciation)	(261,108,647)	(71,996,116)	(23,941,461)	(75,466,429)	(142,722,523)

Net Gain (Loss) on Investment	(122,330,044)	(17,461,703)	(14,691,397)	(48,714,179)	(70,245,378)

Net Increase (Decrease) in Net Assets Resulting from Operations	(77,375,422)	(12,441,115)	(9,770,443)	(39,049,782)	(52,612,243)

Increase (Decrease) in Net Assets from Contract Transactions	(103,294,146)	(7,853,297)	22,722,403	(30,940,636)	(57,742,279)

Total Increase (Decrease) in Net Assets	(180,669,568)	(20,294,412)	12,951,960	(69,990,418)	(110,354,522)

Net Assets as of December 31, 2018:	$2,022,511,181	$808,262,444	$293,342,965	$374,866,295	$789,189,249

Investment Income:
Reinvested Dividends	59,874,382	9,881,605	7,095,999	11,766,623	21,544,174
Investment Expense:
Mortality and Expense Risk and Administrative Charges	6,062,277	2,381,269	904,380	1,087,694	2,329,779

Net Investment Income (Loss)	53,812,105	7,500,336	6,191,619	10,678,929	19,214,395

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	120,392,574	24,153,164	7,319,266	23,357,396	52,321,041
Realized Gain (Loss) on Investments	22,451,652	49,401,817	1,509,349	4,327,999	18,336,289

Net Realized Capital Gains (Losses) on Investments	142,844,226	73,554,981	8,828,615	27,685,395	70,657,330
Net Change in Unrealized Appreciation (Depreciation)	247,487,017	122,665,099	31,968,126	52,049,877	94,705,589

Net Gain (Loss) on Investment	390,331,243	196,220,080	40,796,741	79,735,272	165,362,919

Net Increase (Decrease) in Net Assets Resulting from Operations	444,143,348	203,720,416	46,988,360	90,414,201	184,577,314

Increase (Decrease) in Net Assets from Contract Transactions	(40,562,412)	(65,902,493)	38,643,780	(40,644,098)	(58,870,732)

Total Increase (Decrease) in Net Assets	403,580,936	137,817,923	85,632,140	49,770,103	125,706,582

Net Assets as of December 31, 2019:	$2,426,092,117	$946,080,367	$378,975,105	$424,636,398	$914,895,831

See Accompanying Notes.

(1)	See Footnote 1

3

Transamerica Premier Life Insurance Company

Separate Account VA DD

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019

	Vanguard® Equity Index Subaccount	Vanguard® Global Bond Index Subaccount	Vanguard® Growth Subaccount	Vanguard® High Yield Bond Subaccount	Vanguard® International Subaccount

Net Assets as of December 31, 2017:	$1,545,550,530	$51,789,653	$440,527,221	$364,677,929	$1,251,330,793

Investment Income:
Reinvested Dividends	26,178,702	214,465	1,503,525	16,628,923	9,800,407
Investment Expense:
Mortality and Expense Risk and Administrative Charges	4,390,795	297,637	1,394,278	965,672	3,479,248

Net Investment Income (Loss)	21,787,907	(83,172)	109,247	15,663,251	6,321,159

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	25,482,539	16,920	23,265,272	—	32,798,819
Realized Gain (Loss) on Investments	37,198,754	(34,863)	15,462,091	1,064,720	39,942,170

Net Realized Capital Gains (Losses) on Investments	62,681,293	(17,943)	38,727,363	1,064,720	72,740,989
Net Change in Unrealized Appreciation (Depreciation)	(153,896,411)	1,922,121	(42,409,602)	(26,937,121)	(228,341,165)

Net Gain (Loss) on Investment	(91,215,118)	1,904,178	(3,682,239)	(25,872,401)	(155,600,176)

Net Increase (Decrease) in Net Assets Resulting from Operations	(69,427,211)	1,821,006	(3,572,992)	(10,209,150)	(149,279,017)

Increase (Decrease) in Net Assets from Contract Transactions	(48,691,163)	95,499,355	28,919,761	(31,515,468)	(90,345,448)

Total Increase (Decrease) in Net Assets	(118,118,374)	97,320,361	25,346,769	(41,724,618)	(239,624,465)

Net Assets as of December 31, 2018:	$1,427,432,156	$149,110,014	$465,873,990	$322,953,311	$1,011,706,328

Investment Income:
Reinvested Dividends	30,792,337	2,575,764	2,180,750	20,857,632	16,272,300
Investment Expense:
Mortality and Expense Risk and Administrative Charges	4,364,972	495,156	1,488,382	973,881	3,013,109

Net Investment Income (Loss)	26,427,365	2,080,608	692,368	19,883,751	13,259,191

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	40,317,758	212,260	60,356,302	—	35,485,998
Realized Gain (Loss) on Investments	54,600,275	1,490,263	26,403,853	775,645	33,731,922

Net Realized Capital Gains (Losses) on Investments	94,918,033	1,702,523	86,760,155	775,645	69,217,920
Net Change in Unrealized Appreciation (Depreciation)	307,823,897	10,380,880	65,341,673	29,585,089	215,608,340

Net Gain (Loss) on Investment	402,741,930	12,083,403	152,101,828	30,360,734	284,826,260

Net Increase (Decrease) in Net Assets Resulting from Operations	429,169,295	14,164,011	152,794,196	50,244,485	298,085,451

Increase (Decrease) in Net Assets from Contract Transactions	(98,754,104)	28,835,554	(19,296,997)	5,900,598	(108,974,403)

Total Increase (Decrease) in Net Assets	330,415,191	42,999,565	133,497,199	56,145,083	189,111,048

Net Assets as of December 31, 2019:	$1,757,847,347	$192,109,579	$599,371,189	$379,098,394	$1,200,817,376

See Accompanying Notes.

(1)	See Footnote 1

4

Transamerica Premier Life Insurance Company

Separate Account VA DD

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019

	Vanguard® Mid-Cap Index Subaccount	Vanguard® Moderate Allocation Subaccount	Vanguard® Money Market Subaccount	Vanguard® Real Estate Index Subaccount	Vanguard® Short- Term Investment Grade Subaccount

Net Assets as of December 31, 2017:	$803,261,704	$350,258,691	$834,265,879	$507,891,411	$1,002,381,381

Investment Income:
Reinvested Dividends	9,542,251	7,010,968	18,412,256	14,288,547	17,354,008
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,246,349	1,035,872	2,594,632	1,310,926	2,725,623

Net Investment Income (Loss)	7,295,902	5,975,096	15,817,624	12,977,621	14,628,385

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	38,797,354	11,568,764	—	17,520,525	—
Realized Gain (Loss) on Investments	16,801,939	4,819,938	—	8,011,778	(881,259)

Net Realized Capital Gains (Losses) on Investments	55,599,293	16,388,702	—	25,532,303	(881,259)
Net Change in Unrealized Appreciation (Depreciation)	(136,507,460)	(42,388,022)	—	(66,298,967)	(6,622,750)

Net Gain (Loss) on Investment	(80,908,167)	(25,999,320)	—	(40,766,664)	(7,504,009)

Net Increase (Decrease) in Net Assets Resulting from Operations	(73,612,265)	(20,024,224)	15,817,624	(27,789,043)	7,124,376

Increase (Decrease) in Net Assets from Contract Transactions	(33,419,204)	27,613,376	241,464,521	(37,586,509)	(44,384,594)

Total Increase (Decrease) in Net Assets	(107,031,469)	7,589,152	257,282,145	(65,375,552)	(37,260,218)

Net Assets as of December 31, 2018:	$696,230,235	$357,847,843	$1,091,548,024	$442,515,859	$965,121,163

Investment Income:
Reinvested Dividends	12,005,207	8,843,381	24,184,449	13,968,409	26,915,055
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,189,161	1,117,970	2,919,597	1,412,155	2,756,925

Net Investment Income (Loss)	9,816,046	7,725,411	21,264,852	12,556,254	24,158,130

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	61,884,067	9,527,473	—	25,244,158	—
Realized Gain (Loss) on Investments	19,872,601	4,945,015	—	8,678,773	1,004,289

Net Realized Capital Gains (Losses) on Investments	81,756,668	14,472,488	—	33,922,931	1,004,289
Net Change in Unrealized Appreciation (Depreciation)	117,304,779	48,903,760	—	78,302,910	28,319,069

Net Gain (Loss) on Investment	199,061,447	63,376,248	—	112,225,841	29,323,358

Net Increase (Decrease) in Net Assets Resulting from Operations	208,877,493	71,101,659	21,264,852	124,782,095	53,481,488

Increase (Decrease) in Net Assets from Contract Transactions	(47,346,282)	41,535,241	(20,198,957)	(12,310,713)	15,393,904

Total Increase (Decrease) in Net Assets	161,531,211	112,636,900	1,065,895	112,471,382	68,875,392

Net Assets as of December 31, 2019:	$857,761,446	$470,484,743	$1,092,613,919	$554,987,241	$1,033,996,555

See Accompanying Notes.

(1)	See Footnote 1

5

Transamerica Premier Life Insurance Company

Separate Account VA DD

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019

	Vanguard® Small Company Growth Subaccount	Vanguard® Total Bond Market Index Subaccount	Vanguard® Total International Stock Market Index Subaccount	Vanguard® Total Stock Market Index Subaccount

Net Assets as of December 31, 2017:	$818,549,665	$1,535,607,646	$65,781,659	$1,248,279,880

Investment Income:
Reinvested Dividends	3,380,501	34,106,943	581,522	19,441,611
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,453,288	4,112,387	338,605	3,601,486

Net Investment Income (Loss)	927,213	29,994,556	242,917	15,840,125

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	91,481,113	2,886,955	58,975	49,702,844
Realized Gain (Loss) on Investments	13,025,638	(1,785,071)	45,897	21,629,314

Net Realized Capital Gains (Losses) on Investments	104,506,751	1,101,884	104,872	71,332,158
Net Change in Unrealized Appreciation (Depreciation)	(169,076,772)	(38,399,747)	(23,846,519)	(158,490,692)

Net Gain (Loss) on Investment	(64,570,021)	(37,297,863)	(23,741,647)	(87,158,534)

Net Increase (Decrease) in Net Assets Resulting from Operations	(63,642,808)	(7,303,307)	(23,498,730)	(71,318,409)

Increase (Decrease) in Net Assets from Contract Transactions	(1,704,456)	(62,361,619)	107,549,565	15,204,780

Total Increase (Decrease) in Net Assets	(65,347,264)	(69,664,926)	84,050,835	(56,113,629)

Net Assets as of December 31, 2018:	$753,202,401	$1,465,942,720	$149,832,494	$1,192,166,251

Investment Income:
Reinvested Dividends	4,347,473	39,426,078	3,608,884	21,416,786
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,313,246	4,200,263	512,016	3,718,601

Net Investment Income (Loss)	2,034,227	35,225,815	3,096,868	17,698,185

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	94,475,215	—	20,708	38,345,751
Realized Gain (Loss) on Investments	15,952,177	2,343,002	(843,159)	33,309,230

Net Realized Capital Gains (Losses) on Investments	110,427,392	2,343,002	(822,451)	71,654,981
Net Change in Unrealized Appreciation (Depreciation)	91,010,689	86,442,874	32,357,624	269,096,937

Net Gain (Loss) on Investment	201,438,081	88,785,876	31,535,173	340,751,918

Net Increase (Decrease) in Net Assets Resulting from Operations	203,472,308	124,011,691	34,632,041	358,450,103

Increase (Decrease) in Net Assets from Contract Transactions	(72,432,076)	19,712,346	23,737,734	(42,117,346)

Total Increase (Decrease) in Net Assets	131,040,232	143,724,037	58,369,775	316,332,757

Net Assets as of December 31, 2019:	$884,242,633	$1,609,666,757	$208,202,269	$1,508,499,008

See Accompanying Notes.

(1)	See Footnote 1

6

Transamerica Premier Life Insurance Company

Separate Account VA DD

Notes to Financial Statements

December 31, 2019

1.	Organization

Separate Account VA DD (the Separate Account) is a segregated investment account of Transamerica Premier Life Insurance Company (TPLIC), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of the Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. TPLIC and the Separate Account are regulated by the Securities and Exchange Commission. The assets and liabilities of the Separate Account are clearly identified and distinguished from TPLIC’s other assets and liabilities. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of Vanguard® Variable Annuity Plan.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
Vanguard® Variable Insurance Fund:	Vanguard® Variable Insurance Fund:
Vanguard® Balanced	Vanguard® Balanced Portfolio
Vanguard® Capital Growth	Vanguard® Capital Growth Portfolio
Vanguard® Conservative Allocation	Vanguard® Conservative Allocation Portfolio
Vanguard® Diversified Value	Vanguard® Diversified Value Portfolio
Vanguard® Equity Income	Vanguard® Equity Income Portfolio
Vanguard® Equity Index	Vanguard® Equity Index Portfolio
Vanguard® Global Bond Index	Vanguard® Global Bond Index Portfolio
Vanguard® Growth	Vanguard® Growth Portfolio
Vanguard® High Yield Bond	Vanguard® High Yield Bond Portfolio
Vanguard® International	Vanguard® International Portfolio
Vanguard® Mid-Cap Index	Vanguard® Mid-Cap Index Portfolio
Vanguard® Moderate Allocation	Vanguard® Moderate Allocation Portfolio
Vanguard® Money Market	Vanguard® Money Market Portfolio
Vanguard® Real Estate Index	Vanguard® Real Estate Index Portfolio
Vanguard® Short-Term Investment Grade	Vanguard® Short-Term Investment Grade Portfolio
Vanguard® Small Company Growth	Vanguard® Small Company Growth Portfolio
Vanguard® Total Bond Market Index	Vanguard® Total Bond Market Index Portfolio
Vanguard® Total International Stock Market Index	Vanguard® Total International Stock Market Index Portfolio
Vanguard® Total Stock Market Index	Vanguard® Total Stock Market Index Portfolio

Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date
Vanguard® Global Bond Index	September 9, 2017
Vanguard® Total International Stock Market Index	September 9, 2017

7

Transamerica Premier Life Insurance Company

Separate Account VA DD

Notes to Financial Statements

December 31, 2019

2.	Summary of Significant Accounting Policies

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable annuity separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2019.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon published closing NAV per share and therefore are considered Level 1.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2019.

8

Transamerica Premier Life Insurance Company

Separate Account VA DD

Notes to Financial Statements

December 31, 2019

3. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2019 were as follows:

Subaccount	Purchases	Sales
Vanguard® Balanced	$236,564,525	$102,922,240
Vanguard® Capital Growth	56,911,648	91,160,651
Vanguard® Conservative Allocation	77,987,940	25,833,276
Vanguard® Diversified Value	42,200,696	48,808,472
Vanguard® Equity Income	84,505,592	71,840,882
Vanguard® Equity Index	92,383,827	124,392,795
Vanguard® Global Bond Index	55,199,494	24,071,071
Vanguard® Growth	95,237,351	53,485,684
Vanguard® High Yield Bond	55,606,743	29,822,395
Vanguard® International	58,627,150	118,856,375
Vanguard® Mid-Cap Index	86,007,839	61,654,010
Vanguard® Moderate Allocation	84,938,980	26,150,851
Vanguard® Money Market	177,905,396	176,839,333
Vanguard® Real Estate Index	63,957,953	38,468,252
Vanguard® Short-Term Investment Grade	108,359,598	68,807,574
Vanguard® Small Company Growth	111,238,006	87,160,642
Vanguard® Total Bond Market Index	135,667,648	80,729,492
Vanguard® Total International Stock Market Index	55,936,299	29,080,986
Vanguard® Total Stock Market Index	99,794,268	85,867,687

9

Transamerica Premier Life Insurance Company

Separate Account VA DD

Notes to Financial Statements

4. Change in Units

The change in units outstanding were as follows:

	Year Ended December 31, 2019			Year Ended December 31, 2018
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
Vanguard® Balanced	518,228	(880,785)	(362,557)	281,649	(1,272,916)	(991,267)
Vanguard® Capital Growth	381,489	(1,428,977)	(1,047,488)	822,664	(970,739)	(148,075)
Vanguard® Conservative Allocation	2,002,174	(810,757)	1,191,417	1,721,389	(963,804)	757,585
Vanguard® Diversified Value	198,002	(1,316,399)	(1,118,397)	268,526	(1,144,804)	(876,278)
Vanguard® Equity Income	110,385	(688,744)	(578,359)	106,637	(711,877)	(605,240)
Vanguard® Equity Index	183,293	(1,004,618)	(821,325)	330,192	(758,527)	(428,335)
Vanguard® Global Bond Index	2,537,677	(1,112,651)	1,425,026	5,020,781	(179,860)	4,840,921
Vanguard® Growth	501,818	(808,115)	(306,297)	1,009,679	(540,040)	469,639
Vanguard® High Yield Bond	974,756	(804,099)	170,657	507,031	(1,434,881)	(927,850)
Vanguard® International	130,511	(2,166,007)	(2,035,496)	630,667	(2,333,747)	(1,703,080)
Vanguard® Mid-Cap Index	197,371	(907,076)	(709,705)	239,599	(786,012)	(546,413)
Vanguard® Moderate Allocation	1,861,904	(723,122)	1,138,782	1,574,865	(776,694)	798,171
Vanguard® Money Market	78,793,087	(89,172,442)	(10,379,355)	175,026,553	(50,088,962)	124,937,591
Vanguard® Real Estate Index	362,483	(543,034)	(180,551)	147,974	(782,793)	(634,819)
Vanguard® Short-Term Investment Grade	4,148,281	(3,334,977)	813,304	3,203,345	(5,510,415)	(2,307,070)
Vanguard® Small Company Growth	135,112	(877,789)	(742,677)	513,445	(559,410)	(45,965)
Vanguard® Total Bond Market Index	2,423,705	(1,926,157)	497,548	1,233,329	(2,872,130)	(1,638,801)
Vanguard® Total International Stock Market Index	2,655,730	(1,437,705)	1,218,025	5,345,077	(129,816)	5,215,261
Vanguard® Total Stock Market Index	964,150	(1,911,118)	(946,968)	1,767,733	(1,397,309)	370,424

10

Transamerica Premier Life Insurance Company

Separate Account VA DD

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2019			Year Ended December 31, 2018
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
Vanguard® Balanced	$58,534,209	$(99,096,621)	$(40,562,412)	$29,521,965	$(132,816,111)	$(103,294,146)
Vanguard® Capital Growth	23,489,820	(89,392,313)	(65,902,493)	49,356,791	(57,210,088)	(7,853,297)
Vanguard® Conservative Allocation	64,090,268	(25,446,488)	38,643,780	51,599,355	(28,876,952)	22,722,403
Vanguard® Diversified Value	7,331,410	(47,975,508)	(40,644,098)	9,528,721	(40,469,357)	(30,940,636)
Vanguard® Equity Income	11,149,494	(70,020,226)	(58,870,732)	10,228,122	(67,970,401)	(57,742,279)
Vanguard® Equity Index	22,399,293	(121,153,397)	(98,754,104)	36,637,114	(85,328,277)	(48,691,163)
Vanguard® Global Bond Index	52,725,073	(23,889,519)	28,835,554	99,048,387	(3,549,032)	95,499,355
Vanguard® Growth	33,288,780	(52,585,777)	(19,296,997)	60,216,897	(31,297,136)	28,919,761
Vanguard® High Yield Bond	35,264,843	(29,364,245)	5,900,598	17,295,522	(48,810,990)	(31,515,468)
Vanguard® International	7,236,215	(116,210,618)	(108,974,403)	35,044,636	(125,390,084)	(90,345,448)
Vanguard® Mid-Cap Index	12,769,877	(60,116,159)	(47,346,282)	14,913,987	(48,333,191)	(33,419,204)
Vanguard® Moderate Allocation	67,247,888	(25,712,647)	41,535,241	53,897,020	(26,283,644)	27,613,376
Vanguard® Money Market	155,016,551	(175,215,508)	(20,198,957)	338,033,329	(96,568,808)	241,464,521
Vanguard® Real Estate Index	25,382,830	(37,693,543)	(12,310,713)	8,796,603	(46,383,112)	(37,586,509)
Vanguard® Short-Term Investment Grade	82,772,230	(67,378,326)	15,393,904	61,691,842	(106,076,436)	(44,384,594)
Vanguard® Small Company Growth	12,930,982	(85,363,058)	(72,432,076)	50,072,254	(51,776,710)	(1,704,456)
Vanguard® Total Bond Market Index	98,356,862	(78,644,516)	19,712,346	47,074,962	(109,436,581)	(62,361,619)
Vanguard® Total International Stock Market Index	52,650,195	(28,912,461)	23,737,734	110,203,835	(2,654,270)	107,549,565
Vanguard® Total Stock Market Index	41,666,745	(83,784,091)	(42,117,346)	71,790,440	(56,585,660)	15,204,780

11

Transamerica Premier Life Insurance Company

Separate Account VA DD

Notes to Financial Statements

December 31, 2019

5. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Vanguard® Balanced
12/31/2019	19,764,042	$122.75	to	$122.75	$2,426,092,117	2.66%	0.270%	to	0.270%	22.15%	to	22.15%
12/31/2018	20,126,599	100.49	to	100.49	2,022,511,181	2.37	0.270	to	0.270	(3.68)	to	(3.68)
12/31/2017	21,117,866	104.33	to	104.33	2,203,180,749	2.33	0.295	to	0.295	14.39	to	14.39
12/31/2016	21,540,505	91.21	to	91.21	1,964,630,179	2.49	0.295	to	0.295	10.69	to	10.69
12/31/2015	21,965,570	82.40	to	82.40	1,809,899,808	2.38	0.295	to	0.295	(0.20)	to	(0.20)
Vanguard® Capital Growth
12/31/2019	13,464,388	70.27	to	70.27	946,080,367	1.12	0.270	to	0.270	26.16	to	26.16
12/31/2018	14,511,876	55.70	to	55.70	808,262,444	0.85	0.270	to	0.270	(1.45)	to	(1.45)
12/31/2017	14,659,951	56.52	to	56.52	828,556,856	1.12	0.295	to	0.295	28.46	to	28.46
12/31/2016	13,852,938	44.00	to	44.00	609,485,636	1.20	0.295	to	0.295	10.52	to	10.52
12/31/2015	14,276,271	39.81	to	39.81	568,313,573	1.09	0.295	to	0.295	2.33	to	2.33
Vanguard® Conservative Allocation
12/31/2019	11,258,031	33.66	to	33.66	378,975,105	2.11	0.270	to	0.270	15.52	to	15.52
12/31/2018	10,066,614	29.14	to	29.14	293,342,965	1.97	0.270	to	0.270	(3.25)	to	(3.25)
12/31/2017	9,309,029	30.12	to	30.12	280,391,005	1.86	0.295	to	0.295	10.57	to	10.57
12/31/2016	7,766,682	27.24	to	27.24	211,579,292	1.61	0.295	to	0.295	5.71	to	5.71
12/31/2015	7,036,131	25.77	to	25.77	181,325,167	1.48	0.295	to	0.295	(0.09)	to	(0.09)
Vanguard® Diversified Value
12/31/2019	10,485,469	40.50	to	40.50	424,636,398	2.92	0.270	to	0.270	25.36	to	25.36
12/31/2018	11,603,866	32.31	to	32.31	374,866,295	2.55	0.270	to	0.270	(9.37)	to	(9.37)
12/31/2017	12,480,144	35.65	to	35.65	444,856,713	2.79	0.295	to	0.295	12.83	to	12.83
12/31/2016	13,500,203	31.59	to	31.59	426,497,263	2.73	0.295	to	0.295	12.64	to	12.64
12/31/2015	14,235,808	28.05	to	28.05	399,276,814	2.56	0.295	to	0.295	(2.74)	to	(2.74)
Vanguard® Equity Income
12/31/2019	8,212,281	111.41	to	111.41	914,895,831	2.49	0.270	to	0.270	24.09	to	24.09
12/31/2018	8,790,640	89.78	to	89.78	789,189,249	2.30	0.270	to	0.270	(6.23)	to	(6.23)
12/31/2017	9,395,880	95.74	to	95.74	899,543,771	2.51	0.295	to	0.295	17.91	to	17.91
12/31/2016	10,034,114	81.20	to	81.20	814,753,847	2.56	0.295	to	0.295	14.74	to	14.74
12/31/2015	9,722,774	70.77	to	70.77	688,082,651	2.67	0.295	to	0.295	0.56	to	0.56
Vanguard® Equity Index
12/31/2019	12,966,739	135.57	to	135.57	1,757,847,347	1.90	0.270	to	0.270	30.95	to	30.95
12/31/2018	13,788,064	103.53	to	103.53	1,427,432,156	1.67	0.270	to	0.270	(4.77)	to	(4.77)
12/31/2017	14,216,399	108.72	to	108.72	1,545,550,530	1.79	0.295	to	0.295	21.31	to	21.31
12/31/2016	14,518,031	89.62	to	89.62	1,301,127,696	2.22	0.295	to	0.295	11.49	to	11.49
12/31/2015	14,730,162	80.39	to	80.39	1,184,117,265	1.65	0.295	to	0.295	0.97	to	0.97
Vanguard® Global Bond Index
12/31/2019	8,861,812	21.68	to	21.68	192,109,579	1.40	0.270	to	0.270	8.12	to	8.12
12/31/2018	7,436,786	20.05	to	20.05	149,110,014	0.20	0.270	to	0.270	0.50	to	0.50
12/31/2017(1)	2,595,865	19.95	to	19.95	51,789,653	—	0.295	to	0.295	—	to	—
Vanguard® Growth
12/31/2019	8,208,540	73.02	to	73.02	599,371,189	0.40	0.270	to	0.270	33.46	to	33.46
12/31/2018	8,514,837	54.71	to	54.71	465,873,990	0.30	0.270	to	0.270	(0.08)	to	(0.08)
12/31/2017	8,045,198	54.76	to	54.76	440,527,221	0.50	0.295	to	0.295	30.54	to	30.54
12/31/2016	7,894,937	41.95	to	41.95	331,167,512	0.60	0.295	to	0.295	(1.37)	to	(1.37)
12/31/2015	9,270,068	42.53	to	42.53	394,243,962	0.58	0.295	to	0.295	7.66	to	7.66

12

Transamerica Premier Life Insurance Company

Separate Account VA DD

Notes to Financial Statements

December 31, 2019

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Vanguard® High Yield Bond
12/31/2019	9,907,553	$38.26	to	$38.26	$379,098,394	5.77%	0.270%	to	0.270%	15.36%	to	15.36%
12/31/2018	9,736,896	33.17	to	33.17	322,953,311	4.82	0.270	to	0.270	(3.00)	to	(3.00)
12/31/2017	10,664,746	34.19	to	34.19	364,677,929	4.71	0.295	to	0.295	6.70	to	6.70
12/31/2016	10,629,257	32.05	to	32.05	340,653,930	5.21	0.295	to	0.295	11.03	to	11.03
12/31/2015	10,540,855	28.86	to	28.86	304,257,404	5.19	0.295	to	0.295	(1.86)	to	(1.86)
Vanguard® International
12/31/2019	19,850,804	60.49	to	60.49	1,200,817,376	1.46	0.270	to	0.270	30.86	to	30.86
12/31/2018	21,886,300	46.23	to	46.23	1,011,706,328	0.79	0.270	to	0.270	(12.86)	to	(12.86)
12/31/2017	23,589,380	53.05	to	53.05	1,251,330,793	1.03	0.295	to	0.295	42.26	to	42.26
12/31/2016	22,480,946	37.29	to	37.29	838,256,225	1.43	0.295	to	0.295	1.58	to	1.58
12/31/2015	23,100,474	36.71	to	36.71	847,947,523	1.80	0.295	to	0.295	(1.06)	to	(1.06)
Vanguard® Mid-Cap Index
12/31/2019	11,946,749	71.80	to	71.80	857,761,446	1.48	0.270	to	0.270	30.52	to	30.52
12/31/2018	12,656,454	55.01	to	55.01	696,230,235	1.19	0.270	to	0.270	(9.58)	to	(9.58)
12/31/2017	13,202,867	60.84	to	60.84	803,261,704	1.19	0.295	to	0.295	18.74	to	18.74
12/31/2016	13,717,926	51.24	to	51.24	702,901,583	1.38	0.295	to	0.295	10.79	to	10.79
12/31/2015	14,362,546	46.25	to	46.25	664,243,461	1.18	0.295	to	0.295	(1.72)	to	(1.72)
Vanguard® Moderate Allocation
12/31/2019	12,205,120	38.55	to	38.55	470,484,743	2.13	0.270	to	0.270	19.21	to	19.21
12/31/2018	11,066,338	32.34	to	32.34	357,847,843	1.89	0.270	to	0.270	(5.20)	to	(5.20)
12/31/2017	10,268,167	34.11	to	34.11	350,258,691	1.84	0.295	to	0.295	14.47	to	14.47
12/31/2016	8,924,401	29.80	to	29.80	265,941,036	1.62	0.295	to	0.295	7.23	to	7.23
12/31/2015	8,382,150	27.79	to	27.79	232,930,146	1.42	0.295	to	0.295	(0.46)	to	(0.46)
Vanguard® Money Market
12/31/2019	550,429,955	1.99	to	1.99	1,092,613,919	2.23	0.270	to	0.270	1.99	to	1.99
12/31/2018	560,809,310	1.95	to	1.95	1,091,548,024	1.98	0.270	to	0.270	1.69	to	1.69
12/31/2017	435,871,719	1.91	to	1.91	834,265,879	1.00	0.295	to	0.295	0.72	to	0.72
12/31/2016	453,200,550	1.90	to	1.90	861,272,749	0.48	0.295	to	0.295	0.19	to	0.19
12/31/2015	411,300,209	1.90	to	1.90	780,195,366	0.15	0.295	to	0.295	(0.14)	to	(0.14)
Vanguard® Real Estate Index
12/31/2019	7,442,439	74.57	to	74.57	554,987,241	2.67	0.270	to	0.270	28.46	to	28.46
12/31/2018	7,622,990	58.05	to	58.05	442,515,859	3.05	0.270	to	0.270	(5.62)	to	(5.62)
12/31/2017	8,257,809	61.50	to	61.50	507,891,411	2.50	0.295	to	0.295	4.47	to	4.47
12/31/2016	9,183,902	58.87	to	58.87	540,659,753	2.53	0.295	to	0.295	8.04	to	8.04
12/31/2015	9,396,314	54.49	to	54.49	511,989,472	1.83	0.295	to	0.295	1.93	to	1.93
Vanguard® Short-Term Investment Grade
12/31/2019	50,450,839	20.50	to	20.50	1,033,996,555	2.63	0.270	to	0.270	5.41	to	5.41
12/31/2018	49,637,535	19.44	to	19.44	965,121,163	1.78	0.270	to	0.270	0.76	to	0.76
12/31/2017	51,944,605	19.30	to	19.30	1,002,381,381	1.95	0.295	to	0.295	1.80	to	1.80
12/31/2016	50,233,509	18.96	to	18.96	952,257,043	1.86	0.295	to	0.295	2.42	to	2.42
12/31/2015	49,618,766	18.51	to	18.51	918,393,400	1.83	0.295	to	0.295	0.83	to	0.83
Vanguard® Small Company Growth
12/31/2019	8,411,121	105.13	to	105.13	884,242,633	0.51	0.270	to	0.270	27.76	to	27.76
12/31/2018	9,153,798	82.28	to	82.28	753,202,401	0.38	0.270	to	0.270	(7.52)	to	(7.52)
12/31/2017	9,199,763	88.98	to	88.98	818,549,665	0.47	0.295	to	0.295	23.11	to	23.11
12/31/2016	9,466,254	72.27	to	72.27	684,166,327	0.35	0.295	to	0.295	14.60	to	14.60
12/31/2015	9,691,935	63.06	to	63.06	611,215,221	0.35	0.295	to	0.295	(3.04)	to	(3.04)
Vanguard® Total Bond Market Index
12/31/2019	38,389,797	41.93	to	41.93	1,609,666,757	2.53	0.270	to	0.270	8.38	to	8.38
12/31/2018	37,892,249	38.69	to	38.69	1,465,942,720	2.32	0.270	to	0.270	(0.41)	to	(0.41)
12/31/2017	39,531,050	38.85	to	38.85	1,535,607,646	2.31	0.295	to	0.295	3.18	to	3.18
12/31/2016	38,623,052	37.65	to	37.65	1,454,060,165	2.23	0.295	to	0.295	2.17	to	2.17
12/31/2015	37,608,272	36.85	to	36.85	1,385,724,196	2.22	0.295	to	0.295	0.04	to	0.04

13

Transamerica Premier Life Insurance Company

Separate Account VA DD

Notes to Financial Statements

December 31, 2019

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Vanguard® Total International Stock Market Index
12/31/2019	9,546,518	$21.81	to	$21.81	$208,202,269	1.90%	0.270%	to	0.270%	21.23%	to	21.23%
12/31/2018	8,328,493	17.99	to	17.99	149,832,494	0.47	0.270	to	0.270	(14.86)	to	(14.86)
12/31/2017(1)	3,113,232	21.13	to	21.13	65,781,659	—	0.295	to	0.295	—	to	—
Vanguard® Total Stock Market Index
12/31/2019	31,010,055	48.65	to	48.65	1,508,499,008	1.55	0.270	to	0.270	30.40	to	30.40
12/31/2018	31,957,023	37.31	to	37.31	1,192,166,251	1.51	0.270	to	0.270	(5.60)	to	(5.60)
12/31/2017	31,586,599	39.52	to	39.52	1,248,279,880	1.87	0.295	to	0.295	20.62	to	20.62
12/31/2016	31,602,707	32.76	to	32.76	1,035,427,315	1.47	0.295	to	0.295	12.23	to	12.23
12/31/2015	31,711,466	29.19	to	29.19	925,770,163	1.26	0.295	to	0.295	0.08	to	0.08

(1)	See Footnote 1
*

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.

**

These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.

***

These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

14

Transamerica Premier Life Insurance Company

Separate Account VA DD

Notes to Financial Statements

December 31, 2019

6. Administrative and Mortality and Expense Risk Charges

TPLIC deducts a daily administrative charge equal to an annual rate of 0.10% of the daily net assets value of each subaccount for administrative expenses. TPLIC also deducts an annual charge during the accumulation phase, not to exceed $25, proportionately from the subaccounts’ unit values. An annual charge of 0.17% is deducted (based on the death benefit selected) from the unit values of the subaccounts of the Separate Account for TPLIC’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the Mutual Fund. Charges for administrative and mortality and expense risk are an expense of the subaccount. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

7. Income Tax

Operations of the Separate Account form a part of TPLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TPLIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TPLIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TPLIC, as long as earnings are credited under the variable annuity contracts.

15

Transamerica Premier Life Insurance Company

Separate Account VA DD

Notes to Financial Statements

December 31, 2019

8. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition in the financial statements.

Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves. Since January 2020, the Coronavirus disease (COVID-19) pandemic and economic uncertainties have arisen which have impacted the Separate Account’s net assets. The extent to which the COVID-19 pandemic will continue to impact the net assets will depend on future developments, which are highly uncertain and cannot be estimated, including the scope and duration of the pandemic and actions taken by governmental authorities and other third parties in response to the pandemic.

9. Related Parties

Transamerica Capital, Inc. (TCI), a wholesaling broker-dealer, is an affiliated entity of TPLIC and an indirect wholly owned subsidiary of AEGON N.V. TCI distributes TPLIC’s products through broker-dealers and other financial intermediaries.

No charges other than those disclosed in Footnote 6 are deducted for the service rendered by related parties.

Contract owners may transfer funds between available subaccount options within the Separate Account. These transfers are performed at unit value at the time of the transfer.

16

PART C OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	Financial Statements

All required financial statements are included in Part B of this Registration Statement.

(b)	Exhibits:

	(1)	Resolution of the Board of Directors of National Home Life Assurance Company (“National Home”) authorizing establishment of the Separate Account. Note 8

	(2)		Not Applicable.

	(3)		Not Applicable.

	(4)	(a)	Form of variable annuity contract, Form No. VVAP U 11014. Note 4

		(b)	Optional Riders. Note 4

		(c)	Form of GLWB Rider. Note 11

		(c)(1)	Form of GLWB Rider. Note 15

		(c)(2)	Form of GLWB Rider. Note 18

		(d)	Form of ROP Rider. Note 15

	(5)		Form of application. Note 22

	(6)	(a)	Restated Articles of Incorporation and Articles of Redomestication of Monumental Life Insurance Company. Note 1

		(b)	Amended and Restated Bylaws of Monumental Life Insurance Company. Note 1

	(7)		Not Applicable.

	(8)	(a)	Participation Agreement (Vanguard). Note 6

	(8)	(b)	Administration Service Agent. Note 3

	(8)	(c)	First Amendment to Participation Agreement. Note 7

	(8)	(d)	Second Amendment to Participation Agreement. Note 7

	(8)	(e)	Third Amendment to Participation Agreement. Note 7

	(8)	(f)	Fourth Amendment to Participation Agreement. Note 9

	(8)	(g)	Fifth Amendment to Participation Agreement. Note 11

	(8)	(h)	Participation Agreement - Vanguard and Monumental Life Insurance Company. Note 14

		(h)(1)	Participation Agreement Amendment No. 1 - Vanguard and Monumental Life Ins Co. Note 17

		(h)(2)	Participation Agreement Amendment No. 2 - Vanguard and Monumental Life Ins Co. Note 17

		(h)(3)	Participation Agreement Amendment No. 3 - Vanguard and Monumental Life Ins Co. Note 19

		(h)(4)	Participation Agreement Amendment No. 4 - Vanguard and Monumental Life Ins Co. Note 20

		(h)(5)	Participation Agreement Amendment No. 5 - Vanguard and Monumental Life Ins Co. Note 21

		(h)(6)	Participation Agreement Amendment No. 6 - Vanguard and Monumental Life Ins Co. Note 21

	(9)		Opinion and Consent of Counsel. Note 28

	(10)		Consent of Independent Registered Public Accounting Firm. Note 28

	(11)		No financial statements are omitted from item 23.

	(12)		Not applicable.

	(13)		Performance computation. Note 2

	(14)		Powers of Attorney. Blake S. Bostwick, Fred Gingerich, Mark W. Mullin, Jay Orlandi, David Schulz, C. Michiel Van Katwijk. Note 28

Note 1.	Incorporated herein by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-138040) filed on April 27, 2007.

Note 2.	Incorporated herein by reference to Post-Effective Amendment No. 6 to Registration Statement of Providian Life & Health Insurance Company Separate Account IV, (File No. 33-36073) filed on April 30, 1996.

Note 3.	Incorporated herein by reference to Post-Effective Amendment No. 11 to Registration Statement of Providian Life & Health Insurance Company Separate Account IV, (File No. 33-36073) filed on April 30, 1998.

Note 4.	Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement of Peoples Benefit Life Insurance Company (File No. 33-36073) filed on June 26, 2002.

Note 5.	Incorporated herein by reference to Post-Effective Amendment No. 21 to Form N-4 Registration Statement (File No. 333-146328) filed on April 27, 2006.

Note 6.	Incorporated herein by reference to the Initial Registration Statement on Form N-4 (File No. 333-65151) filed on October 1, 1998.

Note 7.	Incorporated herein by reference to Post-Effective Amendment No. 22 on Separate Account IV, (File No. 33-36073) filed on April 30, 2007.

Note 8.	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-146328) filed on September 26, 2007.

Note 9.	Incorporated herein by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-146328) filed on April 28, 2008.

Note 10.	Incorporated herein by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-146328) filed on January 29, 2009.

Note 11.	Incorporated herein by reference to Post-Effective Amendment No. 3 to Form N-4 Registration Statement (File No. 333-146328) filed on February 9, 2009.

Note 12.	Incorporated herein by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-146328) filed on April 29, 2009.

Note 13.	Incorporated herein by reference to Post-Effective Amendment No. 6 to Form N-4 Registration Statement (File No. 333-146328) filed on April 28, 2010.

Note 14.	Incorporated herein by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-146328) filed on April 25, 2011.

Note 15.	Incorporated herein by reference to Post-Effective Amendment No. 8 to Form N-4 Registration Statement (File No. 333-146328) filed on June 15, 2011.

Note 16.	Incorporated herein by reference to Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File No. 333-146328) filed on October 5, 2011.

Note 17.	Incorporated herein by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 333-146328) filed on April 27, 2012.

Note 18.	Incorporated herein by reference to Post-Effective Amendment No. 13 to Form N-4 Registration Statement (File No. 333-146328) filed on January 25, 2013.

Note 19.	Incorporated herein by reference to Post-Effective Amendment No. 16 to Form N-4 Registration Statement (File No. 333-146328) filed on April 24, 2013.

Note 20.	Incorporated herein by reference to Post-Effective Amendment No. 17 to Form N-4 Registration Statement (File No. 333-146328) filed on September 27, 2013.

Note 21.	Incorporated herein by reference to Post-Effective Amendment No. 18 to Form N-4 Registration Statement (333-146328) filed on April 30, 2014.

Note 22.	Incorporated herein by reference to Post-Effective Amendment No. 19 to Form N-4 Registration Statement (File No. 333-146328) filed on April 28, 2015.

Note 23.	Incorporated herein by reference to Post-Effective Amendment No. 20 to Form N-4 Registration Statement (File No. 333-146328) filed on April 26, 2016.

Note 24.	Incorporated herein by reference to Post-Effective Amendment No. 21 to Form N-4 Registration Statement (File No. 333-146328) filed on April 27, 2017.

Note 25.	Incorporated herein by reference to Post-Effective Amendment No. 22 to Form N-4 Registration Statement (File No. 333-146328) filed on April 26, 2018.

Note 26.	Incorporated herein by reference to Post-Effective Amendment No. 24 to Form N-4 Registration Statement (File No. 333-146328) filed on December 7, 2018.

Note 27.	Incorporated herein by reference to Post-Effective Amendment No. 25 to Form N-4 Registration Statement (File No. 333-146328) filed on April 24, 2019.

Note 28.	Filed herewith.

Item 25. Directors and Officers of the Depositor

Name and Business Address	Principal Positions and Offices with Depositor

Blake S. Bostwick 1801 California St. Suite 5200 Denver, CO 80202	Director and President

Fred Gingerich 4333 Edgewood Rd, N.E. Cedar Rapids, IA 52499	Controller and Vice President

Mark W. Mullin 100 Light Street Baltimore, MD 21202	Director and Chairman of the Board

Jay Orlandi 100 Light Street Baltimore, MD 21202	Director, Chief Legal and Administrative Officer, Executive Vice President, and Secretary

David Schulz 4333 Edgewood Rd, N.E. Cedar Rapids, IA 52499	Director, Chief Tax Officer, and Senior Vice President

C. Michiel van Katwijk 100 Light Street Baltimore, MD 21202	Director, Chief Financial Officer, Executive Vice President and Treasurer

Item 26. Persons Controlled by or under Common Control with the Depositor or Registrant.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
As of December 31, 2019, the following pages shows all corporations directly or indirectly controlled or under common control, with the Depositor, showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship.
25 East 38th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
239 West 20th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
313 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
319 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
AEGON Affordable Housing Debt Fund I, LLC	Delaware	Members: AHDF Manager I, LLC (0.01%), Mangaging Member; Transamerica Life Insurance Company (5%); non-AEGON affiliates: Dominium Taxable Fund I, LLC (94.99%)	Affordable housing loans
AEGON AM Funds, LLC	Delaware	AEGON USA Investment Management, LLC is the Manager; equity will be owned by clients/Investors of AEGON USA Investment Management, LLC	To serve as a fund for a client and offer flexilbility to accommodate other similarly situated clients.
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding, LLC	Registered investment advisor
Aegon Community Investments 50, LLC	Delaware

Members: Aegon Community Investments 50, LLC (0.10%); Transamerica Financial Life Insurance Company (25.49750%); Transamerica Premier Life Insurance Company (25.49750%); non-AEGON affiliate, Citibank, N.A. (48.9950%)

Investments
Aegon Community Investments 51, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 52, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 53, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 54, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 55, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Aegon Community Investments 56, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Aegon Community Investments 57, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 58, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 59, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 60, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 61, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 62, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Direct Marketing Services, Inc.	Maryland	Transamerica Premier Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services International, LLC	Maryland	100% AUSA Holding, LLC	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Energy Management, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing
AEGON Funding Company, LLC.	Delaware	Sole Member: Transamerica Corporation	Issue debt securities-net proceeds used to make loans to affiliates
Aegon Global Services, LLC	Iowa	Sole Member: Commonwealth General Corporation	Holding company
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance
Aegon LIHTC Fund 50, LLC	Delaware

Members: Aegon Community Investments 50, LLC (0.01%); Transamerica Financial Life Insurance Company (25.49750%); Transamerica Premier Life Insurance Company (25.49750%); non-affiliate of AEGON, Citibank, N.A. (48.9950%)

Investments
Aegon LIHTC Fund 51, LLC	Delaware	Members: Aegon Community Investments 51, LLC (.01%) as Managing Member; non-affiliate of AEGON, Citibank, N.A. (99.99%)	Investments
Aegon LIHTC Fund 52, LLC	Delaware

Members: Transamerica Financial Life Insurance Company (10.18%); Transamerica Life Insurance Company (1%); Managing Member - Aegon Community Investments 52, LLC (0.01%); non-affiliates of AEGON, Citibank, N.A. (49%); California Bank & Trust (5.21%); Pacific West Bank (7.58%); Ally Bank (11.35%); US Bank (7.58%); Bank of the West (7.46%)

Investments
Aegon LIHTC Fund 54, LLC	Delaware	Sole Member: Aegon Community Investments 54, LLC	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon LIHTC Fund 55, LLC	Delaware

Members: Managing Member - Aegon Community Investments 55, LLC (.01%); Transamerica Premier Life Insurance Company (2.82%); non-affiliates of AEGON, Bank of Hope (14.26%); CMFG Life Insurance Company (9.72%); Citibank, N.A. (21.69%); ZB National Association (1.81%); Ally Bank (8.21%); U.S. Bancorp Community Development Corporation (22.10%); Lake City Bank (1.47%); The Guardian Life Insurance Company of America (10.45%); Minnesota Life Insurance Company (7.46%)

Investments
Aegon LIHTC Fund 57, LLC	Delaware	Members: Managing Member - Aegon Community Investments 57, LLC (.01%); non-affiliate of AEGON, Bank of America, N.A. as Investor Member (99.99%)	Investments
Aegon LIHTC Fund 58, LLC	Delaware

Members: Managing Member - Aegon Community Investments 58, LLC (0.01%); Transamerica Premier Life Insurance Company (12%); non-affiliates of AEGON, Allstate Insurance Company (12%); Allstate Life Insurance Company (12%); Ally Bank (17%); CMFG Life Insurance Company (8.05%); Santander Bank, N.A. (22.25%); U.S. Bancorp Community Development Corporation (19.47%); Zions Bancorporation, N.A. (6.35%)

Investments
Aegon LIHTC Fund 60, LLC	Delaware	Sole Member: Aegon Community Investments 60, LLC	Investments
Aegon LIHTC Fund 61, LLC	Delaware	Sole Member: Aegon Community Investments 61, LLC	Investments
Aegon LIHTC Fund 62, LLC	Delaware	Sole Member: Aegon Community Investments 62, LLC	Investments
AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (62.2165%) ; Transamerica Premier Life Insurance Company (37.7835%)	Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	100% Transamerica Corporation	Holding company
Aegon Market Neutral Income Fund, LLC	Delaware	AEGON USA Investment Management, LLC is the sole Member until the first Investor buys in, then the entity will be managed by a 3-Member Board of Managers.	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon Multi-Family Equity Fund, LLC	Delaware

Members: Transamerica Life Insurance Company (63%); Transamerica Financial Life Insurance Company (20%); Transamerica Premier Life Insurance Company (17%); Non-Member Manager - AMFETF Manager, LLC (0%)

Investments
Aegon Opportunity Zone Fund Joint Venture 1, LLC	Delaware	Sole Member: Aegon OZF Investments 1, LLC	Investments
Aegon Opportunity Zone Fund 2, L.P.	Delaware	Limited Partner: AEGON USA Realty Advisors, LLC (100%) General Partner: Aegon OZF Investments 2, LLC (0%)	Investments
Aegon OZF Investments 1, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
Aegon OZF Investments 2, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
Aegon Upstream Energy Fund, LLC	Delaware	Sole Member: AEGON Energy Management, LLC	Investments
AEGON USA Asset Management Holding, LLC	Iowa	Sole Member: AUSA Holding, LLC	Holding company
AEGON USA Investment Management, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Administrative and investment services
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
Aegon Workforce Housing Boynton Place REIT, LLC	Delaware	Sole Member: Aegon Worforce Housing Separate Account 1, LLC	Multifamily private equity structure with third-party Investor
Aegon Workforce Housing Fund 2 Holding Company, LLC	Delaware	Sole Member: Aegon Workforce Housing Fund 2, LP	Holding company
Aegon Workforce Housing Fund 2, LP	Delaware

General Partner is AWHF2 General Partner, LLC. Fund Partners: Transamerica Life Insurance Company (63%), Transamerica Financial Life Insurance Company (20%) and Transamerica Premier Life Insurance Company (17%)

Investments
Aegon Workforce Housing Fund 3 Holding Company, LLC	Delaware	Sole Member: Aegon Workforce Housing Fund 3, LP	Holding company
Aegon Workforce Housing Fund 3, LP	Delaware

General Partner is AWHF3 General Partner, LLC. Fund Partners: Transamerica Life Insurance Company (63%), Transamerica Financial Life Insurance Company (20%) and Transamerica Premier Life Insurance Company (17%)

Investments
Aegon Workforce Housing Park at Via Rosa REIT, LLC	Delaware	Sole Member: Aegon Worforce Housing Separate Account 1, LLC	Multifamily private equity structure with third-party Investor
Aegon Workforce Housing Separate Account 1, LLC	Delaware	Undecided as of 11/1/19	Multifamily private equity structure with third-party Investor

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AHDF Manager I, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
ALH Properties Eight LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	Sole Member: FGH USA LLC	Real estate
AMFETF Manager, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 347, LLC	Ohio	TAHP Fund II, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 613, LLC	Ohio	Garnet LIHTC Fund VII, LLC - 99% Member; Cupples State LIHTC Investors, LLC - 1% Member; TAH Pentagon Funds, LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
Apollo Housing Capital Arrowhead Gardens, LLC	Delaware	Sole Member: Garnet LIHTC Fund XXXV, LLC	Affordable housing
AUIM Credit Opportunities Fund, LLC	Delaware	Members: AEGON USA Invesmtent Management, LLC (98.36%); non-affiliate of AEGON (1.64%)	Investment vehicle
AUSA Holding, LLC	Maryland	Sole Member: 100% Transamerica Corporation	Holding company
AUSA Properties, Inc.	Iowa	100% AEGON USA Realty Advisors, LLC	Own, operate and manage real estate
AWHF2 General Partner, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AWHF3 General Partner, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AWHSA Manager 1, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Multifamily private equity structure with third-party Investor
AXA Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services
Barfield Ranch Associates, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL- Barfield, LLC (50%)	Investments
Bay State Community Investments I, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties
Carle Place Leasehold SPE, LLC	Delaware	Sole Member: Transamerica Financial Life Insurance Company	Lease holder
Cedar Funding, Ltd.	Cayman Islands	100% Transamerica Life Insurance Company	Investments
Commonwealth General Corporation	Delaware	100% Transamerica Corporation	Holding company
Creditor Resources, Inc.	Michigan	100% AUSA Holding, LLC	Credit insurance
CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Cupples State LIHTC Investors, LLC	Delaware	Sole Member: Garnet LIHTC Fund VIII, LLC	Investments
FD TLIC, Limited Liability Company	New York	100% Transamerica Life Insurance Company	Broadway production
FGH Realty Credit LLC	Delaware	Sole Member: FGH USA, LLC	Real estate
FGH USA LLC	Delaware	Sole Member: RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	Sole Member: FGH USA LLC	Real estate
FGP West Street LLC	Delaware	Sole Member: FGP West Mezzanine LLC	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Fifth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Management services
First FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Fourth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100% Transamerica Life Insurance Company	Investments
Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments
Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments III, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XL, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XLI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIV, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIX, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet ITC Fund XLIII, LLC	Delaware	Members: Garnet Community Investments XLIII, LLC (0%) asset Manager: non-affiliate of AEGON, Solar TC Corp. (100%) Investor Member	Investments
Garnet LIHTC Fund III, LLC	Delaware	Members: Transamerica Life Insurance Company (.01%); non-affiliate of AEGON, Aegon Community Investments III, (99.99%)	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (99.99%); Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (99.99%); Transamerica Life Insurance Company (.01%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (99.99%); Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (99.99%) and Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund XII, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XII-A, LLC	Delaware	Members: Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Members: Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XIV, LLC	Delaware	Members: 0.01% Garnet Community Investments, LLC (0.01%); Wells Fargo Bank, N.A. (49.995%); and Goldenrod Asset Management, Inc.(49.995%), both non-AEGON affiliates	Investments
Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments
Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Special Situations Investing Group II, LLC, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments
Garnet LIHTC Fund XXI, LLC	Delaware	Sole Member: Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIV, LLC	Delaware

Members: Garnet Community Investments XXIV, LLC (0.01% as Managing Member); Transamerica Life Insurance Company (21.26%); non- affiliates of AEGON: New York Life Insurance Company (25.51%), New York Life Insurance and Annuity Corporation (21.73%) and Principal Life Insurance Company (31.49%)

Investments
Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non-affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable housing I LLC (1%)	Investments
Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXVII, LLC	Delaware

Members: Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.7045%); non-affiliates of AEGON: Aetna Life Insurance Company (30.2856%); New York Life Insurance Company (22.7142%); ProAssurance Casualty Company (3.6343%); ProAssurance Indemnity Company (8.4800%); State Street Bank and Trust Company (18.1714%)

Investments
Garnet LIHTC Fund XXVIII, LLC	Delaware

Members: Garnet Community Investments XXVIII LLC (0.01%); non-affiliates of AEGON: USAA Casualty Insurance Company (17.998%); USAA General Indemnity Company (19.998%); USAA Life Insurance Company (3.999%); United Services Automobile Association (57.994%)

Investments
Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non-affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments
Garnet LIHTC Fund XXX, LLC	Delaware	Members: Garnet Community Investments XXX, LLC (0.01%); non-affiliate of AEGON, New York Life Insurance Company (99.99%)	Investments
Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non-affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable Housing I, LLC (1%)	Investments
Garnet LIHTC Fund XXXII, LLC	Delaware	Sole Member: Garnet Community Investments XXXVII, LLC.	Investments
Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC (0.01%); non-affiliate of AEGON, NorLease, Inc. (99.99%)	Investments
Garnet LIHTC Fund XXXIV, LLC	Delaware	Members: Garnet Community Investments XXXIV, LLC (99.99%) and Transamerica Premier Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund XXXV, LLC	Delaware	Members: Garnet Community Investment XXXV, LLC (0.01%); non-affiliate of AEGON, Microsoft Corporation (99.99%)	Investments
Garnet LIHTC Fund XXXVI, LLC	Delaware	Members: Garnet Community Investments XXXVI, LLC (1%) as Managing Member; JPM Capital Corporation, a non-AEGON affiliate (99%) as Investor Member	Investments
Garnet LIHTC Fund XXXVII, LLC	Delaware	Members: Garnet Community Investments XXXVII, LLC (.01%); LIH Realty Corporation, a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXXVIII, LLC	Delaware	Members: Garnet Community Investments XXXVIII, LLC, non-Member Manager; non-affiliate of AEGON, Norlease, Inc. (100%)	Investments
Garnet LIHTC Fund XXXIX, LLC	Delaware	Members: Garnet Community Investments XXXIX, LLC a Managing Member (1%); non-AEGON affiliate, FNBC Leasing Corporation as Investor Member (99%)	Investments
Garnet LIHTC Fund XL, LLC	Delaware	Members: Garnet Community Investments XL, LLC (.01%); non-AEGON affiliate, Partner Reinsurance Company of the U.S. (99.99%)	Investments
Garnet LIHTC Fund XLI, LLC	Delaware

Members: Transamerica Life Insurance Company (9.990%) and Garnet Community Investments XLI, LLC (.01% Managing Member); non-AEGON affiliates : BBCN Bank (1.2499%), East West Bank (12.4988%), Opus Bank (12.4988%), Standard Insurance Company (24.9975%), Mutual of Omaha (12.4988%), Pacific Western Bank (7.4993%) and Principal Life Insurance Company (18.7481%).

Investments
Ganet LIHTC Fund XLII, LLC	Delaware	Members: Garnet Community Investments XLII, LLC (.01%) Managing Member; non-affiliates of AEGON: Community Trust Bank (83.33%) Investor Member; Metropolitan Bank (16.66%) Investor Member.	Investments
Garnet LIHTC Fund XLIV-A, LLC	Delaware	Sole Member: ING Capital, LLC; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLIV-B, LLC	Delaware	Sole Member: Lion Capital Delaware, Inc.; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLVI, LLC	Delaware	Members: Garnet Community Investments XLVI, LLC (0.01%) Managing Member; non-affiliate of AEGON, Standard Life Insurance Company (99.99%) Investor Member	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XLVII, LLC	Delaware

Members: Garnet Community Investments XLVII, LLC (1%) Managing Member; Transamerica Premier Life Insurance Company (14%) Investor Member; non-affiliate of AEGON: Citibank, N.A. (49%) Investor Member; New York Life Insurance Company (20.5%) Investor Member and New York Life Insurance and Annuity Corporation (15.5%) Investor Member

Investments
Garnet LIHTC Fund XLVIII, LLC	Delaware

Members: Transamerica Financial Life Insurance Company (75.18%) and Garnet Community Investments XXXLVIII, LLC (.01%); non-affiliates of AEGON: U.S. Bancorp Community Development Corporation (21.04%), American Republic Insurance Company (2.84%), Bank of Hope (.93%)

Investments
Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Imani Fe, LP	California

Partners: Garnet LIHTC Fund XIV, LL (99.99% Investor limited partner); Transamerica Affordable Housing, Inc. (non-owner special limited partner); non- affiliates of AEGON: ABS Imani Fe, LLC (.0034% class A limited partner); TAH Imani Fe GP, LLC (.0033% co-general partner); Grant Housing and Economic Development Corporation (.0033% Managing general partner)

Affordable housing
InterSecurities Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency
Investors Warranty of America, LLC	Iowa	Sole Member: RCC North America LLC	Leases business equipment
Ironwood Re Corp.	Hawaii	100% Commonwealth General Corporation	Captive insurance company
LCS Associates, LLC	Delaware	Sole Member: RCC North America LLC	Investments
Life Investors Alliance LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities
LIHTC Fund 53, LLC	Delaware	Non-Member Manager, AEGON Community Investments 53, LLC (0%); non-affiliates of AEGON: Bank of America, National Association (98%); MUFG Union Bank, N.A. (2%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
LIHTC Fund 56, LLC	Delaware	Members: Managing Member - Aegon Community Investments 56, LLC (0%); non-affiliates of AEGON, Bank of America, National Association (90%) and MUFG Union Bank, N.A. (10%)	Investments
LIHTC Fund 59, LLC	Delaware	Members: Non-Member Manager Aegon Community Investments 59, LLC (0%); non-affiliates of AEGON, Bank of America, National Association (99.99%); Dominium Taxable Fund II, LLC (0.01%)	Investments
LIHTC Fund XLV, LLC	Delaware	Non-Member Manager: Garnet Community Investments XLV, LLC (0%)	Investments
LIHTC Fund XLIX, LLC	Delaware	Sole Member: Garnet Community Investments XLIX, LLC	Investments
LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding, LLC	Trust company
Mitigation Manager, LLC	Delaware	Sole Member: RCC North America LLC	Investments
MLIC Re I, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Money Services, Inc.	Delaware	100% AUSA Holding, LLC

Provides certain financial services for affiliates including, but not limited to, certain intellectual property, computer and computer-related software and hardware services, including procurement and contract services to some or all of the Members of the AEGON Group in the United States and Canada.

Monumental Financial Services, Inc.	Maryland	100% Transamerica Corporation	DBA in the State of West Virginia for United Financial Services, Inc.
Monumental General Administrators, Inc.	Maryland	100% AUSA Holding, LLC	Provides management services to unaffiliated third party administrator
Natural Resources Alternatives Portfolio I, LLC	Delaware

Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%); Managing Member: AEGON USA Realty Advisors, LLC

Investment vehicle - to invest in Natural Resources
Natural Resources Alternatives Portfolio II, LLC	Delaware	Members: Transamerica Premier Life Insurance Company (60%); Transamerica Life Insurance Company (35%); Transamerica Financial Life Insurance Company (5%)	Investment vehicle
Natural Resources Alternatives Portfolio 3, LLC	Delaware	Members: Transamerica Life Insurance Company (55%); Transamerica Premier Life Insurance Company (35%); Transamerica Financial Life Insurance Company (10%)	Investment vehicle

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Nomagon Title Grandparent, LLC	Delaware	Sole member is AEGON USA Asset Management Holding, LLC; AEGON USA Realty Advisors, LLC is the non- member manager of this entity	Investment vehicle
Nomagon Title Holding 1, LLC	Delaware	Sole member is Nomagon Title Parent, LLC; AEGON USA Realty Advisors, LLC is the non-member manager of this entity	Investment vehicle
Nomagon Title Parent, LLC	Delaware	Sole member is Nomagon Title Grandparent, LLC; AEGON USA Realty Advisors, LLC is the non-member manager of this entity	Investment vehicle
Osceola Mitigation Partners, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL- MITBK, LLC (50%)	Investmetns
Pearl Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Pearl Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Transamerica Life Insurance Company	Marketing non-insurance products
Pine Falls Re, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Placer 400 Investors, LLC	California	Members: RCC North Amerivca LLC (50%); non-affiliate of AEGON, AKT Placer 400 Investors, LLC (50%)	Investments
Primus Guaranty, Ltd.	Bermuda	Members: Transamerica Life Insurance Company (20% 13.1%) and non-affiliates of AEGON and the public holders own the remainder.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
PSL Acquisitions Operating, LLC	Iowa	Sole Member: RCC North America LLC	Owner of Core subsidiary entities
RCC North America LLC	Delaware	Sole Member: Transamerica Corporation	Real estate
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (92.%); Transamerica Financial Life Insurance Company (7.5%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (74.4% ); Transamerica Premier Life Insurance Company (25.6%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Transamerica Premier Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (53.6%).	Real estate alternatives investment

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
SB Frazer Owner, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Second FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Seventh FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% Transamerica Corporation	Dormant
St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
TABR Realty Services, LLC	Delaware	Sole Member: AUSA Holding, LLC	Real estate investments
TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership.
TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as a general partner in a lower-tier tax credit entity
TAHP Fund 1, LLC	Delaware	Sole Member - Garnet LIHTC Fund IX, LLC	Real estate investments
TAHP Fund 2, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit
TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estate investments
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property.
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
The AEGON Trust Advisory Board: Onno van Klinken, Mark W. Mullin, Jay Orlandi and Alexander R. Wynaendts	Delaware	100% AEGON International B.V.	Voting Trust

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
THH Acquisitions, LLC	Iowa	Sole Member - Transamerica Life Insurance Company	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, LLC and holder of foreclosed real estate.
TLIC Oakbrook Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
TLIC Watertree Reinsurance Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
Tradition Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Tradition Irrigation Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Irrigation company
Tradition Land Company, LLC	Iowa	Sole Member: RCC North America LLC	Acquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed real estate.
Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable Housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership
Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding, LLC	Special purpose subsidiary
Transamerica Asset Management, Inc.	Florida	Transamerica Premier Life Insurance Company owns 77%; AUSA Holding, LLC owns 23%.	Fund advisor
Transamerica (Bermuda) Services Center, Ltd.	Bermuda	100% AEGON International B.V.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding, LLC	Broker/Dealer
Transamerica Casualty Insurance Company	Iowa	100% Transamerica Corporation	Insurance company
Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	1,000 shares owned by AUSA Holding, LLC; 209 shares owned by Commonwealth General Corporation; 729 shares owned by AEGON Asset Management Services, Inc.	Broker/Dealer
Transamerica Financial Life Insurance Company	New York	88% Transamerica Corporation; 12% Transamerica Life Insurance Company	Insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Fund Services, Inc.	Florida	Transamerica Premier Life Insurance Company owns 44%; AUSA Holding, LLC owns 56%	Mutual fund
Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Consultants, LLC	Maryland	Members: 51% Beth Lewellyn; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% Transamerica Corporation	Reinsurance
Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Commonwealth General Corporation	Insurance and reinsurance consulting
Transamerica Investment Management, LLC	Delaware	Sole Member - AEGON USA Asset Management Holding, LLC	Investment advisor
Transamerica Investors Securities Corporation	Delaware	100% Transamerica Retirement Solutions, LLC	Broker/Dealer
Transamerica Leasing Holdings Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life Insurance Company	Iowa	100% - Commonwealth General Corporation	Insurance
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - - will primarily write fixed universal life and term insurance
Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Commonwealth General Corporation	Life insurance
Transamerica Premier Life Insurance Company	Iowa	100% Commonwealth General Corporation	Insurance Company
Transamerica Pyramid Properties LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Realty limited liability company
Transamerica Realty Investment Properties LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Realty limited liability company
Transamerica Redwood Park, LLC	Delaware	Sole Member - Transamerica Corporation	Hold property interests in Redwood Park in California
Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides education and information regarding retirement and economic issues.
Transamerica Retirement Advisors, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Investment advisor
Transamerica Retirement Insurance Agency, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Conduct business as an insurance agency.
Transamerica Retirement Solutions, LLC	Delaware	Sole Member: AUSA Holding, LLC	Retirement plan services.
Transamerica Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Travel and Conference Services, LLC	Iowa	Sole Member: Money Services, Inc.	Travel and conference services
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
Transamerica Ventures, LLC	Delaware	Sole Member: AUSA Holding, LLC	Investments
Transamerica Ventures Fund, LLC	Delaware	100% AUSA Holding, LLC	Investments
United Financial Services, Inc.	Maryland	100% Transamerica Corporation	General agency
Universal Benefits, LLC	Iowa	Sole Member: AUSA Holding, LLC	Third party administrator
US PENG, INC.	Delaware	Sole Member: AEGON Levensverzekering N.V.	Energy investment strategy
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	Sole Member: World Financial Group, Inc.	Marketing
WFG Securities Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Canada Inc.	Canada	100% World Financial Group Holding Company of Canada Inc.	Marketing
World Financial Group Holding Company of Canada Inc.	Canada	100% Commonwealth General Corporation	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
Yarra Rapids, LLC	Delaware	Members are: Real Estate Alternatives Portfolio 4MR, LLC (49%) and non-AEGON affiliate (51%)	Real estate investments
Zahorik Company, Inc.	California	100% AUSA Holding, LLC	Inactive
Zero Beta Fund, LLC	Delaware

Members are: Transamerica Life Insurance Company (33.06%); Transamerica Premier Life Insurance Company (36.40%); Transamerica Financial Life Insurance Company (18.13%); Transamerica Pacific Insurance Company, Ltd. (12.41%). Manager: AEGON USA Investment Management LLC

Aggregating vehicle formed to hold various fund investments.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of February 29, 2020 there were 66,995 owners of Contracts.

ITEM 28. INDEMNIFICATION

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies procedures for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) None

(b) Not applicable

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

The books, accounts and other documents required by Section 31(a) under the Investment Company Act and the rules promulgated thereunder will be maintained by Manager Regulatory Filing Unit, Transamerica Premier Life Insurance Company at 4333 Edgewood Rd NE, Cedar Rapids, IA 52499-0001, and The Vanguard Group, Inc., Valley Forge, Pennsylvania.

ITEM 31. MANAGEMENT SERVICES

All management contracts are discussed in Part A or Part B.

ITEM 32. UNDERTAKINGS

(a) The Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b) The Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(c) The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Transamerica Premier Life Insurance Company represents that the fees and charges deducted under the contracts in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Transamerica Premier Life Insurance Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485 (b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Cedar Rapids and State of Iowa, on this 24th day of April, 2020.

SEPARATE ACCOUNT VA DD
Registrant

TRANSAMERICA PREMIER LIFE
INSURANCE COMPANY
Depositor

*
Blake S. Bostwick
Director and President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

* Blake S. Bostwick	Director and President	April 24, 2020

* Fred Gingerich	Controller and Vice President	April 24, 2020

* Mark W. Mullin	Director and Chairman of the Board	April 24, 2020

* Jay Orlandi	Director, Chief Legal and Administrative Officer, Executive Vice President and Secretary	April 24, 2020

* David Schulz	Director, Senior Vice President and Chief Tax Officer	April 24, 2020

* C. Michiel van Katwijk	Director, Executive Vice President, Chief Financial Officer and Treasurer	April 24, 2020

/s/ Brian Stallworth * Brian Stallworth	Assistant Secretary	April 24, 2020

*	By: Brian Stallworth - Attorney-in-Fact pursuant to Powers of Attorney filed previously and/or herewith.